SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement        [ ]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              NORTH VALLEY BANCORP
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

          (1)  Title of each class of securities to which transaction applies:
               NA

          (2)  Aggregate number of securities to which transaction applies: NA

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): NA

          (4)  Proposed maximum aggregate value of transaction: NA

          (5)  Total fee paid: NA

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid: NA

          (2)  Form, Schedule or Registration Statement No.: NA

          (3)  Filing Party: NA

          (4)  Date Filed: NA

[GRAPHIC OMITTED] NVB
 North Valley Bancorp

                                            November 26, 2007


Dear Fellow Shareholder:

         This year, the Annual Meeting of shareholders was delayed due to the anticipated merger of North Valley Bancorp with and into Sterling Financial Corporation and related merger of North Valley Bank with and into Sterling Savings Bank. A special meeting of shareholders was held on July 31, 2007 and the proposed mergers were approved by a majority vote of the outstanding shares of North Valley Bancorp common stock. Since the mergers were expected to be finalized not later than November 30, 2007, the Proxy Statement/Prospectus sent to the shareholders for that special meeting did not include an election of directors or the ratification of the appointment of Perry-Smith LLP as independent auditor for North Valley Bancorp for the 2007 fiscal year. Consummation of the Sterling transactions requires the receipt of all necessary regulatory approvals and the satisfaction of other closing conditions that are customary for such transactions. As of this date, Sterling has not received the necessary regulatory approvals. Therefore, in order to maintain compliance with California law and the listing standards of the Nasdaq Global Select Market, the Board of Directors has determined to bring the election of directors and the ratification of the appointment of Perry-Smith LLP before the shareholders at an Annual Meeting to be held on December 20, 2007. We encourage your support of the Bank and the Board's proposals as described in the Proxy Statement for the Annual Meeting. North Valley Bank continues to be a strong, progressive and independent banking institution. The Bank values its customers, shareholders and employees and maintains the goals of providing solid growth and returns. The key to its continuing success is in recruiting the best employees possible and providing the best service possible to its customers.

         The growth of the Bank in recent years into newer markets and expanded products for businesses and consumers alike has positioned the Bank as a financial institution with a major presence in Northern California. North Valley Bank continues to believe that this strategy will bring strong rewards to its shareholders in the long term.

         As a result of the changing market conditions, North Valley Bank continues to react in positive ways to ensure strength and stability for the benefit of its shareholders and customers. On behalf of our staff and the Board of Directors we thank you for your continued support and look forward to seeing many of our shareholders at the Annual Meeting on December 20, 2007, in Redding, California.


Cordially,

/s/ J.M. Wells, Jr.                      /s/ Michael J. Cushman
----------------------------------       --------------------------------------
J.M. ("Mike") Wells, Jr.                 Michael J. Cushman
Chairman of the Board                    President and Chief Executive Officer

                              NORTH VALLEY BANCORP
                             300 Park Marina Circle
                            Redding, California 96001

Dear Shareholders:

         The 2007 Annual Meeting of Shareholders of North Valley Bancorp will be held at 4:00 p.m. on Thursday, December 20, 2007, in the Administrative Offices of North Valley Bancorp, 300 Park Marina Circle, Redding, California. In connection with the Annual Meeting, we are enclosing the following:

         1.       Notice of Annual Meeting of Shareholders

         2        Proxy Statement

         3.       Proxy

         4. 2006 Annual Report (Annual Report for the fiscal year ended December 31, 2006 on Form 10-K and Amendment No. 1 to Annual Report for the fiscal year ended December 31, 2006 on Form 10-K/A, as they were filed with the Securities and Exchange Commission)

         5.       Quarterly  Report for the period ended  September  30, 2007 on
                  Form  10-Q,  as  filed  with  the   Securities   and  Exchange
                  Commission.

         We hope that you will attend the Annual Meeting.

         We encourage you to read all of the enclosed materials carefully.

         Whether or not you plan to attend the Annual Meeting in person, please return the Proxy, properly completed and executed, as promptly as possible so that your shares may be represented at the Annual Meeting.

         As an added convenience, a shareholder can choose to vote by telephone or by using the Internet as indicated on the Proxy. If you vote by telephone or electronically through the Internet, you do not need to return the Proxy. Please refer to the Proxy Statement for a more complete description of the procedures for telephone and Internet voting.

         We appreciate your support and look forward to seeing you at the Annual Meeting on Thursday, December 20, 2007.

Cordially,

/s/ J. M. Wells, Jr.
-------------------------------------
J. M. ("Mike") Wells, Jr.
Chairman of the Board


/s/ Michael J. Cushman
-------------------------------------
Michael J. Cushman
President and Chief Executive Officer

                              NORTH VALLEY BANCORP

                    Notice of Annual Meeting of Shareholders
                           Thursday, December 20, 2007
                                    4:00 p.m.


TO THE SHAREHOLDERS:

         The Annual Meeting of Shareholders of North Valley Bancorp, a California corporation (the "Corporation"), will be held in the Administrative Offices of North Valley Bancorp, 300 Park Marina Circle, Redding, California, on Thursday, December 20, 2007, at 4:00 p.m., for the following purposes:

         1. To elect the following nominees as directors for a term of one year:

                      Michael J. Cushman           William W. Cox
                      Dante W. Ghidinelli          Dolores M. Vellutini
                      Roger B. Kohlmeier           Kevin D. Hartwick

         2. To ratify the appointment of Perry-Smith LLP as Independent Auditor for 2007.

         3.       To consider  such other  business as may properly  come before
                  the  Annual  Meeting  and  any   adjournment  or  postponement
                  thereof.

         Section 15 of the By-laws of the Corporation provides for the nomination of Directors, as follows:

         Nomination for election of members of the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of capital stock of the Corporation entitled to vote for the election of directors. Notice of intention to make any nominations shall be made in writing and shall be delivered or mailed to the President of the Corporation not less than 21 days nor more than 60 days prior to any meeting of shareholders called for election of directors; provided however, that if less than 21 days notice of the meeting is given to shareholders, such notice of intention to nominate shall be mailed or delivered to the President of the Corporation not later than the close of business on the tenth day following the day on which the notice of meeting was mailed; provided further, that if notice of such meeting is sent by third-class mail as permitted by Section 6 of these By-laws, no notice of intention to make nominations shall be required. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of the corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) the number of shares of capital stock of the Corporation owned by the notifying shareholder. Nominations not made in accordance herewith may, in the discretion of the Chairman of the meeting, be disregarded and upon the Chairman's instructions, the inspectors of election can disregard all votes cast for each such nominee.

         Only shareholders of record at the close of business on November 9, 2007, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.


                                            By Order of the Board of Directors,

                                            /s/ Leo J. Graham
                                            ----------------------------
                                            Leo J. Graham
                                            Corporate Secretary

Redding, California
November 26, 2007


WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE. IF YOU VOTE BY TELEPHONE OR ELECTRONICALLY THROUGH THE INTERNET, AS DESCRIBED IN THE PROXY STATEMENT ACCOMPANYING THIS NOTICE, YOU DO NOT NEED TO RETURN THE PROXY.

                              NORTH VALLEY BANCORP
                             300 Park Marina Circle
                            Redding, California 96001
                                 (530) 226-2900

                                 PROXY STATEMENT

         The enclosed proxy card (the "Proxy") is solicited on behalf of the Board of Directors of North Valley Bancorp, a California corporation (the "Corporation"), for use at the Annual Meeting of Shareholders to be held in the Administrative Offices of North Valley Bancorp, 300 Park Marina Circle, Redding, California, at 4:00 p.m., on Thursday, December 20, 2007, and any adjournment or postponement thereof (the "Meeting"). Only shareholders of record at the close of business on November 9, 2007, (the "Record Date") will be entitled to notice of and to vote at the Meeting. At the close of business on the Record Date, the Corporation had outstanding 7,374,884 shares of its common stock, no par value (the "Common Stock"). These proxy materials are first being mailed to shareholders on or about November 26, 2007.

         On each matter submitted to a shareholder vote, each holder of Common Stock will be entitled to one vote, in person or by proxy, for each share of Common Stock outstanding in the holder's name on the books of the Corporation as of the Record Date. At the 1998 Annual Meeting of Shareholders, the Corporation's Articles of Incorporation were amended to provide that no holder of any class of stock of the Corporation shall be entitled to cumulate votes in connection with any election of Directors of the Corporation. Therefore, in the election of Directors, each outstanding share of Common Stock is entitled to cast one vote for as many separate nominees as there are Directors to be elected. The nominees who receive the most votes for the number of positions to be filled are elected Directors.

         Shareholders may vote without attending the Meeting, whether their shares of Common Stock are held in their names or through a broker, bank or other nominee. Shareholders of record may vote by submitting a Proxy and the instructions for voting by mail, by telephone or by using the Internet are set forth on the Proxy. For shares held through a broker, bank or other nominee, shareholders may vote by submitting their voting instructions to the broker, bank or other nominee. Voting instructions may be given by telephone or by using the Internet, if the broker, bank or other nominee makes those methods available to the shareholder, in which case the procedures will be enclosed with the Proxy Statement forwarded by the broker, bank or other nominee.

         Any person submitting a Proxy in the form accompanying this Proxy Statement has the power to revoke or suspend such Proxy prior to its exercise. A Proxy is revocable prior to the Meeting by a written direction to the Corporation, by a duly executed Proxy bearing a later date, delivered to the Corporate Secretary of the Corporation, or by voting on a later date by telephone or by using the Internet. A Proxy may also be revoked if the shareholder is present and elects to vote in person at the Meeting.

         Any shareholder may choose to vote shares of Common Stock by telephone by calling the toll-free number (at no cost to the shareholder) indicated on the Proxy. Telephone voting is available 24 hours per day. Easy to follow voice prompts allow a shareholder to vote shares and to confirm that instructions have been properly recorded. The Corporation's telephone voting procedures are designed to authenticate the identity of shareholders by utilizing individual control numbers. If a shareholder votes by telephone, there is no need to return the Proxy.

         Any shareholder may also choose to vote shares of Common Stock electronically by using the Internet, as indicated on the Proxy. Internet voting procedures are designed to authenticate the identity of a shareholder and to confirm that instructions have been properly recorded. The Corporation believes these procedures are consistent with the requirements of applicable law. If a shareholder votes electronically by using the Internet, there is no need to return the Proxy.

         The Corporation will bear the entire cost of preparing, assembling, printing and mailing proxy materials furnished by the Board of Directors to shareholders. Copies of proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of the Common Stock. The Corporation will reimburse brokerage houses, fiduciaries, custodians and others holding shares in their names or names of nominees or otherwise for reasonable out-of-pocket expenses incurred in sending proxy materials to the beneficial owners of such shares. In addition to the solicitation of proxies by use of the mail, some of the officers, directors and employees of the Corporation may (without additional compensation) solicit proxies by telephone, Internet or personal interview, the costs of which the Corporation will bear. The Corporation may, at its discretion, engage the services of a proxy solicitation firm to assist in the solicitation of proxies. The total expense of this solicitation will be borne by the Corporation and will include reimbursement paid to brokerage firms and others for their expenses in forwarding soliciting material and such expenses as may be paid to any proxy solicitation firm engaged by the Corporation.

         Shares of Common Stock will be voted as directed by the shareholder submitting the Proxy, and, if no instructions are given on the Proxy, it will be voted "FOR" the election of the nominees for Director recommended by the Board of Directors, and "FOR" ratification of the appointment of Perry-Smith LLP as Independent Auditor for the Corporation for the 2007 fiscal year, all as described in the Proxy Statement; and, at the Proxy holders' discretion, on such other matters, if any, which may properly come before the Meeting (including any proposal to adjourn the Meeting). A majority of the shares entitled to vote, represented either in person or by a properly executed Proxy, will constitute a quorum at the Meeting. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for purposes of determining the presence of a quorum. Abstentions will be included in tabulations of the votes cast on proposals presented to the shareholders and, therefore, will have the effect of a negative vote. Broker non-votes will not be counted for purposes of determining the number of votes cast for a proposal.

         A COPY OF THE ANNUAL REPORT OF THE CORPORATION FOR THE FISCAL YEAR ENDED DECEMBER 31, 2006, INCLUDING AUDITED FINANCIAL STATEMENTS (the "ANNUAL REPORT"), IS ENCLOSED WITH THESE PROXY MATERIALS. THE ANNUAL REPORT CONSISTS OF THE ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2006 ON FORM 10-K AND AMENDMENT NO. 1 TO ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2006 ON FORM 10-K/A, AS THEY WERE FILED BY THE CORPORATION WITH THE SECURITIES AND EXCHANGE COMMISSION. ALSO ENCLOSED WITH THESE PROXY MATERIALS IS A COPY OF THE QUARTERLY REPORT FOR THE PERIOD ENDED SEPTEMBER 30, 2007 ON FORM 10-Q, AS FILED BY THE CORPORATION WITH THE SECURITIES AND EXCHANGE COMMISSION. ADDITIONAL COPIES OF THESE REPORTS ARE VAILABLE WITHOUT CHARGE UPON REQUEST TO THE CORPORATE SECRETARY. THE CORPORATE SECRETARY MAY BE CONTACTED AT NORTH VALLEY BANCORP, 300 PARK MARINA CIRCLE, REDDING, CALIFORNIA 96001.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

         The By-laws of the Corporation provide a procedure for nomination for election of members of the Board of Directors, which procedure is printed in full on the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement. Nominations not made in accordance therewith may, in the discretion of the Chairman of the Meeting, be disregarded, and, upon his instruction, the inspectors of election shall disregard all votes cast for such nominee(s).

         Section 16 of the Bylaws of the Corporation provides as follows:

         "The directors shall be elected annually by the shareholders at the annual meeting of the shareholders; provided, that if for any reason, the annual meeting or an adjournment thereof is not held or the directors are not elected thereat, then the directors may be elected at any special meeting of the shareholders called and held for that purpose. The term of office of the directors shall, except as provided in Section 17, begin immediately after their election and shall continue until their respective successors are elected and qualified. Notwithstanding the rule stated herein that directors shall be elected annually, each director continuing to serve as such at the time of an annual or special meeting of the shareholders shall nevertheless continue as a director until the expiration of the term to which he or she was previously elected by the shareholders, or until his or her prior death, resignation or removal."

         At the 2005 Annual Meeting of Shareholders of North Valley Bancorp held on May 26, 2005, the Shareholders of the Company approved the 2005 Proxy Statement Proposal No. 3, which amended the Articles of Incorporation and the Bylaws of the Corporation so as to declassify the Board of Directors as described in the 2005 Proxy Statement. As a result of those Shareholder approved changes to the Articles and Bylaws of the Corporation, the following members of the Board of Directors will stand for election at the 2007 Annual Meeting of Shareholders for a one (1) year term, namely: Michael J. Cushman, Dante W. Ghidinelli, Kevin D. Hartwick, Roger B. Kohlmeier, William W. Cox and Dolores M. Vellutini. The current number of directors has been fixed by resolution of the Board of Directors at nine (9). At the 2008 Annual Meeting of Shareholders, all Directors of the Company will stand for election for a one (1) year term. Thereafter, there will be no classification of Directors and all Directors will stand for election each year.

         Accordingly, six (6) Directors will be elected at the Meeting. All Proxies will be voted for the election of the following nominees recommended by the Board of Directors, unless authority to vote for the election of any Director or all Directors is withheld. All of the nominees are incumbent Directors.

         Michael J. Cushman       Kevin D. Hartwick         William W. Cox
         Dante W. Ghidinelli      Roger B. Kohlmeier        Dolores M. Vellutini

         If any of the nominees should unexpectedly decline or be unable to act as a Director, the Proxies may be voted for a substitute nominee to be designated by the Board of Directors. The Board of Directors has no reason to believe that any nominee will become unavailable and has no present intention to nominate persons in addition to or in lieu of those named above. The six (6) candidates receiving the highest number of votes will be elected.

         The Board of Directors recommends a vote "FOR" each of the six (6) nominees listed above: Michael J. Cushman, Dante W. Ghidinelli, Kevin D. Hartwick, Roger B. Kohlmeier, William W. Cox, and Dolores M. Vellutini.

Security Ownership of Certain Beneficial Owners and Management
--------------------------------------------------------------

         To the knowledge of the Company, no person or entity as of November 1, 2007, was the beneficial owner of more than five percent (5%) of the outstanding shares of the Company's Common Stock.

Ownership Table
---------------

         The following table sets forth certain information regarding ownership of the Company's Common Stock with respect to each Director of the Company and North Valley Bank, and each current executive officer named in the Summary Compensation Table on page 19, as well as for all other Executive Officers of the Company and North Valley Bank and for all current Directors and Executive Officers as a group. All of the shares of Common Stock of the Company shown in the following table are owned both of record and beneficially, except as indicated in the notes to the table, as of November 9, 2007. The table should be read with the understanding that more than one person may be the beneficial owner or possess certain attributes of beneficial ownership with respect to the same securities. Therefore, careful attention should be given to the footnote references set forth in the column "Percent of Class." For the purpose of this disclosure and the disclosure of ownership of shares by management, shares are considered to be "beneficially" owned if the person has or shares the power to vote or direct the voting of the shares, the power to dispose of or direct the disposition of the shares, or the right to acquire beneficial ownership (as so defined) within 60 days of November 9, 2007.


                                                                                           BENEFICIAL         PERCENT OF
BENEFICIAL OWNER                               POSITION                                    OWNERSHIP(1)        CLASS(2)
----------------                               --------                                    -----------        ----------
William W. Cox(6)                              Director,                                       61,793               *
                                               North Valley Bancorp
                                               North Valley Bank

Michael J. Cushman(5)                          President and Chief                            185,738            2.47%
                                               Executive Officer and Director,
                                               North Valley Bancorp
                                               North Valley Bank

Royce L. Friesen (3)                           Director,                                      227,217            3.07%
                                               North Valley Bancorp
                                               North Valley Bank

Dante W. Ghidinelli(3)(7)                      Director,                                      272,163            3.67%
                                               North Valley Bancorp
                                               North Valley Bank

Leo J. Graham(5)                               General Counsel and                              9,443               *
                                               Corporate Secretary
                                               North Valley Bancorp
                                               North Valley Bank

Kevin D. Hartwick(3)(8)                        Director,                                      241,328            3.25%
                                               North Valley Bancorp
                                               North Valley Bank

Roger B. Kohlmeier (3)                         Director,                                      207,562            2.81%
                                               North Valley Bancorp
                                               North Valley Bank

Gary S. Litzsinger(5)                          Executive Vice President                         6,522               *
                                               and Chief Risk Officer
                                               North Valley Bancorp
                                               North Valley Bank

Scott R. Louis(5)                              Executive Vice President                         2,797               *
                                               and Chief Operating Officer
                                               North Valley Bancorp
                                               North Valley Bank

Martin A. Mariani                              Director,                                       15,633               *
                                               North Valley Bancorp
                                               North Valley Bank

Roger D. Nash(5)                               Executive Vice President                         7,120               *
                                               and Chief Credit Officer
                                               North Valley Bancorp
                                               North Valley Bank

Dolores M. Vellutini                           Director,                                      291,787            3.93%
(3)(9)                                         North Valley Bancorp
                                               North Valley Bank

Kevin R. Watson(5)                             Executive Vice President                         5,440               *
                                               and Chief Financial Officer
                                               North Valley Bancorp
                                               North Valley Bank

J.M.("Mike") Wells, Jr. (10)                   Chairman,                                      168,597            2.27%
                                               North Valley Bancorp
                                               North Valley Bank
                                                                                        ----------------------------------
All Directors and Executive                                                                   846,505           10.80%
Officers as a group (14 persons)
(12) (13) (14)

(1) Includes shares beneficially owned, directly and indirectly, together with associates. Subject to applicable community property laws and shared voting and investment power with a spouse, sole investment and voting power is held by the beneficial owner of all shares unless noted otherwise. Includes stock options granted pursuant to the North Valley Bancorp 1989 Director Stock Option Plan, the North Valley Bancorp 1998 Employee Stock Incentive Plan and the North Valley Bancorp 1999 Director Stock Option Plan with:
     49,200 shares exercisable within 60 days of November 9, 2007 by Mr. Cox, 158,201 shares exercisable within 60 days of November 9, 2007 by Mr. Cushman; 27,000 shares exercisable within 60 days of November 9, 2007 by Mr. Friesen; 49,500 shares exercisable within 60 days of November 9, 2007 by Mr. Ghidinelli; 8,791 shares exercisable within 60 days of November 9, 2007 by Mr. Graham; 53,801 shares exercisable within 60 days of November 9, 2007 by Mr. Hartwick; 6,380 shares exercisable within 60 days of November 9, 2007 by Mr. Litzsinger; 2,620 shares exercisable within 60 days of November 9, 2007 by Mr. Louis; 7,120 shares exercisable within 60 days of November 9, 2007 by Mr. Nash; 53,801 shares exercisable within 60 days of November 9, 2007 by Ms. Vellutini; 5,440 shares exercisable within 60 days of November 9, 2007 by Mr. Watson; and 43,000 shares exercisable within 60 days of November 9, 2007 by Mr. Wells;. Includes shares allocated under the North Valley Bancorp Employee Stock Ownership Plan through December 31, 2006, with: 2,880 shares allocated to Mr. Cushman, 502 shares allocated to Mr. Graham, 142 shares allocated to Mr. Litzsinger and 177 shares allocated to Mr. Louis.

(2) Includes stock options exercisable within 60 days of November 9, 2007. An "*" indicates less than one percent.

(3) Includes 171,327 shares representing 2.32% of the total shares outstanding as of November 9, 2007 for each of Messrs. Friesen, Ghidinelli, Hartwick, Kohlmeier and Ms. Vellutini relative to the North Valley Bancorp Employee Stock Ownership Plan. Messrs. Friesen, Ghidinelli, Hartwick, Kohlmeier and Ms. Vellutini constitute the ESOP Administrative Committee and have authority to instruct the ESOP Trustee, Delaware Charter Guarantee & Trust Company, conducting business as Principal Trust Company, with regard to voting of these shares. Messrs. Friesen, Ghidinelli, Hartwick, Kohlmeier and Ms. Vellutini, as members of the Administrative Committee, disclaim beneficial ownership with respect to all of those shares. Mr. Cushman, Mr. Graham, Mr. Litzsinger, and Mr. Louis are participants in the ESOP.

(4)  Intentionally omitted.

(5) Michael J. Cushman is President and Chief Executive Officer of North Valley Bancorp and North Valley Bank; Kevin R. Watson is Executive Vice President and Chief Financial officer of North Valley Bancorp and North Valley Bank; Scott R. Louis is Executive Vice President and Chief Operating Officer of North Valley Bancorp and North Valley Bank; Roger D. Nash is Executive Vice President and Chief Credit Officer of North Valley Bancorp and North Valley Bank; Gary S. Litzsinger is Executive Vice President and Chief Risk Officer of North Valley Bancorp and North Valley Bank; Leo J. Graham is General Counsel and Corporate Secretary of North Valley Bancorp and North Valley Bank.

(6) Includes 915 shares held by Mr. Cox's spouse and as to which Mr. Cox disclaims beneficial ownership.

(7) Includes 20,861 shares held by Mr. Ghidinelli as trustee for the Balma Grandchildren Trust.

(8)  Includes 420 shares held in custodian accounts for Mr. Hartwick's children.

(9) Includes 210 shares held by Ms. Vellutini's spouse and 12,695 shares held by Ms. Vellutini's son and as to which Ms. Vellutini disclaims beneficial ownership.

(10) Includes 115,795 shares held by The Wells Family Trust, of which Mr. Wells is trustee. Includes 1,750 shares held by Mr. Wells' spouse and as to which Mr. Wells disclaims beneficial ownership. Includes 8,052 shares held by the Estate of Jean M. Wells, of which Mr. Wells is the executor.

(11) Intentionally omitted.

(12) This group includes all current Executive Officers and Directors of the Company and its subsidiary, North Valley Bank.

(13) See footnotes 5, 6, 8, 9 and 10. Excludes 171,327 shares representing 2.32% of total shares outstanding relative to Messrs. Friesen, Ghidinelli, Hartwick, Kohlmeier and Ms. Vellutini as the Administrative Committee of the ESOP. Includes 11,700 shares subject to options exercisable within 60 days of November 9, 2007 by the Directors under the 1989 Director Stock Option Plan; 264,602 shares subject to options exercisable within 60 days of November 9, 2007 by the Directors under the 1999 Director Stock Option Plan; and 188,552 shares subject to options exercisable within 60 days of November 9, 2007 by Messrs. Cushman, Graham, Litzsinger, Louis, Nash and Watson under the 1998 Employee Stock Incentive Plan.

(14) In calculating the percentage of ownership, all shares which the identified person has the right to acquire by the exercise of options are deemed to be outstanding for the purpose of computing the percentage of class owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person.

         Certain information with respect to the six (6) nominees for Director of the Corporation is provided below:

         William W. Cox, CRE, CCI, (age 60), a Director of the Corporation since February 1997, has been owner and President of Cox Real Estate Consultants, Inc., since April 1996. From October 1987 to August 1996, he was President and 50% owner of Haedrich & Cox, Inc., a real estate brokerage company.

         Michael J. Cushman (age 52), a Director of the Corporation since February 1999, is President and Chief Executive Officer of the Corporation and its subsidiary, North Valley Bank. Mr. Cushman served as Senior Vice President and Chief Business Banking Officer of North Valley Bank from March 1998 to February 1999. From March 1995 through March 1998, he was a self-employed investor. From November of 1994 through March of 1995, Mr. Cushman served as Vice President of Tri-Counties Bank, which acquired Country National Bank in November of 1994 where Mr. Cushman had served as President and Chief Executive Officer since September of 1992.

         Dante W. Ghidinelli (age 59), a Director of the Corporation since 1993, has been a Certified Public Accountant and partner with Nystrom & Company LLP since 1974.

         Kevin D. Hartwick (age 46), a Director of the Corporation since October 2000, has been a Certified Public Accountant and managing partner with Cholwell Benz & Hartwick in Crescent City, California, since 1989.

         Roger B. Kohlmeier (age 67), a Director of the Corporation since August 2004, was founding President and Chief Executive Officer of Bank of Woodland which changed its name to Business & Professional Bank at which time he retired but continued on as Director until its sale to U.S. Bank of California in 1997. He is a graduate of California Polytechnic University of San Luis Obispo and is actively involved with the Economic Development Council and Woodland Health Care.

         Dolores M. Vellutini (age 70), a Director of the Corporation since October 2000, has been owner and President of Eureka Baking Company in Eureka, California, since 1988. In addition, she is a developer and the owner of Vellutini Properties in Eureka, California.

         Certain information with respect to the continuing Directors and the current Executive Officers of the Corporation and its subsidiary, North Valley Bank, is provided below:

         Royce L. Friesen, RPh. (age 68), a Director of the Corporation since May 1999, is Chairman of the Board of Owens Healthcare in Redding, California, having previously served as President, Chief Executive Officer and owner since 1968. Owens Healthcare, a management company, was formed to provide support and coordination among ten retail and home care pharmacies located throughout Northern California.

         Martin A. Mariani (age 51), a Director of the Corporation since August 2004, is a partner in Mariani Nut Company of Winters, California. He graduated from the University of California, Davis in 1978.

         J. M. ("Mike") Wells, Jr. (age 67), is Chairman and a founding member of the Board of Directors of the Corporation. Mr. Wells was formerly a member of the law firm of Wells, Small & Selke, a Law Corporation, located in Redding, California. Mr. Wells had practiced law with that firm starting in 1972.

Executive Officers
------------------

         Kevin R. Watson (age 42), has served as Executive Vice President and Chief Financial Officer of the Corporation and its subsidiary since March 2006. Prior to that, he served as Chief Financial Officer at Calnet Business Bank in Sacramento from January 2004 to March 2006. Prior to Calnet Business Bank, his experience includes serving as the Chief Financial Officer of California Independent Bancorp and Feather River State Bank from April 2001 to January 2004.

         Scott R. Louis (age 57), has served as Executive Vice President and Chief Operations Officer of the Corporation and its subsidiary since October 2005. Prior to that, he served as Senior Vice President and Chief Operating Officer since joining the Corporation in April 2005. Prior to joining the Corporation, Mr. Louis served as First Vice President for Farmers and Merchants Bank in Lodi, California. Mr. Louis began his financial services career with Bank of America in 1971.

         Roger D. Nash (age 59), has served as Executive Vice President and Chief Credit Officer of the Corporation and its subsidiary since September 2006. Prior to that, he served as Chief Lending Officer of the Corporation and its subsidiary since joining the Corporation in October 2005. Prior to that, he served 35 years at Bank of America, most recently as Senior Vice President/Senior Client Manager in Visalia, California. While at Bank of America, he also served as Senior Vice President/Credit Risk Manager and as Senior Vice President in Business Lending.

         Gary S. Litzsinger (age 51), has served as Executive Vice President and Chief Risk Officer of the Corporation and its subsidiary since October 2005. Prior to that, he served as Senior Vice President and Chief Risk Officer since joining the Corporation in July, 2004. Prior to joining the Corporation, Mr. Litzsinger served as Director of Audit and Risk Management for Humboldt Bancorp and Audit Manager for California Federal Savings Bank in Sacramento. He began his audit career in 1990 and obtained his California CPA license in 1994.

         Leo J. Graham (age 56), has served as the Corporate Secretary and General Counsel of the Corporation and its subsidiary since January 2004. Mr. Graham was formerly a member of the law firm of Wells, Small & Selke, a Law Corporation, located in Redding, California. Mr. Graham had practiced law with that firm starting in 1978.

         None of the Corporation's Directors is a director of any other company that is subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended. There are no family relationships between any of the Directors and Executive Officers of the Corporation.

                          GOVERNANCE OF THE CORPORATION

Code of Business Conduct and Ethics
-----------------------------------

         The  Board  of  Directors  of  North   Valley   Bancorp   believes  the
cornerstones of our business are honesty, truthfulness, integrity and ethics.

         In keeping with this belief, the Board of Directors has adopted a Code of Business Conduct and Ethics, which applies to the Board of Directors and the officers and employees of the Corporation and its subsidiary. The North Valley Bancorp Code of Business Conduct and Ethics is available through the Shareholders Relations link on the Corporation's website at www.novb.com. A copy of the Code of Business Conduct and Ethics may be obtained without charge by submitting a request to the Corporate Secretary, P.O. Box 994630, Redding, CA 96099-4630.

Director Independence
---------------------

         The Board of Directors of the Corporation has evaluated the independence of each of the members of the Board of Directors in accordance with applicable laws and regulations including the provisions of the Sarbanes-Oxley Act of 2002 ("SOX"), the rules and regulations of the Securities and Exchange Commission (the "SEC") and the corporate governance listing standards of the NASDAQ National Market ("NASDAQ").

         The Board of Directors has determined that a majority of the Board of Directors is comprised of "Independent Directors" within the requirements of SOX, SEC and NASDAQ regulations. The Board of Directors has further determined that Director Michael J. Cushman, who is employed as the President and Chief Executive Officer of the Corporation, is not independent.

Committees of the Board of Directors
------------------------------------

         The Board of Directors of the Corporation has established the following committees of the Board: Audit, Nominating, Compensation and Executive/Corporate Governance.

         On the date of this Proxy Statement, the members of the Board and the Committees of the Board on which they serve are as follows:

                                                                                  EXECUTIVE/
                                   AUDIT        NOMINATING    COMPENSATION  CORPORATE GOVERNANCE
          DIRECTOR               COMMITTEE      COMMITTEE      COMMITTEE          COMMITTEE
------------------------------ -------------- --------------- ------------- -----------------------
William W. Cox (1)                                  *              *                  *
Michael J. Cushman                                                                    *
Royce L. Friesen                     *              **             **                 *
Dante W. Ghidinelli (2)              **                                               *
Kevin D. Hartwick (2)                *
Roger B. Kohlmeier                   *
Martin A. Mariani                                   *              *
Dolores M. Vellutini                 *
J.  M.  ("Mike")  Wells,  Jr.        *              *              *                  **
(2)(3)


*  Member
** Chairman

(1)  Mr. Cox is the Chairman of the  Director's  Loan  Committee of North Valley
     Bank.

(2) Mr. Ghidinelli, Mr. Hartwick and Mr. Wells also serve on the Director's Loan Committee of North Valley Bank.

(3)  Mr. Wells as Chairman of the Corporation sits on all Board Committees.

Audit Committee
---------------

         The functions of the Audit Committee are more particularly described in the Audit Committee Charter, which is attached to this Proxy Statement as Appendix A. The Board of Directors has determined that Chairman Dante W. Ghidinelli and Director Kevin D. Hartwick each qualify as a result of their accounting backgrounds as an Audit Committee Financial Expert as defined under the SOX, the SEC regulations and the NASDAQ listing standards. The Audit Committee met six (6) times in 2006 and has met five (5) times through November 9, 2007. For more information, see the "Audit Committee Report" on page 40.

Nominating Committee
--------------------

         In 2004, the Board of Directors adopted a Nominating Committee Charter and appointed the initial members of the Nominating Committee. All of the members are "independent" within the requirements of SOX, SEC and NASDAQ. The functions of the Nominating Committee are more particularly described in the Nominating Committee Charter, which is attached to this Proxy Statement as Appendix B.

         The Nominating Committee Charter includes a policy for consideration of candidates proposed by shareholders. Any recommendations by shareholders will be evaluated by the Nominating Committee in the same manner as any other recommendation and in each case in accordance with the Nominating Committee Charter. Shareholders that desire to recommend candidates for consideration by the Nominating Committee should mail or deliver written recommendations to the Nominating Committee addressed as follows: North Valley Bancorp Nominating Committee, P.O. Box 994630, Redding, CA 96099-4630. Each recommendation should include the experience of the candidate that qualifies the candidate for consideration as a potential director for evaluation by the Nominating Committee. Shareholders who wish to nominate a candidate for election to the Corporation's Board of Directors, as opposed to recommending a potential nominee for consideration by the Nominating Committee, are required to comply with the advance notice and any other requirements of the Corporation's Bylaws, applicable laws and regulations.

Compensation Committee
----------------------

         In 2004, the Board of Directors formed a Compensation Committee comprised solely of independent directors. This Committee reviews and recommends to the Board of Directors salaries, performance-based incentives, both annual and long term, and other matters relating to Compensation of the Executive Officers.

         The Compensation Committee also reviews and approves various other compensation policies and matters. The Compensation Committee held two (2) meetings in 2006 and has held one (1) meeting through November 9, 2007. For more information, see the "Report of the Compensation Committee" on page 36.

Compensation Committee Interlocks and Insider Participation
-----------------------------------------------------------

         During the fiscal year 2006, Mr. Michael J. Cushman participated in deliberations of the Corporation's Board of Directors concerning executive officer compensation for all Executive Officers, excluding himself.

Executive/Corporate Governance Committee
----------------------------------------

         The Corporation has an Executive/Corporate Governance Committee which functions to review, evaluate and make decisions on actions that are required between the regular meetings of the Board of Directors. In addition, this Committee functions to review and recommend to the Board of Directors principles, policies and procedures affecting the Board of Directors and its operation and effectiveness. The Committee further oversees the evaluation of the Board of Directors and its effectiveness. The Committee met three (3) times in 2006 and has not held a meeting through November 9, 2007.

Meetings of the Board of Directors
----------------------------------

         During 2006, the Board of Directors held four (4) regularly scheduled meetings and six (6) special meetings and has held four (4) regularly scheduled meetings and nine (9) special meetings through November 9, 2007. In 2006, each Director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors (held during the period for which he or she was a Director) and the total number of meetings of Committees of the Board of Directors on which such Director served (during the periods that he or she served).

         The Corporation encourages the members of its Board of Directors to attend the Corporation's annual meeting of shareholders each year. All but two of the Directors attended the Corporation's annual meeting of shareholders held in 2006. All of the Directors of the Corporation attended the special meeting of shareholders held in July 2007.

Shareholder Communications with Directors
-----------------------------------------

         A shareholder who wishes to communicate directly with the Board of Directors, a Committee of the Board or an individual Director should send it to:

               Board of Directors (or Committee Name or Director's Name) c/o Corporate Secretary
               North Valley Bancorp
               P.O. Box 994630
               Redding, California 96099-4630

         The Corporate Secretary has been instructed to forward such correspondence to the Board Committee or individual as addressed as soon as practicable. If it is marked "Personal and Confidential", it will only be forwarded to the addressee. The Board has instructed the Corporate Secretary, prior to forwarding any correspondence, to review such correspondence and, in his discretion, not to forward certain items if they are deemed of a commercial or frivolous nature or otherwise inappropriate for the Board's consideration.

Section 16(a) Beneficial Ownership Reporting Compliance
-------------------------------------------------------

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Corporation's Directors and Executive Officers and persons who own more than 10% of a registered class of the Corporation's equity securities to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Corporation. Officers, Directors and greater than 10% shareholders are required by the SEC to furnish the Corporation with copies of all Section 16(a) forms they file.

         To the Corporation's knowledge, based solely on a review of such reports furnished to the Corporation and written representations that no other reports were required, during the fiscal year ended December 31, 2006, all
Section 16(a) filing requirements applicable to its officers, Directors and 10% shareholders were complied with on a timely basis except for Ms. Vellutini and Mr. Watson who each failed to file one Form 4 on a timely basis. All Section 16(a) filing requirements in 2007 were complied with on a timely basis.

                             COMPENSATION DISCUSSION AND ANALYSIS

Introduction
------------

         The Board of Directors of North Valley Bancorp strives to ensure that its compensation plan is consistent with the strategic goals and objectives of the Company and maintains the standards of good corporate governance.

Philosophy
----------

         All of the Company's compensation programs are designed to attract and retain key employees, motivating them to achieve and rewarding them for superior performance. Different programs are geared to short and longer-term performance with the goal of increasing stockholder value over the long term. Executive compensation programs impact all employees by setting general levels of compensation and helping to create an environment of goals, rewards and expectations. North Valley Bancorp believes the performance of every employee is important to its success and recognizes the importance of executive compensation and incentive programs to achieve improved performance.

         North Valley Bancorp believes that the compensation of its executives should reflect their success as a management team, rather than individuals, in attaining key operating objectives, such as growth of deposits, loans, maintaining credit quality, growth of operating earnings and earnings per share and growth or maintenance of market share and long-term competitive advantage, and ultimately, in attaining an increased market price for its stock. North Valley Bancorp believes that the performance of the executives in managing the Company, considered in light of general economic and specific company, industry and competitive conditions, should be the basis for determining their overall compensation. North Valley Bancorp also believes that their compensation should not be based on the short-term performance of the Company stock, whether favorable or unfavorable, but rather that the price of the Company stock will, in the long-term, reflect its operating performance, and ultimately, the management of the Company by its executives. North Valley Bancorp seeks to have the long-term performance of the Company stock reflected in executive compensation through stock option awards.

Overview of Compensation and Process
------------------------------------

         Elements of compensation for our executives include: salary, bonus, stock option awards, deferred compensation plans, salary continuation plan, health, disability and life insurance, and perquisites. Base salaries are set for our Executive Officers at the regularly scheduled winter meeting of the Compensation Committee. At this meeting, the Compensation Committee also reviews and recommends the management incentive plan for the new fiscal year (the "Executive Discretionary Incentive Plan") and recommends stock option awards for the Company's Executive Officers and certain other eligible employees.

         At the beginning of each fiscal year, it has been the practice of the Compensation Committee to review the history of all the elements of each Executive Officer's total compensation over previous years and compare the compensation of the Executive Officers with that of the executive officers in an appropriate market place and industry comparison group. Typically, the Chief Executive Officer makes compensation recommendations to the Compensation Committee with respect to the Executive Officers who report to him. Such Executive Officers are not present at the time of these deliberations. The Chairman of the Board then makes compensation recommendations to the Compensation Committee with respect to the Chief Executive Officer, who is absent from that meeting. The Compensation Committee may accept or adjust such recommendations.

         North Valley Bancorp chooses to pay each element of compensation in order to attract and retain the necessary executive talent, reward annual performance and provide incentive for their balanced focus on long-term strategic goals as well as short-term performance. The amount of each element of compensation is determined by or under the direction of the Compensation Committee, which uses the following factors to determine the amount of salary and other benefits to pay each Executive Officer:

         o Performance against corporate and individual objectives for the previous year;
         o Value of their unique skills and capabilities to support long-term performance of the Company;
         o        Achievement of strategic objectives;
         o        Earnings per share;
         o        Deposits and/or loan growth; and
         o        Any of the above measures compared to peer or other companies.

         These elements fit into our overall compensation objectives by helping to secure the future potential of our operations, facilitating our strategic plan, providing proper compliance and regulatory compliance, and helping to create a cohesive team. Actual performance measures for the Executive Officers will be chosen by the Compensation Committee. During 2006, a benefits attorney was engaged to review non-qualified deferred compensation plans and to recommend changes to those plans to make them conform with IRS regulations and regulatory requirements and, further, to advise with regard to best practices concerning the structure and implementation of those plans.

                             EXECUTIVE COMPENSATION

Base Salary
-----------

         It is the goal of the Company's Compensation Committee to establish salary compensation for its Executive Officers based on the Company's operating performance relative to comparable peer companies over a three-year to five-year period. North Valley Bancorp believes this gives it the opportunity to attract and retain talented managerial employees, both at the senior executive level and below.

Bonus
-----

         The Executive Discretionary Incentive Plan is designed to reward the Company's Executives for the achievement of short-term financial goals, including increases in performance against peer banks, the achievement of short-term and long-term strategic goals, and overall financial performance of the Company. It is the Company's general philosophy that management be rewarded for their performance as a team in the attainment of these goals, rather than individually. North Valley Bancorp believes that this is important to aligning our Executive Officers and promoting teamwork among them. Bonus percentages for Executive Officers were initially proposed by a compensation consultant based on analysis of peer banks and industry sector considerations. Those basic percentages, which are discretionary with the Compensation Committee, have generally been followed. Those percentages are as follows: for Executive Officers other than the Chief Executive Officer, the range is 10% - 40% of base salary; and for the Chief Executive Officer, the range is 10% - 50% of base salary. Similarly, Executive Officers are eligible for discretionary incentive stock option awards based on the following percentages: for Executive Officers other than the Chief Executive Officer, the range is 0% - 5% of base salary as the number of options considered for award; and for the Chief Executive Officer, the range is 0% - 6% of base salary as the number of options considered for award.

         Although each Executive Officer is eligible to receive an award at the discretion of the Compensation Committee, the granting of the award as to any individual or officer as a group is first at the discretion of the Chief Executive Officer and then, based on his recommendation, at the discretion of the Compensation Committee and full Board. The Committee may choose whether to award the bonus and decides on the actual level of the award in light of all relevant factors after completion of the fiscal year.

         The following Summary Compensation Table sets forth the compensation of the President and Chief Executive Officer (Principal Executive Officer) and the Executive Vice President and Chief Financial Officer (Principal Financial Officer) of the Company and the other most highly compensated Executive Officers for services in all capacities to the Company and its subsidiary during 2006:

                                                      SUMMARY COMPENSATION TABLE

                                                                                               CHANGE IN
                                                                                                PENSION
                                                                                               VALUE AND
                                                                                 NON-EQUITY   NONQUALIFIED
                                                                                 INCENTIVE     DEFERRED
                                                              STOCK    OPTION      PLAN       COMPENSATION   ALL OTHER
                                           SALARY    BONUS    AWARDS   AWARDS   COMPENSATION    EARNINGS    COMPENSATION    TOTAL
NAME AND PRINCIPAL POSITION        YEAR    (1)($)    (2)($)     ($)    (3)($)       ($)          (4)($)        (5)($)        ($)
---------------------------------  ----  ---------  --------  ------  --------  ------------  ------------  ------------  ---------
Michael J. Cushman                 2006  $ 275,625  $124,000      -   $ 65,065            -   $    285,059  $     16,704  $ 766,453
  President and Chief
  Executive Officer

Kevin R. Watson (6)                2006  $ 150,000  $ 63,000      -   $ 16,362            -              -  $      8,230  $ 237,592
  Executive Vice President
  and Chief Financial Officer

Scott R. Louis                     2006  $ 140,000  $ 49,000      -   $  2,531            -   $     17,391  $     10,082  $ 219,004
  Executive Vice President
  and Chief Operating Officer

Roger D. Nash                      2006  $ 140,000  $ 49,000      -   $ 10,054            -   $     24,777  $      7,030  $ 230,861
  Executive Vice President
  and Chief Credit Officer

Gary S. Litzsinger                 2006  $ 104,800  $ 36,380      -   $ 11,839            -   $     13,741  $      5,182  $ 171,942
  Executive Vice President
  and Chief Risk Officer

Leo J. Graham                      2006  $ 163,950  $ 57,382      -   $ 16,535            -   $    142,294  $     10,833  $ 390,994
  General Counsel and
  Corporate Secretary

Eric J. Woodstrom (7)              2006  $ 116,028  $ 40,000      -   $ 24,529            -   $    124,246  $    131,802  $ 436,605
  Former Executive Vice President
  and Chief Credit Officer

(1) Base salary includes 401(k) Plan and Executive Deferred Compensation Plan ("EDCP") contributions made by the officers.

(2)  These bonus amounts were paid in 2007 attributable to 2006 performance.

(3) The amount reported in this column is the dollar amount recognized for financial statement reporting purposes for 2006 in accordance with FAS 123(R). The assumptions used to calculate FAS 123(R) fair value are described in footnote 1 to our consolidated financial statements included in our Annual Report on Form 10-K.

(4) The amounts in this column represent the increase in the actuarial net present value of all future retirement benefits under the individual's salary continuation plan and the above-market or preferential earnings on any nonqualified deferred compensation. The above-market rate is determined by using the amount above 120% of the Federal long-term rate. For 2006, the interest rate paid was 9.30%, and the above-market rate was determined to be 5.98%.

(5) Included in this column are perquisites described hereafter in the table under the heading "Perquisites."

(6) Mr. Watson joined the Company in March 2006. His annual base salary for 2006 was set at $180,000. The amount shown reflects base salary paid in 2006.

(7) Eric Woodstrom's employment contract dated January 2001 ended on October 6, 2007. He received $113,147 for severance, pro-rata bonus, and vacation pay pursuant to his employment contract. The amount is included in the "All Other Compensation" column.

Perquisites

         Executive Officers who participated in the North Valley Bancorp 401(k) Plan received matching funds, as did all employees of the Company who participated in the Plan. All of the Company's employees and named Executive Officers are eligible to participate in the Company's ESOP Plan. Named Executive Officers, in addition, are eligible to receive health and insurance benefits the same as all other employees of the Company. In addition, named Executive Officers are eligible to participate in executive and key employee deferred compensation plans as discussed hereafter. Named Executive Officers also have certain perquisites as follows:

                                                   CLUB           401K
                                      AUTO     MEMBERSHIPS &    MATCHING
                                    ALLOWANCE      DUES       CONTRIBUTION     ESOP       TOTAL
NAME AND PRINCIPAL POSITION            ($)          ($)            ($)          ($)        ($)
----------------------------------  ---------  -------------  -------------  ---------  ---------
Michael J. Cushman                  $   2,350  $       3,540  $       3,850  $   6,964  $  16,704
  President and Chief
  Executive Officer

Kevin R. Watson                     $   4,750  $       3,480              -          -  $   8,230
  Executive Vice President
  and Chief Financial Officer

Scott R. Louis                      $   1,850  $       3,540  $       4,692          -  $  10,082
  Executive Vice President
  and Chief Operating Officer

Roger D. Nash                       $   1,450  $       3,480  $       2,100          -  $   7,030
  Executive Vice President
  and Chief Credit Officer

Gary S. Litzsinger                  $   1,450              -  $       3,732          -  $   5,182
  Executive Vice President
  and Chief Risk Officer

Leo J. Graham                               -  $       3,480  $       2,459  $   4,894  $  10,833
  General Counsel and
  Corporate Secretary

Eric J. Woodstrom                   $   4,500  $       2,220  $       5,710  $   6,225  $  18,655
  Former Executive Vice President
  and Chief Credit Officer

Stock Option Plan
-----------------

         North Valley Bancorp intends that its stock option award program is the primary vehicle for offering long-term incentives and rewarding its Executive Officers and key employees. The Company also regards its stock option award program as a key retention tool. This is a very important factor in its determination of the type of option award to grant and the number of underlying shares that are granted in connection with that award. Because of the direct relationship between the value of an option and the market price of the Company's common stock, North Valley Bancorp has always believed that granting stock options is the best method of motivating the Executive Officers to manage the Company in a manner that is consistent with the interests of the Company and its shareholders.

Timing of Grants
----------------

         Stock options to the Company's Executive Officers and other key employees are typically granted annually in conjunction with the review of the individual performance of its Executive Officers. This review takes place at the regularly scheduled meeting of the Compensation Committee, which is held in conjunction with the quarterly meeting of the Board in January following the fiscal year under consideration. Grants to newly hired employees are effective on the date of grant as consideration for the hiring of the new employee. The exercise price of all stock options is set at the closing price of the day of the grant.

                     2006 GRANTS OF PLAN-BASED AWARDS TABLE

                                                                                      ALL OTHER   ALL OTHER
                                                                                        STOCK       OPTION               GRANT DATE
                               ESTIMATED FUTURE PAYOUTS    ESTIMATED FUTURE PAYOUTS    AWARDS:      AWARDS:   EXERCISE      FAIR
                                  UNDER NON-EQUITY               UNDER EQUITY         NUMBER OF   NUMBER OF    OR BASE    VALUE OF
                                INCENTIVE PLAN AWARDS       INCENTIVE PLAN AWARDS     SHARES OF   SECURITIES  PRICE OF    STOCK AND
                              --------------------------  --------------------------   STOCK OR   UNDERLYING   OPTION      OPTION
                      GRANT   THRESHOLD  TARGET  MAXIMUM  THRESHOLD  TARGET  MAXIMUM    UNITS      OPTIONS     AWARDS      AWARDS
NAME                  DATE       ($)      ($)      ($)       (#)      (#)      (#)       (#)        (1)(#)    (2)($/SH)    (3)($)
------------------  --------  ---------  ------  -------  ---------  ------  -------  ----------  ----------  ---------  ----------
Michael J. Cushman  02/03/06          -       -        -          -       -        -           -      14,963  $   17.95  $   63,179
Kevin R. Watson     04/27/06          -       -        -          -       -        -           -      10,000  $   16.38  $   38,969
Scott R. Louis             -          -       -        -          -       -        -           -           -          -           -
Roger D. Nash              -          -       -        -          -       -        -           -           -          -           -
Gary S. Litzsinger  02/03/06          -       -        -          -       -        -           -       2,856  $   17.95  $   12,060
Leo J. Graham       02/03/06          -       -        -          -       -        -           -       4,200  $   17.95  $   17,733
Eric J. Woodstrom   02/03/06          -       -        -          -       -        -           -       6,078  $   17.95  $   25,663


(1) Options granted under the 1998 Employee Stock Incentive Plan (the "1998 Plan") were either incentive options or non-statutory options and became exercisable in accordance with a vesting schedule established at the time of grant. Vesting cannot extend beyond ten years from the date of grant. Upon a change in control of North Valley Bancorp, all outstanding options under the 1998 Plan will become fully vested and exercisable. Options granted under the 1998 Plan are adjusted to protect against dilution in the event of certain changes in North Valley Bancorp's capitalization, including stock splits and stock dividends. All options granted to the named Executive Officers are incentive stock options and have an exercise price equal to the fair market value of North Valley Bancorp common stock on the date of grant.

(2) The exercise price was determined based upon the closing price of North Valley Bancorp common stock as reported on the NASDAQ Global Select Market on the grant date.

(3) The Black-Scholes option-pricing model was used to estimate the grant date fair value of the options in this column. Use of this model should not be construed as an endorsement of its accuracy. All stock option pricing models require predictions about the future movement of the stock price. Options awarded on February 3, 2006 were valued at $4.22/share in accordance with FAS 123(R), and options awarded on April 27, 2006 were valued at $3.90/share in accordance with FAS 123(R). The assumptions used to develop the February 3, 2006 grant date valuations were: risk-free rate of return of 4.5%, dividend rate of 2.3%, volatility rate of 29.6%, and an average term of 6.25 years. The assumptions used to develop the April 27, 2006 grant date valuations were: risk-free rate of return of 4.98%, dividend rate of 2.3%, volatility rate of 28.7%, and an average term of
     6.25 years. The real value of the options in this table will depend on the actual performance of the Company's common stock during the applicable period and the fair market value of the Company's common stock on the date the options are exercised.

Outstanding Equity Awards At Fiscal Year-End
--------------------------------------------

         The following table summarizes information about the options, warrants and rights and other equity compensation under the Company's equity plans as of December 31, 2006.

               OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE

                                             OPTION AWARDS                                            STOCK AWARDS
                    ---------------------------------------------------------------  ---------------------------------------------
                                                                                                                          EQUITY
                                                                                                                         INCENTIVE
                                                                                                                           PLAN
                                                                                                               EQUITY     AWARDS:
                                                                                                             INCENTIVE   MARKET OR
                                                  EQUITY                                                        PLAN      PAYOUT
                                                 INCENTIVE                                                    AWARDS:    VALUE OF
                                                   PLAN                                                      NUMBER OF   UNEARNED
                     NUMBER OF     NUMBER OF      AWARDS:                                          MARKET     UNEARNED    SHARES,
                    SECURITIES     SECURITIES    NUMBER OF                           NUMBER OF    VALUE OF     SHARES,   UNITS OR
                    UNDERLYING     UNDERLYING   SECURITIES                           SHARES OR    SHARES OR   UNITS OR     OTHER
                    UNEXERCISED   UNEXERCISED   UNDERLYING                            UNITS OF    UNITS OF     OTHER      RIGHTS
                      OPTIONS       OPTIONS     UNEXERCISED     OPTION     OPTION    STOCK THAT  STOCK THAT    RIGHTS      THAT
                        (#)           (#)        UNEARNED      EXERCISE  EXPIRATION   HAVE NOT    HAVE NOT   THAT HAVE    HAVE NOT
                    --------------------------    OPTIONS       PRICE       DATE       VESTED      VESTED    NOT VESTED   VESTED
NAME                EXERCISABLE  UNEXERCISABLE      (#)          ($)                    (#)         ($)          (#)        ($)
------------------  -----------  -------------  -----------    --------  ----------  ----------  ----------  ----------  ---------
Michael J. Cushman   37,500(1)           -                -    $  10.63   8/19/2008           -           -           -          -
                     33,750(2)           -                -    $   8.58   2/16/2009           -           -           -          -
                     14,859(3)           -                -    $   8.87   4/26/2011           -           -           -          -
                     10,638(4)           -                -    $   9.40   1/24/2012           -           -           -          -
                     15,000(5)           -                -    $  10.24   7/25/2012           -           -           -          -
                     15,120(6)       3,780(6)             -    $  13.06   1/30/2013           -           -           -          -
                      7,200(7)       4,800(7)             -    $  15.72   1/20/2014           -           -           -          -
                      5,985(8)       8,978(8)             -    $  19.86   1/20/2015           -           -           -          -
                      2,992(9)      11,971(9)             -    $  17.95    2/3/2016           -           -           -          -

Kevin R. Watson       2,000(10)      8,000(10)            -    $  16.38   4/27/2016           -           -           -          -

Scott R. Louis        1,000(11)      1,500(11)            -    $  17.63   4/28/2015           -           -           -          -

Roger D. Nash         4,000(12)      6,000(12)            -    $  17.00  10/20/2015           -           -           -          -

Gary S. Litzsinger    2,400(13)      1,600(13)            -    $  16.18    8/5/2014           -           -           -          -
                        800(8)       1,200(8)             -    $  19.86   1/20/2015           -           -           -          -
                        571(9)       2,285(9)             -    $  17.95    2/3/2016           -           -           -          -

Leo J. Graham         3,000(7)       2,000(7)             -    $  15.72   1/20/2014           -           -           -          -
                      1,200(8)       1,800(8)             -    $  19.86   1/20/2015           -           -           -          -
                        840(9)       3,360(9)             -    $  17.95    2/3/2016           -           -           -          -

Eric J. Woodstrom    15,000(14)          -                -    $   7.25    1/4/2007           -           -           -          -
                      4,527(3)           -                -    $   8.87    1/4/2007           -           -           -          -
                      3,383(4)           -                -    $   9.40    1/4/2007           -           -           -          -
                     15,000(5)           -                -    $  10.24    1/4/2007           -           -           -          -
                      2,431(15)          -                -    $  19.86    1/4/2007           -           -           -          -

(1) These stock options vest 20% at grant date and vest 20% per year over the next four years; 100% were vested at August 19, 2002.
(2) These stock options vest 20% at grant date and vest 20% per year over the next four years; 100% were vested at February 16, 2003.
(3) These stock options vest 20% at grant date and vest 20% per year over the next four years; 100% were vested at April 26, 2005.
(4) These stock options vest 20% at grant date and vest 20% per year over the next four years; 100% were vested at January 24, 2006.
(5) These stock options vest 20% at grant date and vest 20% per year over the next four years; 100% were vested at July 25, 2006.
(6) These stock options vest 20% at grant date and vest 20% per year over the next four years; 80% were vested at January 30, 2006 with the remaining vesting to occur on January 30, 2007.
(7) These stock options vest 20% at grant date and vest 20% per year over the next four years; 60% were vested at January 20, 2006 with the remaining vesting to occur on January 20, 2007 and 2008.
(8) These stock options vest 20% at grant date and vest 20% per year over the next four years; 40% were vested at January 20, 2006 with the remaining vesting to occur on January 20, 2007, 2008 and 2009.
(9) These stock options vest 20% at grant date and vest 20% per year over the next four years; 20% were vested at February 3, 2006 with the remaining vesting to occur on February 3, 2007, 2008, 2009 and 2010.
(10) These stock options vest 20% at grant date and vest 20% per year over the next four years; 20% were vested at April 27, 2006 with the remaining vesting to occur on April 27, 2007, 2008, 2009 and 2010.
(11) These stock options vest 20% at grant date and vest 20% per year over the next four years; 40% were vested at April 28, 2006 with the remaining vesting to occur on April 28, 2007, 2008 and 2009.
(12) These stock options vest 20% at grant date and vest 20% per year over the next four years; 40% were vested at October 20, 2006 with the remaining vesting to occur on October 20, 2007, 2008 and 2009.
(13) These stock options vest 20% at grant date and vest 20% per year over the next four years; 60% were vested at August 5, 2006 with the remaining vesting to occur on August 5, 2007 and 2008.
(14) These stock options vest 20% at grant date and vest 20% per year over the next four years; 100% were vested at October 18, 2003.
(15) These stock options vest 20% at grant date and vest 20% per year over the next four years; 100% were vested at October 6, 2006.

Options Exercised and Stock Vested
----------------------------------

         The following table summarizes information with respect to stock option awards exercised and restricted stock and restricted stock unit awards vested during fiscal year 2006 for each of the named executive officers.

                     OPTION EXERCISES AND STOCK VESTED TABLE

                           OPTION AWARDS               STOCK AWARDS
                     -------------------------   -------------------------
                      NUMBER OF                   NUMBER OF
                       SHARES         VALUE        SHARES         VALUE
                     ACQUIRED ON   REALIZED ON   ACQUIRED ON   REALIZED ON
                       EXERCISE      EXERCISE      VESTING       VESTING
NAME                     (#)           ($)          (#)            ($)
------------------   -----------   -----------   -----------   -----------
Michael J. Cushman             -             -             -             -
Kevin R. Watson                -             -             -             -
Scott R. Louis                 -             -             -             -
Roger D. Nash                  -             -             -             -
Gary S. Litzsinger             -             -             -             -
Leo J. Graham                  -             -             -             -
Eric J. Woodstrom         10,755   $    40,256             -             -




Equity Compensation Plan Information
------------------------------------

         The following table summarizes information about the options, warrants, and rights and other equity compensation under the Company's equity plans as of December 31, 2006.

                            EQUITY COMPENSATION PLANS

                                           NUMBER OF                                NUMBER OF
                                        SECURITIES TO BE       WEIGHTED-            SECURITIES
                                        ISSUED UPON THE         AVERAGE             REMAINING
                                          EXERCISE OF        EXERCISE PRICE       AVAILABLE FOR
                                          OUTSTANDING        OF OUTSTANDING      FUTURE ISSUANCE
                                            OPTIONS,            OPTIONS,           UNDER EQUITY
                                         WARRANTS, AND       WARRANTS, AND         COMPENSATION
                                            RIGHTS               RIGHTS               PLANS
         PLAN CATEGORY                        (#)                 ($)                  (#)
-------------------------------------   ----------------   ------------------   ------------------
Equity Compensation Plans approved
by security holders (1)                          778,712   $             9.77            1,212,531

Equity Compensation Plans not
approved by security holders                        None                  N/A                  N/A
                                        ----------------   ------------------   ------------------
        Total                                    778,712   $             9.77            1,212,531

(1) Includes options to purchase shares of Company common stock under the following shareholder-approved plans: North Valley Bancorp 1989 Director Stock Option Plan, North Valley Bancorp 1998 Employee Stock Incentive Plan, and North Valley Bancorp 1999 Director Stock Option Plan.

Employment Agreements
---------------------

         The Company entered into an Employment Agreement with Michael J. Cushman in 2001. The Company entered into an Employment Agreement with Leo J. Graham in 2004, revised in 2006. The Company entered into Employment Agreements with Gary S. Litzsinger, Scott R. Louis and Roger D. Nash during 2005. The Company entered into an Employment Agreement with Kevin R. Watson in 2006.

         The Employment Agreement entered into in 2001 with Mr. Cushman had an initial term of three years with annual renewals. The Employment Agreement entered into with Mr. Watson in 2006 has an initial term of one year. After the initial term, all Employment Agreements provide that they will be extended for additional one-year periods, or be at will, unless either the employee or the employer gives notice of non-renewal before the end of the term or extended term. All of the above employment agreements have been extended at their annual anniversary dates upon the same terms and conditions, except for Mr. Cushman whose agreement was extended at the end of its three year anniversary upon the same terms and conditions.

         Under the terms of the Employment Agreements, all Executive Officers are eligible to participate in the Executive Deferred Compensation Plan and the Salary Continuation Agreements (see discussion below) and other benefits available to all other employees of the Company.

         All Executive Officers are entitled to severance pay upon termination by the Company without cause in an amount ranging from six month's to 24 month's current base salary, except Mr. Cushman who is also entitled to a pro rata share of the prior year's annual incentive compensation.

                          POST-EMPLOYMENT COMPENSATION

Salary Continuation Agreements
------------------------------

         The Salary Continuation Agreements provide for five general classes of benefits for Executive Officers, which benefits vest over a period of eight (8) to ten (10) years with credit for prior service or as determined by the Chief Executive Officer and the Board of Directors:

         (1) Normal Retirement Benefits. The normal retirement benefit is calculated to provide a target benefit in the amount equal to sixty percent (60%) of the executive's compensation at the time of retirement (age 65) or a lesser amount as determined by the Chief Executive Officer and the Board of Directors.

         (2) Early Termination Benefit. The early termination benefit is the vested portion of the target retirement benefit.

         (3) Disability Benefit. The disability benefit is a Disability Lump Sum Benefit specified in the agreement for the plan year immediately preceding the disability, payable only upon total disability as defined in the agreement.

         (4) Death Benefit. The death benefit is an amount determined by a formula that takes into account the number of years of service and the anticipated compensation level at the age of retirement.

         (5) Change of Control Benefit. The change of control benefit is an amount determined as follows: Executive's Fully Vested Present Value Benefit payable at age 65 for the current plan year plus two times the Executive's current Plan Year Compensation, except as to the Chief Executive Officer, 2.99 times plan year compensation. This benefit is payable only in the event of a change in control as defined in the agreement and is limited by the provisions of Internal Revenue Code section 280(g).

         In consulting with compensation consultant, Clark Consulting, the Company determined that it would be more cost effective for the Company to acquire prepaid policies of insurance to fund these anticipated future obligations than to pay annual premiums. The Company, as a result of acquiring the prepaid policies, will have cash values in the policies in excess of the amount paid for those policies.

         The Company and the Executive Officers who have Salary Continuation Agreements have entered into split dollar life insurance agreements in connection with the life insurance policies obtained by the Company on their lives.

         The following table illustrates the approximate annual retirement income that may become payable to a key employee credited with the number of years of service shown, assuming that benefits commence at age 65 and are payable in the form of an annuity for the employee's life or for 20 years (whichever is greater):


                            ANNUAL RETIREMENT INCOME
                            YEARS OF CREDITED SERVICE

FINAL AVERAGE
COMPENSATION        1            2            3            4            5
-------------   ----------   ----------   ----------   ----------   ----------
$     100,000   $    6,000   $   12,000   $   18,000   $   24,000   $   30,000
      120,000        7,200       14,400       21,600       28,800       36,000
      140,000        8,400       16,800       25,200       33,600       42,000
      160,000        9,600       19,200       28,800       38,400       48,000
      180,000       10,800       21,600       32,400       43,200       54,000
      200,000       12,000       24,000       36,000       48,000       60,000
      250,000       15,000       30,000       45,000       60,000       75,000
      300,000       18,000       36,000       54,000       72,000       90,000

FINAL AVERAGE
COMPENSATION        6            7            8            9            10
-------------   ----------   ----------   ----------   ----------   ----------
$     100,000   $   36,000   $   42,000   $   48,000   $   54,000   $   60,000
      120,000       43,200       50,400       57,600       64,800       72,000
      140,000       50,400       58,800       67,200       75,600       84,000
      160,000       57,600       67,200       76,800       86,400       96,000
      180,000       64,800       75,600       86,400       97,200      108,000
      200,000       72,000       84,000       96,000      109,000      121,000
      250,000       90,000      105,000      120,000      135,000      150,000
      300,000      108,000      126,000      144,000      162,000      180,000


         Mr. Cushman began accruing retirement benefits under his Salary Continuation Agreement effective January 1, 2001, and is fully vested. Messrs. Watson, Louis, Nash, Litzsinger, and Graham began accruing retirement benefits under their Salary Continuation Agreements effective as shown on the Plan Participation Exhibit 1 to the Salary Continuation Plan as filed as Exhibit
99.136 to the Current Report filed on Form 8-K with the Securities Exchange Commission on June 15, 2007.

         As of December 31, 2006, the Company's aggregate accrued obligations under the Salary Continuation Agreements were $4,403,000 (includes obligations to retirees under old plans).

                             PENSION BENEFITS TABLE

                                                NUMBER OF
                                                  YEARS     PRESENT VALUE
                                                 CREDITED   OF ACCUMULATED   PAYMENTS DURING
NAME                         PLAN NAME           SERVICE       BENEFIT       LAST FISCAL YEAR
------------------   ------------------------   ---------   --------------   ----------------
Michael J. Cushman   Salary Continuation Plan           8   $      327,041                  -
Kevin R. Watson      Salary Continuation Plan           1                -                  -
Scott R. Louis       Salary Continuation Plan           1   $       19,139                  -
Roger D. Nash        Salary Continuation Plan           1   $       23,817                  -
Gary S. Litzsinger   Salary Continuation Plan           2   $       29,512                  -
Leo J. Graham        Salary Continuation Plan           3   $      155,695                  -

Executive Deferred Compensation Plan
------------------------------------

         The Executive Deferred Compensation Plan ("EDCP"), adopted by the Directors of the Company and its subsidiary effective January 1, 2001 and restated effective January 1, 2006, is a nonqualified executive benefit plan in which the eligible executive voluntarily elects to defer some or all of his or her current compensation in exchange for the Company's promise to pay a deferred benefit. The deferred compensation is credited with interest under the plan and the accrued liability is paid to the executive at retirement. Unlike a 401(k) plan or a pension plan, an EDCP is a nonqualified plan. Accordingly, this plan is selectively made available to certain highly compensated employees and executives without regard to the nondiscrimination requirements of qualified plans. The EDCP is also an unfunded plan, which means there are no specific assets set aside to fund the plan. The Company has purchased life insurance policies in order to provide for payment of its obligations under the Executive Deferred Compensation Plan, but the executive has no rights under the plan beyond those of a general creditor of the plan sponsor. The deferred amount is not taxable income to the individual and is not a tax-deductible expense to the plan sponsor.

         The EDCP is embodied in a written agreement between the plan sponsor and the executive selected to participate in the plan. The agreement includes provisions that indicate the benefits to be provided at retirement or in the event of death, disability, or termination of employment prior to retirement. The agreement provides for full vesting of deferred amounts since the executive is setting aside his or her current compensation. If the individual leaves, the account balance would be paid according to the terms specified in the agreement. If the individual were to die prior to or during retirement, the promised benefits would be paid to the individual's beneficiary or estate.

         As of December 31, 2006, the Company's accrued obligations under the executive deferred compensation plans were $287,000.

                    NONQUALIFIED DEFERRED COMPENSATION TABLE

                                    EXECUTIVE          REGISTRANT         AGGREGATE          AGGREGATE          AGGREGATE
                                 CONTRIBUTIONS IN   CONTRIBUTIONS IN   EARNINGS IN LAST     WITHDRAWALS/     BALANCE AT LAST
                                 LAST FISCAL YEAR   LAST FISCAL YEAR      FISCAL YEAR      DISTRIBUTIONS     FISCAL YEAR-END
             NAME                      ($)                 ($)               (1)($)              ($)               ($)
------------------------------   ----------------   ----------------   ----------------   ----------------   ----------------
Michael J. Cushman                            -                  -     $          5,509                -     $         61,643
Kevin R. Watson                               -                  -                  -                  -                  -
Scott R. Louis                   $         44,605                -     $          2,905                -     $         47,510
Roger D. Nash                    $         50,000                -     $          2,642                -     $         52,642
Gary S. Litzsinger               $          6,000                -     $            467                -     $          6,467
Leo J. Graham                                 -                  -     $            621                -     $          6,897

(1) Earnings credited to the accounts are based upon the terms of the Deferred Compensation Plan. The rate credited for 2006 was 9.30%.


Change in Control Agreements
----------------------------

         In the event of a sale, dissolution or liquidation of the Company or a merger or a consolidation in which the Company is not the surviving or resulting Company, a "change in control" occurs. The Corporation entered into an Agreement and Plan of Merger dated April 10, 2007, pursuant to which the Corporation would merge with and into Sterling Financial Corporation, a Washington corporation, with Sterling being the surviving corporation. A special meeting of the Corporation shareholders was held on July 31, 2007, and the principal terms of this proposed merger were approved by majority vote of the outstanding shares. However, consummation of the merger currently remains subject to certain other conditions, including the receipt of all necessary regulatory approvals. There can be no assurance as to when, or if, the proposed merger with Sterling Financial Corporation will occur, but if it does, it will constitute a "change of control" under the terms of the Employment Agreements entered into by and between the Corporation and the Executive Officers.

         All Executive Officers are, upon a change in control of the Company, entitled under their Employment Agreements to receive the "change in control" benefits described in their Salary Continuation Agreements (see discussion below).

         All options outstanding under the 1989 Director Stock Option Plan, the 1998 Employee Stock Incentive Plan and the 1999 Director Stock Option Plan which at the time are not fully vested may, nonetheless, under the terms of the relevant agreement of merger or consolidation or plan of sale, liquidation or dissolution, be entitled to be exercised as if they were fully (100 percent) vested. Summary information regarding each Company stock option plan is set forth below.

         The North Valley Bank Executive Deferred Compensation Agreement and North Valley Bank Executive Salary Continuation Agreement provide for the acceleration of the payment of benefits to Executive Officers thereunder upon a change in control of the Company. Summary information regarding each such agreement is set forth below (same as disclosed in Amendment No. 1 to Annual Report for the fiscal year ended December 31, 2006 on Form 10-K/A, as filed with the Securities and Exchange Commission).

       POTENTIAL PAYMENTS UPON TERMINATION RELATED TO A CHANGE IN CONTROL

                                                                                                                 AMOUNT PAYABLE
NAME                                                   PAYMENT BASIS                                                  (1)
--------------------   --------------------------------------------------------------------------------------   ----------------
Michael J. Cushman     Payment of Three-times current Salary plus 3-year Average Bonus and Accelerated
                       vesting of Salary Continuation Plan                                                      $      2,725,798
Kevin R. Watson        Payment of Two-times current Salary plus 3-year Average Bonus and Accelerated vesting
                       of Salary Continuation Plan                                                              $      1,010,411
Scott R. Louis         Payment of Two-times current Salary plus 3-year Average Bonus and Accelerated vesting
                       of Salary Continuation Plan                                                              $        541,772
Roger D. Nash          Payment of Two-times current Salary plus 3-year Average Bonus and Accelerated vesting
                       of Salary Continuation Plan                                                              $        589,262
Gary S. Litzsinger     Payment of Two-times current Salary plus 3-year Average Bonus and Accelerated vesting
                       of Salary Continuation Plan                                                              $        518,909
Leo J. Graham          Payment of Two-times current Salary plus 3-year Average Bonus and Accelerated vesting
                       of Salary Continuation Plan                                                              $      1,369,487

(1) The amount payable is limited as the Agreements limit the amount of payment to any named executive officer as a result of a change in control, including the value of acceleration of any equity awards and salary continuation plans, to the maximum amount permissible to avoid an "excess parachute payment" under Section 280(g) of the Internal Revenue Code.


                              DIRECTOR COMPENSATION

Director Deferred Fee Plan
--------------------------

         The Director Deferred Fee Plan ("DDFP"), adopted by the Directors of the Company and its subsidiary effective January 1, 2001 and restated effective January 1, 2006, is a nonqualified director benefit plan in which the eligible director voluntarily elects to defer some or all of his or her current fees in exchange for the Company's promise to pay a deferred benefit. The deferred fees are credited with interest under the plan and the accrued liability is paid to the director at retirement. Unlike a 401(k) plan or a pension plan, a DDFP is a nonqualified plan. Accordingly, this plan is only made available to outside directors without regard to the nondiscrimination requirements of qualified plans. The DDFP is also an unfunded plan, which means there are no specific assets set aside to fund the plan. The Company has purchased life insurance policies in order to provide for payment of its obligations under the Director Deferred Fee Plan, but the director has no rights under the plan beyond those of a general creditor of the plan sponsor. The deferred amount is not taxable income to the individual and is not a tax-deductible expense to the plan sponsor.

         The Company and the Directors who have DDFP Agreements have entered into split dollar life insurance agreements in connection with the life insurance policies obtained by the Company and its subsidiary on their lives.

         The DDFP is embodied in a written agreement between the plan sponsor and the director selected to participate in the plan. The agreement includes provisions that indicate the benefits to be provided at retirement or in the event of death, disability, or termination of Board membership prior to retirement. The agreement provides for full vesting of deferred amounts since the director is setting aside his or her current fees. If the individual leaves, the account balance would be paid according to the terms specified in the agreement. If the individual were to die prior to or during retirement, the promised benefits would be paid to the individual's beneficiary or estate.

         As of December 31, 2006, the Company's aggregate accrued obligations under the Directors Deferred Fee Plan were $2,351,000.

Components of Director Compensation
-----------------------------------

         North Valley Bancorp reviews the level of compensation of our non-employee directors on an annual basis. To determine whether the current level of compensation for its non-employee directors is appropriate, North Valley Bancorp has historically obtained data from a number of different sources including:

         o Publicly available data describing director compensation in peer companies;

         o Data provided by the California Banker's Association with regard to director compensation;

         o        Information obtained directly from other companies.

         During 2006 and 2007, each Director (other than the Chairman) of North Valley Bancorp was paid $3,000 per quarterly meeting of the Board of Directors and each Director (other than the Chairman) of North Valley Bank was paid $500 per monthly meeting of the Board of Directors. Payments per Loan Committee meeting of North Valley Bank during 2006 were $250 per meeting. The Chairman of the Board of Directors of the Company was paid $5,000 per quarterly meeting and the Chairman of the Board of Directors of North Valley Bank was paid $850 per Board of Directors meeting during 2006 and 2007. The Chairman of the Loan
Committee was paid $350 per meeting during 2006. The Chairman of the Audit Committee was paid a quarterly fee of $1,000 during 2006 and 2007. The Chairman of the Compensation Committee was paid a quarterly fee of $850 during 2006 and 2007.

         Commencing in 1998, each non-employee Director of the Company has received an award of 900 shares of Common Stock as part of his or her annual retainer as a Director pursuant to the 1998 Employee Stock Incentive Plan. Each award is fully vested when granted to the outside Director. The Directors of the Corporation received a pro rata award of 375 shares of Common Stock as part of their annual retainer in 2007.

         During 2006, cash compensation paid to Directors of the Company totaled $49,100 and payment of additional Director Compensation of $157,100 was deferred under the DDFP. During 2007 cash compensation paid to Directors of the Corporation totaled $18,700 and payment of additional Director Compensation of $150,200 was deferred under the DDFP. In 2006, the Directors of the Company also received 900 annual retainer shares at $17.09 totaling $123,048. In 2007, the Directors of the Holding Company received a pro rata annual retainer of 375 shares at $22.03 totaling $66,090. Directors electing coverage under the group health insurance plan available to employees of the Company have been required to pay 100% of their health insurance premiums since January 1989.

         The following table sets forth information with regard to compensation earned by non-employee Directors in 2006. Compensation earned by employee Directors is described in the "Executive Compensation" section above.

                          DIRECTOR COMPENSATION TABLE

                                                                                        CHANGE IN
                                                                                         PENSION
                                                                                        VALUE AND
                                                                         NON-EQUITY    NONQUALIFIED
                          FEES EARNED                                    INCENTIVE       DEFERRED
                          OR PAID IN          STOCK          OPTION         PLAN       COMPENSATION     ALL OTHER
                             CASH             AWARDS         AWARDS     COMPENSATION     EARNINGS     COMPENSATION      TOTAL
     NAME (1)               (2)($)              ($)            ($)           ($)           (3)($)          ($)            ($)
------------------------------------------------------------------------------------------------------------------------------------
William W. Cox            $     21,500     $     15,381        --            --      $      8,406           --      $     45,287
Royce L. Friesen          $     21,400     $     15,381        --            --      $      5,312           --      $     42,093
Dante W. Ghidinelli       $     24,500     $     15,381        --            --      $      4,180           --      $     44,061
Kevin D. Hartwick         $     20,250     $     15,381        --            --      $      3,950           --      $     39,581
Roger B. Kohlmeier        $     21,850     $     15,381        --            --                --           --      $     37,231
Martin A. Mariani         $     19,000     $     15,381        --            --      $        197           --      $     34,578
Dolores M. Vellutini      $     18,000     $     15,381        --            --      $      3,615           --      $     36,996
J.M. Wells, Jr.           $     36,200     $     15,381        --            --      $     18,661           --      $     70,242


(1)  Includes only directors who served during 2006.

(2) Includes cash payments made to directors of North Valley Bancorp for meetings attended during 2006.

(3) The amounts in this column represent the above-market or preferential earnings on any nonqualified compensation. The above-market rate is determined by using the amount above 120% of the Federal long-term rate. For 2006, the interest rate paid was 9.30%, and the above-market rate was determined to be 5.98%.

         The following table shows the aggregate number of stock awards and option awards outstanding for each non-employee director as of December 31, 2006. There were no stock awards or stock options granted to non-employee directors during 2006 or 2007.

                             AGGREGATE STOCK      AGGREGATE OPTION     GRANT DATE FAIR
                                  AWARDS               AWARDS         VALUE OF STOCK AND
                            OUTSTANDING AS OF      OUTSTANDING AS     OPTION AWARDS MADE
                                 12/31/06           OF 12/31/06          DURING 2006
NAME                               (#)                 (1)(#)                ($)
-------------------------   ------------------   ------------------   ------------------
William W. Cox                             -                 49,200   $           15,381
Royce L. Friesen                           -                 27,000   $           15,381
Dante W. Ghidinelli                        -                 49,500   $           15,381
Kevin D. Hartwick                          -                 53,801   $           15,381
Roger B. Kohlmeier                         -                    -     $           15,381
Martin A. Mariani                          -                    -     $           15,381
Dolores M. Vellutini                       -                 53,801   $           15,381
J.M. Wells, Jr.                            -                 43,000   $           15,381

(1)  All outstanding director stock options are 100% vested.

North Valley Bancorp 1989 Director Stock Option Plan
----------------------------------------------------

         Under the North Valley Bancorp 1989 Director Stock Option Plan, as amended (the "1989 Director Plan"), which was adopted by the Board of Directors in December 1989 and by the shareholders of the Company at the 1990 Annual Meeting, each member of the Board of Directors, including employees who are Directors, automatically received every January a nonstatutory stock option to purchase 1,000 shares of the Company's Common Stock. Effective upon adoption of the North Valley Bancorp 1999 Director Stock Option Plan, no further grants of options have been made or will be made under the 1989 Director Plan. Pursuant to the 1989 Director Plan, as of November 9, 2007, there were outstanding options to purchase 11,700 shares of Common Stock.

         Options granted under the 1989 Director Plan vest immediately as to 20%, with an additional 20% vesting on each of the first four anniversary dates following the date of grant. Such options are exercisable for a period of 10 years from the date of grant at a price which shall be 85% of the fair market value of the Company's Common Stock on the date of grant. The exercise price can be paid by cash, certified check, official bank check or the equivalent thereof acceptable to the Company. Options granted pursuant to the 1989 Director Plan automatically expire three months after termination of service as a Director for any reason other than cause, death or disability. In the case of termination of service due to death or disability, such options terminate one year from the date of such termination of service. In the event that service as a Director is terminated for cause, the options granted pursuant to the Director Plan expire 30 days after such termination.

         The 1989 Director Plan is presently administered by the Board of Directors, which has the authority to delegate some or all of its duties to a committee of the Board of Directors appointed for this purpose, which committee must be composed of not less than three members of the Board of Directors. This committee is generally authorized to administer the 1989 Director Plan in all respects, subject to the express terms of the 1989 Director Plan.

         The 1989 Director Plan provides for adjustment of and changes in the shares of Common Stock reserved for issuance in the event certain changes occur or in the event of the sale, dissolution or liquidation of the Company or any reorganization, merger or consolidation of the Company.

North Valley Bancorp 1998 Employee Stock Incentive Plan
-------------------------------------------------------

         The North Valley Bancorp 1998 Employee Stock Incentive Plan (the "Stock Incentive Plan") was adopted by the Board of Directors in February 1998 and approved by the shareholders of the Company at the 1998 Annual Meeting. The Stock Incentive Plan provides for awards in the form of options (which may constitute incentive stock options or non-statutory stock options to key employees) and also provides for the award of shares of Common Stock to outside directors. The shares of Common Stock authorized to be awarded as options under the Stock Incentive Plan consist of 600,000 shares increased in an amount equal to 2% of shares outstanding each year, commencing January 1, 1999. The Stock Incentive Plan defines "key employee" as a common-law employee of the Company, its parent or any subsidiary of the Company, an "outside director," or a consultant or advisor who provides services to the Company, its parent or any subsidiary of the Company. For purposes of the Stock Incentive Plan, an "outside director" is defined as a member of the Board who is not a common-law employee of the Company, its parent or any subsidiary of the Company.

         Pursuant to the Stock Incentive Plan, as of November 9, 2007, there were outstanding options to purchase 411,441 shares of Company Common Stock, with 932,382 shares remaining available for grant.

         The award in 2006 of 900 shares and 375 shares awarded in 2007 of Common Stock to each outside director as an annual retainer under the Plan is fully taxable at the time of the grant. The Company receives a compensation expense deduction in the same amount. If the outside director disposes of the Common Stock prior to 12 months after the date of grant, any gain (or loss) will be a short-term capital gain. If the shares are held for longer than 12 months, any gain (or loss) will be taxed at long-term capital gain rates.

         The Stock Incentive Plan is administered by a committee of the Board of Directors. As of November 9, 2007, the Committee members are Royce L. Friesen, Dante W. Ghidinelli, Kevin D. Hartwick, Roger B. Kohlmeier and Dolores M. Vellutini. The Committee must have a membership composition which enables the Stock Incentive Plan to qualify under SEC Rule 16b-3 with regard to the grant of options or other rights under the Stock Incentive Plan to persons who are subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Subject to the requirements of applicable law, the Committee may designate persons other than members of the Committee to carry out its responsibilities and may prescribe such conditions and limitations as it may deem appropriate, except that the Committee may not delegate its authority with regard to the selection for participation of or the granting of options or determining awards or other rights under the Stock Incentive Plan to persons subject to Section 16 of the Exchange Act.

         In the  event  that  the  Company  is a  party  to a  merger  or  other reorganization, outstanding options and stock awards shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding options by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for accelerated vesting and accelerated expiration, or for settlement in cash.

North Valley Bancorp 1999 Director Stock Option Plan
----------------------------------------------------

         On April 1, 1999, the Board of Directors adopted the North Valley Bancorp 1999 Director Stock Option Plan (the "1999 Director Stock Option Plan"), pursuant to which all members of the Board of Directors are eligible for the award of non-statutory stock options to purchase shares of the Company's Common Stock. Non-statutory stock options are options not intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

         The 1999 Director Stock Option Plan replaced the existing North Valley Bancorp 1989 Director Stock Option Plan, as amended (the "1989 Director Plan") and was approved by the shareholders at the 1999 Annual Meeting.

         The 1999 Director Stock Option Plan is administered by the Board of Directors. All awards of options are at the discretion of the Board of Directors. The Board of Directors has the authority to delegate some or all of its duties in administering the 1999 Director Stock Option Plan to a committee of the Board of Directors appointed for this purpose, composed of not less than two members of the Board of Directors who qualify as non-employee directors. The body administering the 1999 Director Stock Option Plan is generally authorized to administer such Plan in all respects, subject to the express terms of such Plan, including the full power to make all determinations necessary or advisable for its administration.

         All members of the Board of Directors of the Company and its subsidiary, including employees of the Company who are directors, are eligible to participate in the 1999 Director Stock Option Plan. As of November 9, 2007, there were nine directors eligible to participate in the 1999 Director Stock Option Plan.

         Shares covered by options granted pursuant to the 1999 Director Stock Option Plan are authorized but unissued shares of the Company's Common Stock. The maximum aggregate number of shares of Common Stock which may be optioned and sold under the 1999 Director Stock Option Plan is equal to ten percent of the total shares of the Company's Common Stock issued and outstanding from time to time. As of November 9, 2007, there were options outstanding under the 1999 Director Stock Option Plan for the purchase of 338,983 shares of Common Stock. On the same date, there were 7,374,884 shares of Common Stock issued and outstanding. Thus, as of November 9, 2007, a total of 225,767 shares of Common Stock were available for the grant of additional options under the 1999 Director Stock Option Plan.

         The 1999 Director Stock Option Plan includes provisions for adjustment of and changes in the shares reserved for issuance in the event that the shares of Common Stock of the Company are changed into or exchanged for a different number of kind of shares of stock or other securities of the Company or other corporation, whether by reason or reorganization, merger, consolidation,
recapitalization,   reclassification,  stock  dividend,  stock  split  or  other changes.

         The 1999 Director Stock Option Plan also includes provisions regarding the sale, dissolution or liquidation of the Company and any reorganization, merger or consolidation in which the Company is not the surviving or resulting corporation. If the Company is not the surviving or resulting corporation, the Board of Directors shall have the power to terminate all options under the 1999 Director Stock Option Plan, provided that each optionee shall have the right prior to the effective date of such sale, dissolution, liquidation, reorganization, merger or consolidation to exercise any outstanding option in full, without regard to the option's vesting schedule.

         Options granted under the 1999 Director Stock Option Plan may only be non-statutory stock options. Each option will be 20 percent exercisable or "vested" immediately upon the date of grant and will become further vested at the rate of 20 percent on each of the first four anniversary dates thereafter. Options are exercisable for a period of ten years after the date of grant. The exercise price for the options will be 85 percent of the fair market value of the shares on the date of grant, as determined by the Board of Directors. So long as the Company's Common Stock is traded on the NASDAQ Stock Market, such fair market value shall be equal to the last transaction price quoted for such date on the NASDAQ Stock Market.

         Each option granted under the 1999 Director Stock Option Plan has a termination date of ten years after the date of grant. In addition, each option automatically expires three months after termination of service as a director other than for cause, except that in the case of termination of service due to mandatory retirement, death or disability, an option will remain in effect unchanged. If a director is removed from the Board of Directors for cause, the option will expire 30 days after such termination of service.

         The Board of Directors may amend, suspend or terminate the 1999 Director Stock Option Plan at any time and for any reason. Any amendment is subject to the approval of the shareholders of the Company only to the extent required by applicable laws or regulations. No amendment or termination may adversely affect the rights of an optionee under a previously awarded option, without the optionee's consent.

         No taxable income is recognized by an optionee upon the award of a non-statutory stock option under the 1999 Director Stock Option Plan. The exercise of a non-statutory stock option awarded under the 1999 Director Stock Option Plan results in the realization of ordinary income to the optionee in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise. For federal income tax purposes, the Company will be entitled to a compensation expense deduction in the same amount. The 1999 Director Stock Option Plan allows an optionee to satisfy any withholding tax requirement in connection with the exercise of an option by the withholding of shares from the total number of shares issuable upon exercise of the option or by the delivery to the Company of shares of Company Common Stock that have been held by the optionee for at least six months. Any such arrangement must be acceptable to the Company.

                      REPORT OF THE COMPENSATION COMMITTEE

         The Compensation Committee consists of the following members of the Company's Board of Directors: Royce L. Friesen (Chairman), William W. Cox and Martin A. Mariani. All members of the Committee are independent as defined under the Sarbanes Oxley Act of 2002, the rules and regulations of the Securities and Exchange Commission and the corporate governance listing standards of the NASDAQ Stock Market.

         The Compensation Committee reviews and recommends to the Board of Directors, salaries, performance based incentives, both annual and long-term, and other matters relating to the compensation of the Chief Executive Officer and the Chief Executive Officer's recommendations as to Executive Officers, taking into consideration non-salary based benefits in the form of Company paid expenses for car allowances and club memberships. The Committee determines the base salary for the Chief Executive Officer by: (1) examining the Company's performance against its preset goals, (2) examining the Company's performance within the banking industry, (3) evaluating the overall performance of the Chief Executive Officer, and (4) comparing the base salary of the Chief Executive Officer to that of other chief executive officers in the banking industry in the Company's market area. In January 2007, the Committee recommended, and the Board approved, the following executive salaries effective February 1, 2007: Mr. Cushman's annual salary of $286,650; Mr. Watson's annual salary of $187,200; Mr. Louis' annual salary of $154,000; Mr. Nash's annual salary of $154,000; Mr. Litzsinger's annual salary of $111,100, and Mr. Graham's annual salary of $170,500.

         The members of the Compensation Committee have reviewed and discussed the foregoing Compensation Discussion and Analysis with management and, based on such review and discussion, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the North Valley Bancorp Annual Report on Form 10-K for the year ended December 31, 2006.

                                       Submitted by:

                                       Royce L. Friesen, Chairman
                                       William W. Cox
                                       Martin A. Mariani


Compensation Committee Interlocks and Insider Participation
-----------------------------------------------------------

         During the fiscal year 2006, Michael J. Cushman participated in deliberations of the Company's Board of Directors concerning executive officer compensation for all Executive Officers, excluding himself.

Performance Graph
-----------------

         The following graph compares our cumulative total stockholder return since December 31, 2001 with the NASDAQ Composite Index, the SNL $500 million - $1 billion Bank Index, and SNL Western Bank Index. The graph assumes that the value of the investment in our common stock and each index (including reinvestment of dividends) was $100.00 on December 31, 2001.

                             [GRAPHIC CHART OMITTED]


                                                                 PERIOD ENDING
                                  ---------------------------------------------------------------------------
INDEX                              12/31/01     12/31/02     12/31/03     12/31/04     12/31/05     12/31/06
---------------------------       ----------   ----------   ----------   ----------   ----------   ----------
North Valley Bancorp              $   100.00   $   135.75   $   176.94   $   230.52   $   216.11   $   229.28
NASDAQ Composite                  $   100.00   $    68.76   $   103.67   $   113.16   $   115.57   $   127.58
SNL $500M-$1B Bank Index          $   100.00   $   127.67   $   184.09   $   208.62   $   217.57   $   247.44
SNL Western Bank Index            $   100.00   $   109.41   $   148.21   $   168.43   $   175.36   $   197.86


Market Information
------------------

         The North Valley Bancorp common stock is listed and trades on the NASDAQ Global Select Market System under the symbol "NOVB." The shares were first listed with the NASDAQ Stock Market in April 1998. The table below summarizes the Common Stock high and low trading prices traded during the two year period ended December 31, 2006, and the first three quarters of 2007, as reported on the NASDAQ Stock Market, and the cash dividends declared on the common stock during the same period.

                                  PRICE OF                  CASH
                                COMMON STOCK               DIVIDENDS
                        ----------------------------       DECLARED
                            HIGH            LOW          ------------
                        ------------    ------------

2007
----
First Quarter           $      26.00    $      17.57    $       0.10
Second Quarter                 25.65           21.51            0.10
Third Quarter                  24.32           17.47            0.10

2006
----
First Quarter           $      18.03    $      17.41    $       0.10
Second Quarter                 18.00           15.90            0.10
Third Quarter                  17.71           15.75            0.10
Fourth Quarter                 18.98           17.25            0.10


2005
----
First Quarter           $      19.96    $      18.90    $       0.10
Second Quarter                 19.00           16.75            0.10
Third Quarter                  19.52           17.08            0.10
Fourth Quarter                 18.10           14.86            0.10


         The Company had approximately 836 registered shareholders of record as of November 9, 2007.

         The Company's primary source of funds for payment of dividends to its shareholders is the receipt of dividends from NVB. The payment of dividends by a California State chartered bank is subject to various legal and regulatory restrictions. See Note 19 to the Consolidated Financial Statements included in the Annual Report on Form 10-K for the year ended December 31, 2006, for information related to dividend matters including information regarding certain limitations on payment of dividends.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Related Persons
---------------------------------

         The Company has a policy that it does not enter into any transactions covered under Item 404 of Regulation S-K with the exception of loans made by North Valley Bank (see "Indebtedness of Management" below). There have been no transactions, or series of similar transactions, during 2006, or any currently proposed transaction, or series of similar transactions, to which the Company or North Valley Bank was or is to be a party, in which the amount involved exceeded or will exceed $120,000 and in which any director, director-nominee or executive officer of the Company or North Valley Bank, or any shareholder owning of record or beneficially 5% or more of North Valley Bancorp common stock, or any member of the immediate family of any of the foregoing persons, had, or will have, a direct or indirect material interest.

Indebtedness of Management
--------------------------

         Through its banking subsidiary, North Valley Bank, the Company has had and expects in the future to have banking transactions, including loans and other extensions of credit, in the ordinary course of its business with many of the Company's Directors, Executive Officers, holders of five percent or more of the Company's Common Stock and members of the immediate family of any of the foregoing persons, including transactions with corporations or organizations of which such persons are directors, officers or controlling shareholders, on substantially the same terms (including interest rates and collateral) as those prevailing at the time for comparable transactions with unrelated persons. Management believes that in 2006 such loan transactions did not involve more than the normal risk of collectibility or present other unfavorable features. All loans and other extensions of credit made by North Valley Bank to the Directors and Executive Officers of the Company and North Valley Bank are made in compliance with the applicable restrictions of Section 22 of the Federal Reserve Act and Regulation O of the Board of Governors of the Federal Reserve System.

Director Independence
---------------------

         The Board of Directors of the Company has evaluated the independence of each of the members of the Board of Directors in accordance with applicable laws and regulations including the provisions of the Sarbanes-Oxley Act of 2002 ("SOX"), the rules and regulations of the Securities and Exchange Commission (the "SEC") and the corporate governance listing standards of the NASDAQ Stock Market ("NASDAQ").

         The Board of Directors has determined that a majority of the Board of Directors is comprised of "Independent Directors" within the requirements of SOX, SEC and NASDAQ regulations. The Board of Directors has further determined that Director Michael J. Cushman, who is employed as the President and Chief Executive Officer of the Company and North Valley Bank, is not independent.

                          REPORT OF THE AUDIT COMMITTEE

         The Audit Committee consists of the following members of the Corporation's Board of Directors: Dante W. Ghidinelli (Chairman), Royce L. Friesen, Kevin D. Hartwick, Roger B. Kohlmeier and Dolores M. Vellutini. All members of the Committee are independent as defined under SOX, the SEC Regulations and NASDAQ listing standards. Both Chairman Dante W. Ghidinelli and Mr. Kevin D. Hartwick have been, as a result of their accounting backgrounds determined to be qualified as an Audit Committee Financial Expert as defined under SOX, the SEC Regulations and NASDAQ listing standards. The Committee operates under a written charter adopted by the Board of Directors, which is included in this Proxy Statement as Appendix A. The Audit Committee, in addition to its other functions, recommends to the Board of Directors, subject to shareholder ratification, the selection of the Corporation's independent accountants.

         Management is responsible for the Corporation's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Corporation's consolidated financial statements in accordance with generally accepted accounting principles and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

         The Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, internal control and financial reporting practices of the Corporation. The Committee's primary responsibilities include the following: (1) serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system; (2) review and evaluate the audit efforts of the Corporation's independent accountants and internal audit department; (3) evaluate the Corporation's quarterly financial performance as well as its compliance with laws and regulations; (4) oversee management's establishment and enforcement of financial policies and business practices; and (5) facilitate communication among the independent auditors, financial and senior management, counsel, the internal audit department and the Board of Directors.

         The Audit Committee has been updated quarterly on management's process to assess the adequacy of the Corporation's system of internal control over financial reporting, the framework used to make the assessment and management's conclusions on the effectiveness of the Corporations internal control over financial reporting. The Audit Committee has also discussed with the independent auditor the Corporation's internal control assessment process, management's assessment with respect thereto and the independent auditor's evaluation of the Corporation's system of internal control over financial reporting.

         It is not the duty or the responsibility of the Committee to conduct auditing or accounting reviews. Therefore, the Committee has relied, without further independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent auditors included in their report on the Corporation's financial statements. Furthermore, the Committee's discussions with management and the independent auditors do not provide the Committee with any other independent basis to determine or assure that the Corporation's financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Corporation's financial statements has been carried out in accordance with generally accepted auditing standards or that the Corporation's independent auditors are in fact "independent."

         The Committee has reviewed and discussed the audited financial statements of the Corporation for the fiscal year ended December 31, 2006 with the Corporation's management. The Committee has discussed with Perry-Smith LLP, the Corporation's Independent Registered Public Accounting Firm, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Committee has also received the written disclosures and the letter from Perry-Smith LLP required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the Committee has discussed the independence of Perry-Smith LLP with that firm and based upon such information has determined that Perry-Smith LLP is independent.

         The Committee has recommended to the Board of Directors that the Corporation's audited financial statements be included in the Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2006, for filing with the Securities and Exchange Commission and has recommended ratification of Perry-Smith LLP as the Independent Auditor for the Corporation for the fiscal year 2007.

Submitted by:


Dante W. Ghidinelli (Chairman)
Royce L. Friesen
Kevin D. Hartwick
Roger B. Kohlmeier
Dolores M. Vellutini

                               INDEPENDENT AUDITOR

         The firm of Perry-Smith LLP served the Company as the Independent Registered Public Accounting Firm for the fiscal year ended December 31, 2006, continuing through 2007. Perry-Smith LLP was recommended by the Audit Committee of the Board of Directors to serve as the Independent Registered Public Accounting Firm for the 2006 fiscal year, and the Board of Directors and shareholders of the Company approved the Audit Committee recommendation. The Audit Committee of the Board of Directors of the Company approved each professional service rendered by Perry-Smith LLP during the fiscal year 2006.

         During the period covering the fiscal years ended December 31, 2006 and 2005, Perry-Smith LLP performed the professional services described below. No other services were provided in 2006 and 2005.

Description                                                  2006        2005
-----------                                               ---------   ---------
Audit Fees (1)                                            $ 238,000   $ 208,000
Audit-Related Fees (2)                                    $  21,000   $  21,100
Tax Fees (3)                                              $  51,800   $  42,900

(1) Audit fees consist of fees for professional services rendered for the audit of the Company's consolidated financial statements, audit of internal control over financial reporting, review of consolidated financial statements included in the Company's quarterly reports and services normally provided by the independent auditor in connection with statutory and regulatory filings or engagements.

(2) Audit-related fees represent fees for the audit of the Company's employee benefit plans.

(3) Tax fees consist primarily of compliance fees for the preparation of tax returns.

         The Audit Committee of the Board of Directors has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2006. The Audit Committee has discussed with Perry-Smith LLP, the Company's Independent Registered Public Accounting Firm, the matters required to be discussed under Statement on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90 (communications with audit committees). The Audit Committee has also received the written disclosures and the letter from Perry-Smith LLP required by Independence Standards Board Standard No. 1 (independence discussions with audit committees), and the Audit Committee has discussed the independence of Perry-Smith LLP with that firm and based upon such information has determined that Perry-Smith LLP is independent.

         The Audit Committee consists of the following members of the Company's Board of Directors: Dante W. Ghidinelli (Chairman), Royce L. Friesen, Kevin D. Hartwick, Roger B. Kohlmeier and Dolores M. Vellutini. All members of the Committee are independent as defined under SOX, the SEC Regulations and NASDAQ listing standards. Both Chairman Dante W. Ghidinelli and Mr. Kevin D. Hartwick have been, as a result of their accounting backgrounds determined to be qualified as an Audit Committee Financial Expert as defined under SOX, the SEC Regulations and NASDAQ listing standards. The Audit Committee has recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2006 for filing with the Securities and Exchange Commission.

                                 PROPOSAL NO. 2
               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

         The  firm  of  Perry-Smith   LLP,  which  served  the   Corporation  as
Independent Registered Accounting Firm for the 2006 fiscal year, has been recommended by the Audit Committee of the Board of Directors of the Corporation as the Corporation's Independent Registered Accounting Firm for the 2007 fiscal year. Perry-Smith LLP has no interest, financial or otherwise, in the Corporation. All Proxies will be voted for the ratification of the appointment of Perry-Smith LLP, unless authority to vote for the ratification of such selection is withheld or an abstention is noted. If Perry-Smith LLP should for any reason decline or be unable to act as Independent Auditor, the Proxies will be voted for a substitute independent public accounting firm to be designated by the Audit Committee.

         The Audit Committee of the Board of Directors of the Corporation approved each professional service rendered by Perry-Smith LLP during the 2006 fiscal year and considered whether the provision of non-audit services is compatible with maintaining their independence.

Required Approval
-----------------

         The approval of the ratification of the appointment of Perry-Smith LLP as the Corporation's Independent Registered Accounting Firm for the 2007 fiscal year requires the affirmative vote of the holders of a majority of the shares present or represented by Proxy and voting at the Meeting.

Recommendation of Management
----------------------------

         The Board of Directors has approved the recommendation of the Audit Committee of the Board of Directors that Perry-Smith LLP be appointed to serve as the Corporation's Independent Registered Accounting Firm for the year 2007 and recommends a vote "FOR" ratification of the appointment of Perry-Smith LLP.

         A representative of Perry-Smith LLP is expected to attend the Meeting and will have the opportunity to make a statement if he or she desires to do so and will respond to appropriate questions from shareholders present at the Meeting.


                              SHAREHOLDER PROPOSALS

         The Corporation's 2008 Annual Meeting of Shareholders is scheduled for May 22, 2008. Shareholder proposals must be received by the Corporation no later than March 1, 2008, to be considered for inclusion in the Proxy Statement and Proxy for the 2008 Annual Meeting of Shareholders. Management of the Corporation will have discretionary authority to vote proxies obtained by it in connection with any shareholder proposal not submitted on or before the March 1, 2008, deadline. The Corporation has entered into an Agreement and Plan of Merger dated April 10, 2007, pursuant to which the Corporation would merge with and into Sterling Financial Corporation, a Washington corporation, with Sterling being the surviving corporation. If this proposed merger is consummated, no Annual Meeting of the Shareholders of North Valley Bancorp will be held in 2008.

                                  OTHER MATTERS

         The Board of Directors knows of no other matters which will be brought before the Meeting, but if such matters are properly presented to the Meeting, Proxies solicited hereby will be voted in accordance with the judgment of the persons holding such Proxies. All shares represented by duly executed Proxies will be voted at the Meeting.



                                       By Order of the Board of Directors,

                                       /s/ Leo J. Graham
                                       -----------------------------------
                                       Leo J. Graham
                                       Corporate Secretary


Redding, California
November 26, 2007

                                   APPENDIX A
                                   ----------

                             AUDIT COMMITTEE CHARTER

1.       General Purpose:

         The Audit Committee of North Valley Bancorp ("Bancorp") is a committee comprised of at least three independent directors of North Valley Bancorp and will include an independent director from each of Bancorp's subsidiary banks. The Audit Committee will represent the Bancorp and all of its subsidiary banks, (the "Company"), for purpose of Audit Committee functions. The purpose of the Audit Committee is to act on behalf of the Bancorp and Banks' Boards of Directors in fulfilling the Boards' oversight responsibilities with respect to:

         1)       The integrity of the Company's financial statements, financial
reporting   processes  and  systems  of  internal  control  regarding   finance,
accounting, security, regulatory and legal compliance;

         2)       The  independence,   qualifications  and  performance  of  the
Company's independent auditors;

         3) The performance of the Company's internal audit function and internal auditor;

         4) Communications among the independent auditors, management, the internal auditing department, and the Boards of Directors;

         5) Procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by the Company's employees of concerns regarding accounting or auditing matters; and

         6)       Performance  of Risk  Management  Program  and of  Chief  Risk
Officer.

2.       Statement of Policy:

         The Audit Committee shall provide assistance to the directors of the Boards in fulfilling their responsibilities to the shareholders, potential shareholders, and investment community related to accounting, reporting practices, and the quality and integrity of the financial reports of the Company. While the Audit Committee will not attempt to correct problems independently, they will function as an informed, vigilant and effective monitor of the Company's reporting process and internal controls. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors, and the management of the Company. In addition, the Audit Committee shall have the authority to engage independent counsel and other advisors, as it determines necessary to carry out these duties, and the Company shall provide appropriate funding, as determined by the Audit Committee, for payment of compensation to such counsel or advisors. The Audit Committee representative shall report regularly to the Bancorp and Banks' Boards of Directors so as to keep the individual Bancorp and Banks' Boards up to date on the activities of the Audit Committee in assisting the Boards' with their oversight responsibilities.

3.       Member Independence and Qualifications:

         All members of the Audit Committee shall satisfy the independence and experience requirements of the Securities and Exchange Commission (SEC) and the Nasdaq National Market (NASDAQ) applicable to audit committee members as in effect from time to time, when and as required by the SEC and NASDAQ. All members of the Audit Committee shall be able to read and understand fundamental financial statements, including a balance sheet, income statement and statement of cash flows and shall not have participated in the preparation of the financial statements of the Bancorp or any current subsidiary of the Bancorp at any time during the prior three years. At least one member of the Audit Committee shall have experience or background sufficient to meet the NASDAQ financial sophistication requirements and would also meet the definition of an audit committee financial expert under the Securities Exchange Act of 1934, as amended.

4.       Member Compensation:

         The members of the committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee (i) accept any consulting, advisory, or other compensatory fee from Company or its affiliates or (ii) be an affiliated person of Company or its subsidiary. Compensation for committee membership will be as set by the North Valley Bancorp Board of Directors.

5.       Responsibilities  Related to  Registered  Public  Accounting  Firms and
         Audit Firms:

         The Audit Committee shall be directly responsible for the appointment, evaluation, termination, compensation, and oversight of the work of any registered public accounting firm ("Independent Auditor"), or any audit firm employed by the Company and each such firm shall report directly to the Audit Committee. The Audit Committee's retention of any Independent Auditor firm shall be subject to the applicable vote of shareholders.

         The Audit Committee shall explicitly approve the engagement of the Independent Auditor for all audit and permissible non-audit related services, including compensation to be paid therefore or the engagement for such services may be entered into pursuant to pre-approval policies and procedures established by the Audit Committee, provided such policies are detailed as to the particular service, the Audit Committee is informed of the particular service, and such polices and procedures do not include delegation of the Audit Committee's responsibilities under the Securities Exchange Act of 1934, as amended, to management, provided that with respect to services other than audit, review or attest services, no pre-approval is required if all of the following conditions are met: (i) the aggregate amount of all such services accounts for no more than 5% of the total revenues paid to the Independent Auditor during the fiscal year in which the services are provided; (ii) such services were not recognized by the Company to be non-audit services at the time of engagement; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee (or one or more members delegated pursuant to the following sentence). The Audit Committee may delegate its authority to grant pre-approvals to one or more members of the Audit Committee, provided that the decisions of any Audit Committee member to whom authority is delegated to grant pre-approvals is presented to the full Audit Committee at its next meeting.

         The Audit Committee shall obtain and review, at least annually, a formal written statement from the Independent Auditor delineating: (1) the internal quality control procedures of the Independent Auditor; (2) material issues raised by the Independent Auditor's most recent quality-control review;
(3) steps taken to deal with the material issues raised in the quality-control review; and (4) all relationships between the Independent Auditor, and Bancorp and/or its affiliates, consistent with the Financial Accounting Standards Board Standard No. 1. The Audit Committee will consider and discuss with the Independent Auditor any disclosed relationships or services that could affect the Independent Auditor's objectivity and independence, and assess and otherwise take appropriate action to oversee the independence of the Independent Auditor.

         The Audit Committee shall ensure the rotation of the lead audit partner and the "concurring or reviewing partner" every five years, and consider the adoption of a policy of rotating the Independent Auditor on a regular basis.

         The Audit Committee shall meet with the Independent Auditor prior to the commencement of an audit to discuss the scope, planning and staffing of the audit.

         The Audit Committee shall consider and, if deemed appropriate, adopt a policy regarding Audit Committee pre-approval of employment by the Company of individuals formerly employed by the Independent Auditor.

         The Audit Committee shall evaluate the cooperation received by the Independent Auditor during their audit examination, including any significant difficulties with the audit or any restrictions on the scope of their activities or access to required records, data and information.

         The Audit Committee shall discuss with the Independent Auditor and management any conflicts or disagreements between management and the Independent Auditor regarding financial reporting, accounting practices or policies and shall be responsible for resolving any conflicts regarding financial reporting.

         The Audit Committee shall confer with the Independent Auditor and with senior management regarding the scope, adequacy and effectiveness of internal auditing and financial reporting controls in effect, and any special steps taken in the event of material control deficiencies.

6.       Oversight of the Integrity of the Financial Statements:

         Upon completion of the audit, the Audit Committee shall review and discuss with the Independent Auditor and management the annual audited financial statements and make related recommendations in connection with Bancorp's 10-K filings.

         The Audit Committee shall review and discuss with the Independent Auditor and management the quarterly financial statements prior to Bancorp's 10-Q filings, and any other matters required to be communicated to the Audit Committee by the Independent Auditor under Statement on Auditing Standards No.
61. The Chairperson or a member of the Audit Committee may represent the entire Audit Committee for purposes of this discussion.

         The Audit Committee shall discuss with management and the Independent Auditor significant issues that arise regarding accounting principles and financial statement presentation, including the adoption of new, or material changes to existing, critical accounting policies or to the application of those policies, the potential effect of alternative accounting polices available under GAAP, the potential impact of regulatory and accounting initiatives and any other significant reporting issues and judgments.

         The Audit  Committee  shall  discuss with the  Independent  Auditor and
management   significant  financial  reporting  issues  and  judgments  made  in connection with the preparation of Bancorp's financial statements.

7. Oversight of Internal Audit Function and Internal Auditor / Risk Management Program and Chief Risk Officer:

         The Audit Committee shall review the appointment, performance, and termination of the Chief Risk Officer and Internal Auditor, who shall meet with the Audit Committee on a regular basis, attend meetings of the Audit Committee, and report regularly on the activities of the Audit and Risk Management function.

         The Audit Committee shall approve the annual Audit and Risk Management Plan to assure the comprehensive coverage of significant risk areas.

         The Audit Committee shall discuss with management, and, as appropriate, the Independent Auditor, the Company's major financial and other risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

         The Audit Committee shall review significant Audit and Risk Review Reports ("Reports") and/or recommendations prepared by Audit and Risk Management and review management's responses to the Reports and/or recommendations.

         The Audit Committee shall discuss material legal matters with the General Counsel of the holding company and subsidiary banks, including matters reflected in the Quarterly Litigation Report.

         The Audit Committee shall review and approve the quarterly allowances for loan and lease losses and reports of Internal Auditors and communicate said reports to Bancorp and Bank Boards of Directors.

         The Audit Committee shall review with the Independent Auditor any management or internal control letter issued or, to the extent practicable, proposed to be issued by the Independent Auditor and management's response, if any, to such letter.

         The Audit Committee shall review the results of management's efforts to monitor compliance with the programs and policies designed to ensure adherence to applicable laws and regulations, as well as to its Code of Ethics, including review and approval of insider and affiliated-party transactions.

         The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission to be included in Bancorp's annual proxy statement.

         The Audit Committee shall review and assess the adequacy of this charter annually and recommend any proposed changes to the Bancorp's Board for approval.

8.       Compliance Oversight Responsibilities:

         Obtain from the Independent Auditor assurance that Section 10a(b) of the Exchange Act has not been implicated.

         The Audit Committee shall have oversight responsibility for the Banks' compliance with the Community Reinvestment Act. The Audit Committee shall review and approve the Banks' performance under this Act and recommend appointment by the appropriate Bank Board of the Community Reinvestment Act Officer.

         In the event that a Suspicious Activity Report ("SAR") must be filed, in accordance with the Bank Secrecy Act and Bank policy, the SAR must be reviewed at the next scheduled meeting of the Audit Committee. In the event that the SAR involves an insider, or is of a significant dollar amount or impact to any of the Banks, a recommendation by the Bank's legal counsel will be presented to the Audit Committee, who will determine whether presentation to the full Board is necessary.

         The Audit Committee shall have the authority to appoint the Bank Secrecy Act Officer and the Bank Security Officer.

9.       Complaints:

         The Audit Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, including the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters. Specifically, employees of the Company will be instructed that they may submit confidential, anonymous concerns regarding questionable accounting or auditing matters to the Chairperson of the Audit Committee without fear of retaliation, as outlined in the Code of Ethics / Code of Business Conduct and Ethics Policy.

10.      Meetings:

         Regular and special meetings of the Audit Committee will be held at the time and place as the Audit Committee deems necessary and appropriate and at least on a quarterly basis.

11.      Minutes:

         The Secretary of the Audit Committee will maintain minutes and other relevant records of the meetings and activities of the Audit Committee. The minutes will be available for review by the Board and any regulatory agency having jurisdiction over the affairs of Bancorp or the Banks. In the event of any meeting in Executive Session or otherwise where the Secretary is not present, the Chair will designate an Acting Secretary of the Audit Committee for the purpose of recording the minutes of actions taken at the meeting or Executive Session thereof.

12.      Voting:

         Every act consented to by a majority of the Audit Committee members present at a meeting (at which quorum is present) will be regarded as an act of the Audit Committee, unless other consent is required pursuant to this Charter, the Articles of Incorporation or By-Laws of Bancorp or Banks or applicable law.

13.      Telephone Conference Meetings:

         Members of the Audit Committee may participate in a meeting through use of conference telephone or similar communication equipment, so long as all members participating in the meetings can hear one another. Participation in a meeting pursuant to this paragraph constitutes presence in person at the meeting.

14.      Amendments:

         This Charter of the Audit Committee may be amended only by a resolution of Bancorp's Board.

                                   APPENDIX B
                                   ----------

                          NOMINATING COMMITTEE CHARTER

PURPOSE

         The purpose of the Nominating Committee is to assist the Board of Directors by (a) establishing criteria for candidates and identifying, evaluating and recommending candidates, including candidates proposed by shareholders, for election to the Board of Directors, and (b) periodically reviewing and making recommendations on the composition of the Board of Directors.

COMMITTEE MEMBERSHIP

         The Nominating Committee shall be comprised of at least three independent directors appointed annually by the independent members of the Board of Directors, who shall appoint one member of the Committee to act as its Chairman. The independent members of the Board of Directors may remove members of the Committee, with or without cause. Director independence shall be determined in accordance with applicable rules of the Securities and Exchange Commission and the NASDAQ Marketplace Rules.

NOMINATION PROCESS

1. The Nominating Committee shall, as it deems appropriate, identify, evaluate and interview individuals who may be qualified to be members of the Board of Directors.

2. Each candidate evaluated by the Nominating Committee shall be required to complete one or more questionnaires and provide such additional information as the Nominating Committee shall deem necessary or appropriate. Such information shall include a personal financial statement and background information concerning the candidate. The Nominating Committee shall have the authority to retain independent advisors (including legal and accounting advisors) to assist the members of the committee in carrying out their responsibilities and duties. The Committee shall have the sole authority to approve the terms of any such engagement, including the payment of fees.

3. Candidates shall be evaluated based on the criteria established by the Nominating Committee which may include (a) satisfactory results of any background investigation, (b) experience and expertise, (c) financial resources, (d) time availability, (e) community involvement, and (f) such other criteria as the Nominating Committee may determine to be relevant. Candidates selected for consideration, as nominees must meet with the Nominating Committee and thereafter with the Board of Directors.

4. Any candidate nominated for election to the Board of Directors must (a) be recommended to the Board of Directors by the unanimous vote of approval of the members of the Nominating Committee and (b) receive a majority of votes in favor of nomination from the independent members of the Board of Directors.

5. Each existing member of the Board of Directors whose term is ending must be evaluated for nomination for re-election by the Nominating Committee. This review will include review of attendance, participation, continuing education, investment in shares, business development and community involvement. In lieu of the information required to be provided by new candidates for election to the Board of Directors described above in paragraph 2, the Nominating Committee may rely upon the information contained in the most recent annual Directors and Officers Questionnaire completed by the existing member of the Board of Directors, subject to such additional updated information as the Nominating Committee may deem appropriate. Such existing member of the Board of Directors must receive a majority of votes in favor of nomination from the independent members of the Board of Directors (excluding such existing member).

MEETINGS

         The Nominating Committee shall meet at least annually and such other times as it may deem appropriate, to evaluate and recommend to the Board of Directors nominees for election at the Annual Meeting of Shareholders prior to distribution of the Corporation's proxy solicitation materials or to fill vacancies in accordance with the Corporation's bylaws.

MINUTES

         The Nominating Committee shall maintain written minutes of each meeting of the committee and such minutes shall be distributed to each member of the committee and shall be distributed to the other members of the Board of Directors.

CONFLICTS

         Any conflicts between the provisions of this Charter and the provisions of the Corporation's bylaws shall be resolved in favor of the bylaw provisions and nothing contained herein shall be construed as an amendment of the Corporation's bylaws.
                                                                              51

                           To All Participants in the
               North Valley Bancorp Employee Stock Ownership Plan
                                  regarding the
             Annual Meeting of Shareholders of North Valley Bancorp
                              on December 20, 2007

         The 2007 annual meeting of the shareholders of North Valley Bancorp will be held at 4:00 p.m., local time, on Thursday, December 20, 2007, at the Administrative Offices of North Valley Bancorp, 300 Park Marina Drive, Redding, California 96001. At the meeting, the shareholders will be asked to vote on the following matters:

         o To elect the following nominees as directors for a term of one year:

                  Michael J. Cushman                     William W. Cox

                  Dante W. Ghidinelli                    Dolores M. Vellutini

                  Roger B. Kohlmeier                     Kevin D. Hartwick

         o To ratify the appointment of Perry-Smith LLP as Independent Auditor for 2007.

         o        To consider  such other  business as may properly  come before
                  the  Annual  Meeting  and  any   adjournment  or  postponement
                  thereof.

         Along with this letter, you are receiving the Notice of Annual Meeting of Shareholders of North Valley Bancorp and the Proxy Statement dated November 26, 2007, being sent to all shareholders of record as of November 9, 2007 (the "Record Date" for the Annual Meeting). All shares of North Valley common stock held under the North Valley Bancorp Employee Stock Ownership Plan ("ESOP") will be voted at the annual meeting by the ESOP trustee, in accordance with the instructions of the ESOP participants as described in this letter.

         Voting Instructions. Because shares of North Valley Bancorp common stock are credited to your ESOP account, you have the right to instruct the trustee, Delaware Charter Guarantee and Trust Company, conducting business as Principal Trust Company (the "Trustee"), how to vote those shares at the annual meeting of shareholders. The Trustee is the owner of record of the shares held for your account in the ESOP. The Trustee is the person entitled to vote your shares, but will vote them in accordance with your instructions.

         Voting Instructions Card. You are also receiving with this letter a voting instructions card, to be completed, signed and sent to the Trustee in order to provide the Trustee with instructions regarding the voting of the shares in your ESOP account. A postage paid return envelope, addressed to the Trustee, is being provided for your convenience. The Trustee will tabulate the votes indicated by your instructions and the instructions of the other ESOP participants and will then vote your shares and the other ESOP shares as described in this letter. YOUR VOTE IS IMPORTANT. YOU SHOULD CAREFULLY REVIEW THE NOTICE OF ANNUAL MEETING AND THE PROXY STATEMENT BEING PROVIDED WITH THIS LETTER BEFORE COMPLETING, SIGNING AND SENDING YOUR VOTING INSTRUCTIONS CARD TO THE TRUSTEE.

         Please note that this request for voting instructions is separate from any proxy request that you may receive with respect to any other holdings of North Valley Bancorp common stock that you may have outside the ESOP.

         If the voting instructions card is properly completed, signed and returned, the Trustee will vote the shares allocated to your ESOP account in accordance with your directions. Please note the following:

     o If your card is signed and returned without a voting instruction, the Trustee will vote your ESOP shares in the same proportion as all the shares held by the ESOP that are allocated to ESOP participant accounts for which voting instructions have been received.

     o If your card is not returned or is returned unsigned, the Trustee will vote your ESOP shares in the same proportion as all the shares held by the ESOP that are allocated to ESOP participant accounts for which voting instructions have been received.

     o The Trustee will vote all shares held by the ESOP which are not allocated to a participant's account in the same proportion as allocated shares for which instructions have been received.

     o If you instruct the Trustee to abstain from voting, the Trustee will abstain from voting your ESOP shares and your shares will not be voted.

     o With respect to fractional shares, the Trustee may pool the results of the voting instructions received from all ESOP participants to whom fractional shares have been allocated and vote such shares accordingly.

     o Participants may revoke their voting instructions by executing and delivering to the Trustee a revised duly executed card no later than December 18, 2007.

         Confidentiality. Your voting instructions card should be returned to the Trustee, as follows: Principal Trust Company, P.O. Box 8963, Wilmington, DE 19899-9737. If you have questions, you may contact the Trustee at telephone
(800) 547-7754. Your voting instructions and other communications with the Trustee will be kept confidential and not disclosed to North Valley Bancorp except as may be required by law.

         ERISA. The actions taken by the Trustee in regard to the voting of the shares of North Valley Bancorp common stock in your ESOP account are governed by the fiduciary duties and requirements of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The Trustee will vote the shares in accordance with your instructions and the procedures summarized in this letter unless, based on the advice of its legal counsel, the Trustee concludes that to do so would be improper or contrary to ERISA or applicable guidance of the United States Department of Labor.

         Deadline to Provide Instructions. The Trustee must have ample time to tabulate instructions and to deliver the aggregate votes on behalf of the ESOP participants on or before the date of the annual meeting of shareholders of North Valley Bancorp. The annual meeting is scheduled to be held on December 20, 2007. Thus, YOUR VOTING INSTRUCTIONS CARD SHOULD BE RECEIVED BY THE TRUSTEE NO LATER THAN DECEMBER 18, 2007.

                                                                           PROXY
                                                                           -----

                              NORTH VALLEY BANCORP

                            ESOP Voting Instructions

 Solicited by the Trustee of the North Valley Bancorp Employee Stock Ownership
      Plan for the Annual Meeting of Shareholders of North Valley Bancorp
                         to be held on December 20, 2007

         The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders of North Valley Bancorp and the accompanying Proxy Statement dated November 26, 2007, and hereby instructs Delaware Charter Guarantee and Trust Company, conducting business as Principal Trust Company ("Principal Trust Company"), as Trustee of the North Valley Bancorp Employee Stock Ownership Plan ("ESOP"), to vote in person or by proxy all of the shares of Common Stock of North Valley Bancorp credited to the ESOP account of the undersigned at the Annual Meeting of Shareholders of North Valley Bancorp to be held on Thursday, December 20, 2007, at the Administrative Offices of North Valley Bancorp, 300 Park Marina Circle, Redding, California 96001, at 4:00 p.m., or at any postponement or adjournment thereof, upon the matters set forth in the Notice of Annual Meeting of Shareholders of North Valley Bancorp and the accompanying Proxy Statement dated November 26, 2007, as indicated on the other side of this card.

         If this card is properly completed, signed and returned to the Trustee no later than December 18, 2007, the shares allocated to your ESOP account will be voted by the Trustee in accordance with your instructions. Your instructions may be amended or revoked at any time, provided that you deliver a later-dated, superseding, properly completed and signed voting instruction card to the Trustee not later than such date. Please note the following:

     o If your card is signed and returned without a voting instruction, the Trustee will vote your ESOP shares in the same proportion as all the shares held by the ESOP that are allocated to ESOP participant accounts for which voting instructions have been received.

     o If your card is not returned or is returned unsigned, the Trustee will vote your ESOP shares in the same proportion as all the shares held by the ESOP that are allocated to ESOP participant accounts for which voting instructions have been received.

     o If you instruct the Trustee to abstain from voting, the Trustee will abstain from voting your ESOP shares and your shares will not be voted.

                 (continued and to be signed on the other side)

1.       To elect as Directors the nominees set forth below:

         [ ]  FOR                [ ]  WITHHOLD
                                      AUTHORITY

         01   Michael J. Cushman
         02   Dante W. Ghidinelli
         03   Kevin D. Hartwick
         04   Roger B. Kohlmeier
         05   William W. Cox
         06   Dolores M. Vellutini

(Instruction: To withhold authority to vote for any nominee, strike a line through the nominee's name on the list above.)

2. To ratify the appointment of Perry-Smith LLP as Independent Auditor for 2007.

         [ ]  FOR                [ ]  AGAINST               [ ] ABSTAIN

3. In their discretion the proxy holders are authorized to vote upon such other business as may properly come before the meeting.

     PLEASE COMPLETE, SIGN AND RETURN THIS CARD TO PRINCIPAL TRUST COMPANY, TRUSTEE, IN THE ENCLOSED POSTAGE-PAID ENVELOPE NO LATER THAN DECEMBER 18, 2007.

                                       Dated:__________________________________

                                       _________________________________________
                                                     Signature

                                       _________________________________________
                                                Name of ESOP Participant

                                   Exhibit 1

              Copy - as this report was filed on November 9, 2007


                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 10-Q

(Mark One)
[x] Quarterly Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
      For the period ended September 30, 2007.

[ ] Transition Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
      For the Quarterly Transition Period From ___________ to ___________

                         Commission file number 0-10652

                              NORTH VALLEY BANCORP
                              --------------------
             (Exact name of registrant as specified in its charter)

                   California                                94-2751350
       ---------------------------------              ------------------------
          (State or other jurisdiction                (IRS Employer ID Number)
       of incorporation or organization)

  300 Park Marina Circle, Redding, CA                           96001
----------------------------------------                     ----------
(Address of principal executive offices)                     (Zip code)

Registrant's telephone number, including area code (530) 226-2900

(Former name, former address and former fiscal year, if changed since last report)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act of 1934 during the preceding 12 months (or for such shorter periods that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [X] No [ ]

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, or a non-accelerated filer. See definitions of "accelerated filer and large accelerated filer" in Rule 12b-2 of the Exchange Act (Check one):

Large accelerated filer [ ]    Accelerated filer [X]   Non-accelerated filer [ ]

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes [ ] No [X]

Indicate the number of shares outstanding of each of the issuer's classes of common stock, as of the latest practicable date.

Common Stock - 7,374,884 shares as of November 7, 2007.

                                      INDEX

                      NORTH VALLEY BANCORP AND SUBSIDIARIES

PART I.   FINANCIAL INFORMATION

Item 1.   Financial Statements (Unaudited)

          Condensed Consolidated Balance Sheets--September 30, 2007 and December 31, 2006               3

          Condensed Consolidated Statements of Income--For the three and nine months ended
          September 30, 2007 and 2006                                                                   4

          Condensed Consolidated Statements of Cash Flows--For the nine months ended
          September 30, 2007 and 2006                                                                   6

          Notes to Condensed Consolidated Financial Statements                                          7

Item 2.   Management's Discussion and Analysis of Financial Condition and Results of Operations        13

Item 3.   Quantitative and Qualitative Disclosures about Market Risk                                   27

Item 4.   Controls and Procedures                                                                      27

PART II.  OTHER INFORMATION

Item 1.   Legal Proceedings                                                                            27

Item 1A.  Risk Factors                                                                                 27

Item 2.   Unregistered Sales of Equity Securities and Use of Proceeds                                  27

Item 3.   Defaults Upon Senior Securities                                                              27

Item 4.   Submission of Matters to a Vote of Security Holders                                          27

Item 5.   Other Information                                                                            27

Item 6.   Exhibits                                                                                     28

SIGNATURES                                                                                             29

PART I. FINANCIAL INFORMATION
Item 1. Financial Statements (Unaudited)

NORTH VALLEY BANCORP AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS (Unaudited)
(In thousands except share data)
--------------------------------------------------------------------------------

                                                                                  September 30,   December 31,
                                                                                      2007            2006
                                                                                  -------------   ------------
ASSETS
Cash and cash equivalents:
   Cash and due from banks                                                        $      28,333   $     30,826
   Federal funds sold                                                                         -         10,670
                                                                                  -------------   ------------
         Total cash and cash equivalents                                                 28,333         41,496

Investment securities available for sale, at fair value                                 108,616        133,571
Investment securities held to maturity, at amortized cost                                    52             82

Loans and leases                                                                        717,436        659,793
   Less: Allowance for loan and lease losses                                             (9,602)        (8,831)
                                                                                  -------------   ------------
   Net loans and leases                                                                 707,834        650,962

Premises and equipment, net                                                              12,933         13,797
Accrued interest receivable                                                               3,820          3,838
Other real estate owned                                                                     902            902
FHLB and FRB stock and other securities                                                   5,635          5,495
Bank-owned life insurance policies                                                       30,256         29,483
Core deposit intangibles, net                                                             1,399          1,886
Goodwill                                                                                 15,187         15,187
Other assets                                                                              9,937          8,974
                                                                                  -------------   ------------

         TOTAL ASSETS                                                             $     924,904   $    905,673
                                                                                  =============   ============

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES:
Deposits:
   Noninterest-bearing                                                            $     170,457   $    194,842
   Interest-bearing                                                                     565,982        555,446
                                                                                  -------------   ------------
      Total deposits                                                                    736,439        750,288

Other borrowed funds                                                                     65,590         37,500
Accrued interest payable and other liabilities                                           10,625         10,433
Subordinated debentures                                                                  31,961         31,961
                                                                                  -------------   ------------
      Total liabilities                                                                 844,615        830,182
                                                                                  -------------   ------------

Commitments and Contingencies (Note H)

STOCKHOLDERS' EQUITY:
Preferred stock, no par value: authorized 5,000,000 shares; none
   outstanding                                                                                -              -
Common stock, no par value: authorized 20,000,000 shares; outstanding
   7,374,464 and 7,300,914 at September 30, 2007 and December 31, 2006                   40,212         39,202
Retained earnings                                                                        42,562         38,626
Accumulated other comprehensive loss, net of tax                                         (2,485)        (2,337)
                                                                                  -------------   ------------
   Total stockholders' equity                                                            80,289         75,491
                                                                                  -------------   ------------
   TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                     $     924,904   $    905,673
                                                                                  =============   ============

The accompanying notes are an integral part of these condensed consolidated financial statements (unaudited).

NORTH VALLEY BANCORP AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME (Unaudited)
(In thousands except per share data)
--------------------------------------------------------------------------------

                                                                        For the three months ended September 30,
                                                                           2007                          2006
                                                                        ----------                    ----------
INTEREST INCOME:
Interest and fees on loans and leases                                   $   13,790                    $   12,899
Interest on investments:
   Taxable interest income                                                   1,045                         1,330
   Nontaxable interest income                                                  236                           257
Interest on Federal funds sold and repurchase agreements                        12                            20
                                                                        ----------                    ----------
      Total interest income                                                 15,083                        14,506
                                                                        ----------                    ----------

INTEREST EXPENSE:
Deposits                                                                     3,760                         2,782
Subordinated debentures                                                        611                           611
Other borrowings                                                               467                           603
                                                                        ----------                    ----------
      Total interest expense                                                 4,838                         3,996
                                                                        ----------                    ----------

NET INTEREST INCOME                                                         10,245                        10,510

PROVISION FOR LOAN AND LEASE LOSSES                                            850                           555
                                                                        ----------                    ----------

NET INTEREST INCOME AFTER PROVISION FOR LOAN AND LEASE LOSSES                9,395                         9,955
                                                                        ----------                    ----------

NONINTEREST INCOME:
Service charges on deposit accounts                                          1,791                         1,723
Other fees and charges                                                         939                           902
Earnings on cash surrender value of life insurance policies                    333                           309
Gain on sale of loans                                                           34                           171
Other                                                                          253                           493
                                                                        ----------                    ----------
      Total noninterest income                                               3,350                         3,598
                                                                        ----------                    ----------

NONINTEREST EXPENSES:
Salaries and employee benefits                                               5,306                         5,407
Occupancy expense                                                              773                           772
Furniture and equipment expense                                                499                           533
Other                                                                        2,903                         3,147
                                                                        ----------                    ----------
      Total noninterest expenses                                             9,481                         9,859
                                                                        ----------                    ----------

INCOME BEFORE PROVISION FOR INCOME TAXES                                     3,264                         3,694

PROVISION FOR INCOME TAXES                                                   1,044                           775
                                                                        ----------                    ----------

NET INCOME                                                              $    2,220                    $    2,919
                                                                        ==========                    ==========

Per Share Amounts
Basic Earnings Per Share                                                $     0.30                    $     0.40
                                                                        ==========                    ==========
Diluted Earnings Per Share                                              $     0.29                    $     0.39
                                                                        ==========                    ==========
Cash Dividends Per Common Share                                         $     0.10                    $     0.10
                                                                        ==========                    ==========

The accompanying notes are an integral part of these condensed consolidated financial statements (unaudited).

NORTH VALLEY BANCORP AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME (Unaudited)
(In thousands except per share data)
--------------------------------------------------------------------------------

                                                                        For the nine months ended September 30,
                                                                           2007                          2006
                                                                        ----------                    ----------
INTEREST INCOME:
Interest and fees on loans and leases                                   $   39,622                    $   36,862
Interest on investments:
   Taxable interest income                                                   3,437                         4,285
   Nontaxable interest income                                                  729                           800
Interest on Federal funds sold and repurchase agreements                       391                           196
                                                                        ----------                    ----------
      Total interest income                                                 44,179                        42,143
                                                                        ----------                    ----------

INTEREST EXPENSE:
Deposits                                                                    10,624                         6,913
Subordinated debentures                                                      1,829                         1,843
Other borrowings                                                             1,052                         1,789
                                                                        ----------                    ----------
      Total interest expense                                                13,505                        10,545
                                                                        ----------                    ----------

NET INTEREST INCOME                                                         30,674                        31,598

PROVISION FOR LOAN AND LEASE LOSSES                                            850                           925
                                                                        ----------                    ----------

NET INTEREST INCOME AFTER PROVISION FOR LOAN AND LEASE LOSSES               29,824                        30,673
                                                                        ----------                    ----------

NONINTEREST INCOME:
Service charges on deposit accounts                                          5,122                         4,806
Other fees and charges                                                       2,797                         2,334
Earnings on cash surrender value of life insurance policies                    942                           889
Gain on sale of loans                                                          131                           336
Loss on sale or calls on securities                                            (36)                           (3)
Other                                                                          698                         1,049
                                                                        ----------                    ----------
      Total noninterest income                                               9,654                         9,411
                                                                        ----------                    ----------

NONINTEREST EXPENSES:
Salaries and employee benefits                                              16,340                        16,458
Occupancy expense                                                            2,296                         2,255
Furniture and equipment expense                                              1,552                         1,610
Other                                                                       10,255                         9,432
                                                                        ----------                    ----------
      Total noninterest expenses                                            30,443                        29,755
                                                                        ----------                    ----------

INCOME BEFORE PROVISION FOR INCOME TAXES                                     9,035                        10,329

PROVISION FOR INCOME TAXES                                                   2,891                         2,987
                                                                        ----------                    ----------

NET INCOME                                                              $    6,144                    $    7,342
                                                                        ==========                    ==========

Per Share Amounts
Basic Earnings Per Share                                                $     0.84                    $     0.99
                                                                        ==========                    ==========
Diluted Earnings Per Share                                              $     0.80                    $     0.95
                                                                        ==========                    ==========
Cash Dividends Per Common Share                                         $     0.30                    $     0.30
                                                                        ==========                    ==========

The accompanying notes are an integral part of these condensed consolidated financial statements (unaudited).

NORTH VALLEY BANCORP AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)
(in thousands)
--------------------------------------------------------------------------------

                                                                        For the nine months ended September 30,
                                                                           2007                          2006
                                                                        ----------                    ----------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income                                                              $    6,144                    $    7,342
Adjustments to reconcile net income to net cash provided by
   operating activities:
   Depreciation and amortization                                             1,668                         1,753
   Amortization of premium on securities                                        63                            72
   Amortization of core deposit intangible                                     487                           488
   Provision for loan and lease losses                                         850                           925
   Loss on sale or calls on securities                                          36                             3
   Gain on sale of loans                                                      (131)                         (336)
   Gain on sale of premises and equipment                                       (3)                         (217)
   FHLB stock dividends                                                       (146)                         (169)
   Stock-based compensation expense                                            270                           227
   Excess tax benefit from exercise of stock options                           (92)                         (175)
Effect of changes in:
   Accrued interest receivable                                                  18                          (165)
   Other assets                                                             (1,628)                         (391)
   Accrued interest payable and other liabilities                              284                          (505)
                                                                        ----------                    ----------
      Net cash provided by operating activities                              7,820                         8,852
                                                                        ----------                    ----------

CASH FLOWS FROM INVESTING ACTIVITIES:
   Proceeds from sales of available for sale securities                          -                            62
   Proceeds from maturities/calls of available for sale securities          24,635                        26,406
   Net change in FHLB and FRB stock and other securities                         -                           338
   Net increase in loans and leases                                        (57,590)                      (41,236)
   Proceeds from sales of premises and equipment                                 3                           329
   Purchases of premises and equipment                                        (804)                       (1,000)
                                                                        ----------                    ----------
      Net cash used in investing activities                                (33,756)                      (15,101)
                                                                        ----------                    ----------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Net (decrease) increase in deposits                                     (13,849)                       14,205
   Net increase (decrease) in other borrowed funds                          28,090                       (18,400)
   Cash dividends paid                                                      (2,208)                       (2,204)
   Repurchase of common stock                                                    -                        (5,270)
   Exercise of stock options, including tax benefit                            740                           519
                                                                        ----------                    ----------
      Net cash provided by (used in) financing activities                   12,773                       (11,150)
                                                                        ----------                    ----------

NET DECREASE IN CASH AND CASH EQUIVALENTS                                  (13,163)                      (17,399)
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR                                41,496                        56,094
                                                                        ----------                    ----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                $   28,333                    $   38,695
                                                                        ==========                    ==========

Supplemental Disclosures of Cash Flow Information
Cash Paid During the Year for:
   Interest                                                             $   14,180                    $   10,922
   Income taxes                                                         $    2,865                    $    4,075

The accompanying notes are an integral part of these condensed consolidated financial statements (unaudited).

                      NORTH VALLEY BANCORP AND SUBSIDIARIES
        NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

NOTE A - BASIS OF PRESENTATION

      The accompanying unaudited condensed consolidated financial statements of North Valley Bancorp and subsidiaries (the "Company") have been prepared in accordance with the instructions to Form 10-Q and Article 10 of Regulation S-X of the Securities and Exchange Commission. Accordingly, certain information and notes required by accounting principles generally accepted in the United States of America for annual financial statements are not included herein. Management believes that the disclosures are adequate to make the information not misleading. In the opinion of management, all adjustments (consisting solely of normal recurring adjustments) considered necessary for a fair presentation of the results for the interim periods presented have been included. For further information, refer to the consolidated financial statements and notes thereto included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2006. Operating results for the three and nine months ended September 30, 2007 are not necessarily indicative of the results that may be expected for any subsequent period or for the year ended December 31, 2007.

      The condensed consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries North Valley Bank ("NVB"), North Valley Trading Company, which is inactive and North Valley Bank Scholarship Fund, Inc., which is also inactive. Significant intercompany items and transactions have been eliminated in consolidation. North Valley Capital Trust I, North Valley Capital Trust II, North Valley Capital Trust III and North Valley Capital Statutory Trust IV are unconsolidated subsidiaries formed solely for the purpose of issuing trust preferred securities.

      The preparation of condensed consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

      Management has determined that since all of the banking products and services offered by the Company are available in each branch of NVB, all branches are located within the same economic environment and management does not allocate resources based on the performance of different lending or transaction activities, it is appropriate to aggregate NVB branches and report them as a single operating segment. No single customer accounts for more than 10 percent of revenues for the Company or NVB.

NOTE B - ANNOUNCED PLAN OF MERGER

      As reported on the Company's Current Report on Form 8-K, filed with the Commission on April 11, 2007 (the "April Current Report"), the Company has entered into an Agreement and Plan of Merger dated April 10, 2007 (the "Merger Agreement") pursuant to which the Company would merge with and into Sterling Financial Corporation, a Washington corporation ("Sterling"), with Sterling being the surviving corporation. A copy of the Merger Agreement (together with certain other information regarding the proposed merger) is provided in the April Current Report. Consummation of the merger requires approval of the Company's shareholders, and is subject to certain other conditions specified in the Merger Agreement, including the receipt of all necessary regulatory approvals and the satisfaction of other closing conditions that are customary for such transactions.

      A special meeting of the Company shareholders was held on July 31, 2007, and the principal terms of the Merger Agreement, including the proposed merger of the Company with and into Sterling, were approved by majority vote of the outstanding shares of the common stock of the Company.

      On October 26, 2007, Sterling filed a Current Report on Form 8-K announcing that it appears unlikely that the pending merger will be completed during the fourth quarter of 2007. Sterling has revised its expectation for regulatory approval based upon recent conversations with the Federal Deposit Insurance Corporation (the "FDIC"). Sterling has been asked by the FDIC to strengthen its internal regulatory compliance program to ensure that Sterling's infrastructure is keeping pace with its growth rate. The FDIC also informed Sterling that, at this time, it cannot advise Sterling when or if the pending application to merge Sterling Savings Bank with North Valley Bank will be approved. See "Announced Plan of Merger" in Item 2, on pages 15-16.

NOTE C - INVESTMENT SECURITIES

      At September 30, 2007 and December 31, 2006, the amortized cost of securities and their approximate fair value were as follows (in thousands):

                                                           Gross        Gross
                                             Amortized   Unrealized   Unrealized    Estimated
                                                Cost       Gains        Losses     Fair Value
                                             ---------   ----------   ----------   ----------
Available for sale securities:

September 30, 2007
   Obligations of U.S. government agencies   $   3,999   $        -   $      (15)       3,984
   Obligations of state and political
     subdivisions                               20,683          466          (27)      21,122
   Mortgage-backed securities                   73,242           13       (2,173)      71,082
   Corporate debt securities                     6,001            -         (439)       5,562
   Equity securities                             8,000            -       (1,134)       6,866
                                             ---------   ----------   ----------   ----------
                                             $ 111,925   $      479   $   (3,788)  $  108,616
                                             =========   ==========   ==========   ==========

December 31, 2006
   Obligations of U.S. government agencies   $   7,605   $        -   $     (105)       7,500
   Obligations of state and political
     subdivisions                               21,957          643          (40)      22,560
   Mortgage-backed securities                   86,028           20       (2,824)      83,224
   Corporate debt securities                     5,998            7          (17)       5,988
   Equity securities                            15,040           26         (767)      14,299
                                             ---------   ----------   ----------   ----------
                                             $ 136,628   $      696   $   (3,753)  $  133,571
                                             =========   ==========   ==========   ==========

                                                           Gross        Gross
                                             Amortized   Unrealized   Unrealized    Estimated
                                                Cost       Gains        Losses     Fair Value
                                             ---------   ----------   ----------   ----------
Held to maturity securities:

September 30, 2007
   Mortgage-backed securities                $      52                $       (1)  $       51
                                             =========   ==========   ==========   ==========
December 31, 2006
   Mortgage-backed securities                $      82    $       -   $       (1)  $       81
                                             =========   ==========   ==========   ==========

      For the nine months ended September 30, 2007 and 2006, there were $17,000 and $16,000, respectively, in gross realized gains on sales or calls of available for sale securities. For the nine months ended September 30, 2007 and 2006, there were $53,000 and $19,000, respectively, in gross realized losses on sales or calls of available for sale securities. There were no sales or transfers of held to maturity securities for the three and nine months ended September 30, 2007 and 2006.

      At September 30, 2007 and December 31, 2006, securities having fair value amounts of approximately $67,555,000 and $81,258,000 were pledged to secure public deposits, short-term borrowings, treasury, tax and loan balances and for other purposes required by law or contract.

      Investment securities are evaluated for other-than-temporary impairment on at least a quarterly basis and more frequently when economic or market conditions warrant such an evaluation to determine whether a decline in their value below amortized cost is other-than-temporary. Management utilizes criteria such as the magnitude and duration of the decline and the intent and ability of the Company to retain its investment in the issues for a period of time sufficient to allow for an anticipated recovery in fair value, in addition to the reasons underlying the decline, to determine whether the loss in value is other-than-temporary. The term "other-than-temporary" is not intended to indicate that the decline is permanent, but indicates that the prospects for a near-term recovery of value is not necessarily favorable, or that there is a lack of evidence to support a realizable value equal to or greater than the carrying value of the investment. Once a decline in value is determined to be other-than-temporary, the value of the security is reduced and a corresponding charge to earnings is recognized.

      At September 30, 2007, the Company held $89,478,000 of available for sale investment securities in an unrealized loss position of which $5,965,000 were in an unrealized loss position for less than twelve months and $83,513,000 were in an unrealized loss position and had been in an unrealized loss position for twelve months or more. Management periodically evaluates each investment security for other-than-temporary impairment, relying primarily on industry analyst reports, observation of market conditions and interest rate fluctuations. Management has the ability and intent to hold securities with established maturity dates until recovery of fair value, which may be at maturity, and believes it will be able to collect all amounts due according to the contractual terms for all of the underlying investment securities; therefore, management does not consider these investments to be other-than-temporarily impaired.

      Included in the above securities at September 30, 2007 are 100,000 shares of FNMA, Series M perpetual preferred stock. The coupon rate is fixed at 4.75% with a taxable-equivalent yield of 6.31%. The securities are owned at par, or $50.00 per share, for a total investment of $5,000,000 and an unrealized loss of $1,035,000 at September 30, 2007 as compared to $724,000 at December 31, 2006. The securities are callable at par on June 10, 2008. The market value per share as of September 30, 2007 was $39.65 compared to $42.76 per share at December 31, 2006. At September 30, 2007, these securities had been in a loss position for approximately 51 months.

      Management carefully evaluated the FNMA preferred stock to determine whether the decline in fair value below book value of these securities is other-than-temporary. Among other items, management reviewed relevant accounting literature which included Statement of Financial Accounting Standards ("SFAS") No. 115, Statement of Auditing Standard ("SAS") 92, and Staff Accounting Bulletin ("SAB") No. 59. In conducting this assessment, management evaluated a number of factors including, but not limited to:

      o     How far fair value has declined below book value

      o     How long the decline in fair value has existed

      o     The financial condition of the issuer

      o     Rating agency changes on the issuer

      o Management's intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in fair value

      Based on this evaluation, management concluded that these securities were not deemed to be other-than-temporarily impaired. Management's assessment weighed heavily on its intent and ability to hold the securities to recovery, normal market fluctuations during this holding period, FNMA's response to its weaker financial condition, and analysis of FNMA by rating agencies and investment bankers.

NOTE D - STOCK-BASED COMPENSATION

Stock Option Plans

      At September 30, 2007, the Company had three shareholder approved stock-based compensation plans: the North Valley Bancorp 1989 Director Stock Option Plan, the 1998 Employee Stock Incentive Plan and the 1999 Director Stock Option Plan. The Plans do not provide for the settlement of awards in cash and new shares are issued upon exercise of the options. The shares available for grant may be granted to anyone eligible to participate in the plans. All options granted under the Employee plan had an exercise price equal to the market value of the underlying common stock on the date granted and the exercise price must be paid in full at the time the option is exercised. The options under the plans expire on dates determined by the Board of Directors, but not later than ten years from the date of grant. The vesting period is generally four years; however the vesting period can be modified at the discretion of the Company's Board of Directors. Outstanding options under the plans are exercisable until their expiration. Total options of 2,554,281 were authorized under all plans at September 30, 2007. Under the terms of the Merger Agreement described in Note B above, all outstanding options will become fully vested and exercisable upon consummation of the proposed merger.

Stock Option Compensation

      There were no options grants in the three month period ended September 30, 2007. For the three month period ended September 30, 2006, 13,000 options were granted at a weighted average grant date fair value of $2.96. For the three month periods ended September 30, 2007 and 2006, the compensation expense recognized for stock option compensation was $43,000 and $41,000, respectively. Director stock grant expense for the three month periods ended September 30, 2007 and 2006 was $(23,000) and $28,000, respectively. The recognized tax benefit for stock option compensation expense was $6,000 for the three month period ended September 30, 2007. No tax benefit was recognized for stock option compensation expense for the three month period ended September 30, 2006. At September 30, 2007, the total unrecognized compensation expense related to stock-based awards granted to employees under the Company's stock option plans was $424,000. This expense will be amortized on a straight-line basis over a weighted average period of approximately 1.5 years and will be adjusted for subsequent changes in estimated forfeitures.

Stock Option Activity

      Under the Company's stock option plans as of September 30, 2007, 1,158,149 shares of the Company's common stock are available for future grants to directors and employees of the Company. Under the Director Plan, options may not be granted at a price less than 85% of fair market value at the date of the grant. Under the Employee Plan, options may not be granted at a price less than the fair market value at the date of the grant. Under both plans, options may be exercised over a ten year term and vest ratably over four years from the date of the grant. A summary of outstanding stock options follows:

                                                                           Weighted
                                                               Weighted     Average
                                                                Average    Remaining       Exercise        Aggregate
                                                               Exercise   Contractual        Price         Intrinsic
                                                      Shares     Price       Term            Range        Value ($000)
                                                    -------------------------------------------------------------------
Outstanding at January 1, 2007                       778,712   $   9.77    3.8 years     $5.36 - 19.86

Granted                                               63,613      20.41        N/A      $20.03 - 24.75

Exercised                                            (70,550)      8.83        N/A       $5.36 - 20.62

Expired or Forfeited                                  (9,231)     19.50        N/A      $17.09 - 20.62

                                                    -------------------------------------------------------------------
Outstanding at September 30, 2007                    762,544   $  10.63    3.8 years     $5.36 - 24.75   $       9,283
                                                    -------------------------------------------------------------------

Fully vested and exercisable at September 30, 2007   658,181   $   9.33    3.0 years     $5.36 - 24.75   $       8,866
                                                    ===================================================================

Options expected to vest                             104,363   $  18.85    8.6 years    $15.72 - 24.75   $         417
                                                    ===================================================================

      The aggregate intrinsic value of outstanding, fully vested and exercisable and expected to vest options are calculated as the difference between the exercise price of the underlying awards and the quoted price of the Company's common stock as of September 30, 2007. The intrinsic value of exercised options is calculated as the difference between exercise price of the underlying awards and the quoted price of the Company's common stock at the date of exercise. The intrinsic value of options exercised during the three months ended September 30, 2007 and 2006 totaled $93,000 and $177,000, respectively.

NOTE E - COMPREHENSIVE INCOME

      Comprehensive income includes net income and other comprehensive income or loss. The Company's only sources of other comprehensive income (loss) are unrealized gains and losses on available for sale investment securities and adjustments to the minimum pension liability. Reclassification adjustments resulting from gains or losses on investment securities that were realized and included in net income of the current period that also had been included in other comprehensive income (loss) as unrealized holding gains or losses in the period in which they arose are excluded from comprehensive income in the current period. The Company's total comprehensive income was as follows:

(in thousands)                                       Three months ended September 30,   Nine months ended September 30,
                                                          2007              2006            2007               2006
                                                     -------------       ------------   -------------      ------------
Net income                                           $       2,220       $      2,919   $       6,144      $      7,342
Other comprehensive income (loss), net of tax:
   Holding gain (loss) arising during period                   292              1,885            (127)              451
   Reclassification adjustment                                   -                  9             (21)               (2)
                                                     -------------       ------------   -------------      ------------

Total comprehensive income                           $       2,512       $      4,813   $       5,996      $      7,791
                                                     =============       ============   =============      ============

NOTE F - EARNINGS PER SHARE

      Basic earnings per share are computed by dividing net income by the weighted average common shares outstanding for the period. Diluted earnings per share reflect the potential dilution that could occur if options or other contracts to issue common stock were exercised and converted into common stock.

      There was no difference in the numerator, net income, used in the calculation of basic earnings per share and diluted earnings per share. The denominator used in the calculation of basic earnings per share and diluted earnings per share for the three and nine month periods ended September 30, 2007 and 2006 is reconciled as follows (in thousands, except per share amounts):

                                                              Three months ended September 30,   Nine months ended September 30,
                                                                2007                    2006         2007                2006
                                                              ---------              ---------   -----------          -----------
Calculation of basic earnings per share:
   Numerator - net income                                     $   2,220              $   2,919   $     6,144          $    7,342
   Denominator - weighted average common shares outstanding       7,366                  7,277         7,355               7,411
                                                              ---------              ---------   -----------          ----------

         Basic earnings per share                             $    0.30              $    0.40   $      0.84          $     0.99
                                                              =========              =========   ===========          ==========

Calculation of diluted earnings per share:
   Numerator - net income                                     $   2,220              $   2,919   $     6,144          $    7,342
   Denominator:
      Weighted average common shares outstanding                  7,366                  7,277         7,355               7,411
      Dilutive effect of outstanding options                        271                    253           293                 280
                                                              ---------              ---------   -----------          ----------
         Weighted average common shares outstanding and
            common stock equivalents                              7,637                  7,530         7,648               7,691
                                                              ---------              ---------   -----------          ----------

         Diluted earnings per share                           $    0.29              $    0.39   $      0.80          $     0.95
                                                              =========              =========   ===========          ==========

NOTE G - PENSION PLAN BENEFITS

      The Company has a supplemental retirement plan for key executives and a supplemental retirement plan for certain retired key executives and directors. These plans are nonqualified defined benefit plans and are unsecured. Total contributions paid for the three months ended September 30, 2007 and 2006 are $62,000 and $141,000, respectively. Components of net periodic benefit cost for the Company's supplemental nonqualified defined benefit plans for the three and nine months ended September 30, 2007 and 2006 are presented in the following table (in thousands):

                                                              Three months ended September 30,   Nine months ended September 30,
                                                                 2007                   2006        2007                 2006
                                                              ---------              ---------   -----------          -----------
Components of net periodic benefits cost:
   Service cost                                               $     118              $     123   $       351          $      367
   Interest cost                                                     63                     67           189                 201
   Amortization of net obligation at transition                       -                      -             -                   -
   Prior service amortization                                         7                      8            23                  24
   Recognized net actuarial loss                                      8                     14            24                  44
                                                              ---------              ---------   -----------          ----------
Total components of net periodic cost                         $     196              $     212   $       587          $      636
                                                              =========              =========   ===========          ==========

NOTE H - COMMITMENTS AND CONTINGENCIES

      The Company is involved in legal actions arising from normal business activities. Management, based upon the advice of legal counsel, believes that the ultimate resolution of all pending legal actions will not have a material effect on the Company's financial position or results of its operations or its cash flows.

      The Company was contingently liable under standby letters of credit issued on behalf of its customers in the amount of $9,992,000 and $13,067,000 at September 30, 2007 and December 31, 2006. At September 30, 2007, commercial and consumer lines of credit and real estate loans of approximately $76,953,000 and $144,177,000 were undisbursed. At December 31, 2006, commercial and consumer lines of credit and real estate loans of approximately $88,061,000 and $145,034,000 were undisbursed.

      Loan commitments are typically contingent upon the borrower meeting certain financial and other covenants and such commitments typically have fixed expiration dates and require payment of a fee. As many of these commitments are expected to expire without being drawn upon, the total commitments do not necessarily represent future cash requirements. The Company evaluates each potential borrower and the necessary collateral on an individual basis. Collateral varies, but may include real property, bank deposits, debt securities, equity securities or business or personal assets.

      Standby letters of credit are conditional commitments written by the Company to guarantee the performance of a customer to a third party. These guarantees are issued primarily relating to inventory purchases by the Company's commercial customers and such guarantees are typically short term. Credit risk is similar to that involved in extending loan commitments to customers and the Company, accordingly, uses evaluation and collateral requirements similar to those for loan commitments. Virtually all of such commitments are collateralized. The fair value of the liability related to these standby letters of credit, which represents the fees received for issuing the guarantees, was not significant at September 30, 2007 and December 31, 2006. The Company recognizes these fees as revenues over the term of the commitment or when the commitment is used.

      Loan commitments and standby letters of credit involve, to varying degrees, elements of credit and market risk in excess of the amounts recognized in the balance sheet and do not necessarily represent the actual amount subject to credit loss. However, at September 30, 2007, no losses are anticipated as a result of these commitments.

      In management's opinion, a concentration exists in real estate-related loans which represent approximately 77% at September 30, 2007 and 78% at December 31, 2006 of the Company's loan portfolio. Although management believes such concentrations to have no more than the normal risk of collectibility, a substantial decline in the economy in general, or a decline in real estate values in the Company's primary market areas in particular, could have an adverse impact on collectibility of these loans. However, personal and business income represents the primary source of repayment for a majority of these loans.

NOTE I - INCOME TAXES

      In June 2006, the Financial Accounting Standards Board (FASB) issued Financial Accounting Standards Interpretation No. 48 (FIN 48), Accounting for Uncertainty in Income Taxes--an Interpretation of FASB Statement No. 109. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN 48 also prescribes a recognition threshold and measurement standard for the financial statement recognition and measurement of an income tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosures and transitions. The Company has adopted FIN 48 as of January 1, 2007.

      The Company previously recognized income tax positions based on management's estimate of whether it is reasonably possible that a liability has been incurred for unrecognized income tax benefits by applying FASB Statement No. 5, Accounting for Contingencies.

      The provisions of FIN 48 have been applied to all tax positions of the Company as of January 1, 2007. There was no cumulative effect of applying the provisions of FIN 48 and there was no significant effect on the Company's provision for income taxes for the three and nine months ended September 30, 2007. The Company recognizes interest accrued related to unrecognized tax benefits and accruals for penalties in income tax expense.

NOTE J - NEW ACCOUNTING PRONOUNCEMENTS

Fair Value Option for Financial Assets and Financial Liabilities

      In February 2007, the FASB issued Statement No. 159 (SFAS 159), The Fair Value Option for Financial Assets and Financial Liabilities - Including an Amendment of FASB Statement No. 115. This standard permits an entity to choose to measure many financial instruments and certain other items at fair value at specified election dates. The entity will report unrealized gains and losses on items for which the fair value option has been elected in earnings at each subsequent reporting date. The fair value option: (a) may be applied instrument by instrument, with a few exceptions, such as investments otherwise accounted for by the equity method; (b) is irrevocable (unless a new election date occurs); and (c) is applied only to entire instruments and not to portions of instruments. The provisions of SFAS 159 are effective as of the beginning of an entity's first fiscal year that begins after November 15, 2007. Management did not elect to early adopt SFAS 159 and has not yet completed its evaluation of the impact that SFAS 159 will have.

Accounting for Deferred Compensation and Postretirement Benefit Aspects of Collateral Assignment Split-Dollar Life Insurance Arrangements

      In March 2007, the Emerging Issues Task Force (EITF) reached a final consensus on Issue No. 06-10 (EITF 06-10), Accounting for Collateral Assignment Split-Dollar Life Insurance Arrangements. EITF 06-10 requires employers to recognize a liability for the post-retirement benefit related to collateral assignment split-dollar life insurance arrangements in accordance with SFAS No. 106 or APB Opinion No. 12. EITF 06-10 also requires employers to recognize and measure an asset based on the nature and substance of the collateral assignment split-dollar life insurance arrangement. The provisions of EITF 06-10 are effective for the Company on January 1, 2008, with earlier application permitted, and are to be applied as a change in accounting principle either through a cumulative-effect adjustment to retained earnings or other components of equity or net assets in the statement of financial position as of the beginning of the year of adoption; or as a change in accounting principle through retrospective application to all prior periods. The Company does not expect adoption of EITF 06-10 to have a significant impact on its consolidated financial statements, results of operations or liquidity.

ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS.

      Certain statements in this Form 10-Q (excluding statements of fact or historical financial information) involve forward-looking information within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the "safe harbor" created by those sections. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Such risks and uncertainties include, but are not limited to, the following factors: competitive pressure in banking industry increases significantly; changes in the interest rate environment reduce margins; general economic conditions, either nationally or regionally, are less favorable than expected, resulting in, among other things, a deterioration in credit quality and an increase in the provision for possible loan losses; changes in the regulatory environment; changes in business conditions, particularly in the Northern California region; volatility of rate sensitive deposits; operational risks including data processing system failures or fraud; asset/liability matching risks and liquidity risks; the California power crises; the U.S. "war on terrorism" and military action by the U.S. in the Middle East, and changes in the securities markets.

Critical Accounting Policies

General

      North Valley Bancorp's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America
(GAAP). The financial information contained within our financial statements is, to a significant extent, financial information that is based on measures of the financial effects of transactions and events that have already occurred. A variety of factors could affect the ultimate value that is obtained either when earning income, recognizing an expense, recovering an asset or relieving a liability. We use historical loss factors as one factor in determining the inherent loss that may be present in our loan and lease portfolio. Actual losses could differ significantly from the historical factors that we use. Another estimate that we use is related to the expected useful lives of our depreciable assets. In addition, GAAP itself may change from one previously acceptable method to another method. Although the economics of our transactions would be the same, the timing of events that would impact our transactions could change.

Allowance for Loan and Lease Losses

      The allowance for loan and lease losses is based on the probable estimated losses in our loan and lease portfolio. The allowance is based on two basic principles of accounting: (1) Statement of Financial Accounting Standards (SFAS) No. 5 "Accounting for Contingencies," which requires that losses be accrued when they are probable of occurring and estimable; and (2) SFAS No. 114, "Accounting by Creditors for Impairment of a Loan," which requires that losses be accrued on impaired loans (as defined) based on the differences between the value of collateral, present value of future cash flows or values that are observable in the secondary market and the loan balance.

      The allowance for loan and lease losses is established through a provision for loan and lease losses based on management's evaluation of the risks inherent in the loan and lease portfolio. In determining levels of risk, management considers a variety of factors, including, but not limited to, asset classifications, economic trends, industry experience and trends, geographic concentrations, estimated collateral values, historical loan and lease loss experience, and the Company's underwriting policies. The allowance for loan and lease losses is maintained at an amount management considers adequate to cover losses in loans and leases receivable which are considered probable and estimable. While management uses the best information available to make these estimates, future adjustments to allowances may be necessary due to economic, operating, regulatory, and other conditions that may be beyond the Company's control. In addition, various regulatory agencies, as an integral part of their examination process, periodically review the Company's allowance for loan and lease losses. Such agencies may require the Company to recognize additions to the allowance based on judgments different from those of management.

Share Based Compensation

      On January 1, 2006, the Company adopted Statement of Financial Accounting Standards No. 123 (revised 2004), Share-Based Payment (SFAS 123R). Under SFAS No.123R, compensation expense is recognized for options granted prior to the adoption date in an amount equal to the fair value of the unvested amounts over their remaining vesting period, based on the grant date fair value estimated in accordance with SFAS No. 123, "Accounting for Stock Based Compensation" and compensation expense for all share based payments granted after adoption based on the grant date fair values estimated in accordance with SFAS No. 123R. The estimates of the grant date fair values are based on an option pricing model that uses assumptions based on the expected option life, the level of estimated forfeitures, expected stock volatility and the risk-free interest rate. The calculation of the fair value of share based payments is by nature inexact, and represents management's best estimate of the grant date fair value of the share based payments.

Goodwill

      Business combinations involving the Company's acquisition of the equity interests or net assets of another enterprise may give rise to goodwill. Goodwill represents the excess of the cost of an acquired entity over the net of the amounts assigned to assets acquired and liabilities assumed in transactions accounted for under the purchase method of accounting. Goodwill of $15,187,000 was recorded in the Company's acquisition of Yolo Community Bank. The value of goodwill is ultimately derived from the Company's ability to generate net earnings. A decline in net earnings could be indicative of a decline in the fair value of goodwill and result in impairment. For that reason, goodwill will be assessed for impairment at a reporting unit level at least annually. Management will conduct its annual assessment of impairment during the fourth quarter of 2007.

Impairment of Investment Securities

      Investment securities are evaluated for other-than-temporary impairment on at least a quarterly basis and more frequently when economic or market conditions warrant such an evaluation to determine whether a decline in their value below amortized cost is other-than-temporary. Management utilizes criteria such as the magnitude and duration of the decline, the financial condition of the issuer, rating agency changes related to the issuer's securities and the intent and ability of the Bank to retain its investment in the issues for a period of time sufficient to allow for an anticipated recovery in fair value, in addition to the reasons underlying the decline, to determine whether the loss in value is other-than-temporary. The term "other-than-temporary" is not intended to indicate that the decline is permanent, but indicates that the prospects for a near-term recovery of value is not necessarily favorable, or that there is a lack of evidence to support a realizable value equal to or greater than the carrying value of the investment. Once a decline in value is determined to be other-than-temporary, the value of the security is reduced and a corresponding charge to earnings is recognized. See Note C to Unaudited Condensed Consolidated Financial Statements in Item 1 - Financial Statements.

Announced Plan of Merger

      As reported on the Company's Current Report on Form 8-K, filed with the Commission on April 11, 2007 (the "April Current Report"), the Company has entered into an Agreement and Plan of Merger dated April 10, 2007 (the "Merger Agreement") pursuant to which the Company would merge with and into Sterling Financial Corporation, a Washington corporation ("Sterling"), with Sterling being the surviving corporation. A copy of the Merger Agreement (together with certain other information regarding the proposed merger) is provided in the April Current Report. Consummation of the merger requires approval of the Company's shareholders, and is subject to certain other conditions specified in the Merger Agreement, including the receipt of all necessary regulatory approvals and the satisfaction of other closing conditions that are customary for such transactions.

      A special meeting of the Company shareholders was held on July 31, 2007, and the principal terms of the Merger Agreement, including the proposed merger of the Company with and into Sterling, were approved by majority vote of the outstanding shares of the common stock of the Company.

      Even though the Company shareholders have approved the principal terms of the Merger Agreement, the Company and Sterling can agree at any time, by mutual consent, not to complete the proposed merger. Also, either the Company or Sterling can decide, without the consent of the other, not to complete the merger in a number of situations as described in the Merger Agreement. For example, the Board of Directors of the Company can decide, at its discretion, to terminate the Merger Agreement (without Sterling's consent) if the average closing price of Sterling's common stock during the 20-day period just prior to the closing date of the proposed merger is less than $28.23 per share and the Sterling common stock price has also declined from a price of $33.21 per share by 15 percent or more relative to a weighted average index of a certain group of financial institution holding companies (the "Index Group"). A copy of Exhibit F to the Merger Agreement, listing the financial institution holding companies currently comprising the Index Group, was filed with the Company's Form 10-Q Quarterly Report for the period ended June 30, 2007 as Exhibit 99.140 and is incorporated here by this reference. In the example given above, Sterling would have the option to avoid termination of the Merger Agreement by increasing the consideration to be paid to the Company shareholders, as provided in Section 8.1(j). The Merger Agreement provides that each share of Company common stock will be converted into 0.7364 shares of Sterling common stock and $2.80 in cash (subject to certain conditions). An adjustment in such consideration could be effected by an increase in the cash portion, the stock portion, or a combination of cash and stock, at Sterling's discretion.

      In short, a "Sterling Determination Price" of less than $28.23 on the "Determination Date," combined with a "Sterling Change Ratio" which is less than the "Index Change Ratio, as such terms are defined in Section 8.1(j) of the Merger Agreement, would trigger the possibility of a decision by the Company Board of Directors to give Sterling a notice of termination (as summarized in the example given above). On the last trading date immediately preceding the filing of this report, the closing price per share of Sterling common stock on the Nasdaq Global Select Market was below $28.23. However, it should be noted that the "Determination Date" will be the date that is ten (10) business days before the "Closing Date" and the "Closing Date" is defined in Section 9.1 of the Merger Agreement as the last day of the month following the receipt of all regulatory approvals. Applications for the required regulatory approvals have been submitted by Sterling and remain pending as of the date of this report. On October 26, 2007, Sterling announced that it appears unlikely that the pending merger between Sterling and the Company will be completed during the fourth quarter of 2007. Sterling has revised its expectation for regulatory approval of the merger based upon recent conversations between Sterling and the Federal Deposit Insurance Corporation (the "FDIC"). Sterling has been asked by the FDIC to strengthen its internal regulatory compliance program to ensure that Sterling's infrastructure is keeping pace with its growth rate. The FDIC has also informed Sterling that, at this time, it cannot advise Sterling when or if the pending application to merge Sterling Savings Bank with North Valley Bank will be approved. Sterling and the Company are currently in discussions regarding an amendment to the Merger Agreement to extend the date after which either party may terminate the Merger Agreement if the merger has not been consummated, which is currently November 30, 2007; however, no agreement to amend the Merger Agreement has yet been reached.

      Any change in the market price of Sterling common stock prior to the completion of the proposed merger will affect the value of the merger consideration that Company shareholders will receive upon completion of the merger. Stock price changes may result from a variety of factors, including general market and economic conditions, changes in the businesses, operations and prospects of Sterling or the Company, and regulatory considerations, and many of these factors are beyond the control of Sterling or the Company. Therefore, Company shareholders and investors in the common stock of the Company are urged to review and carefully consider the provisions regarding merger consideration set forth in the Merger Agreement, including Section 8.1(j) of the

Merger Agreement, and the potential consequences of the changes that may occur in the stock trading prices for shares of Sterling common stock and the financial institutions listed in the Index Group, after the date of this report and prior to the "Closing Date."

Overview

      North Valley Bancorp (the "Company") is a bank holding company headquartered in Redding, California. The Company's wholly owned subsidiary, North Valley Bank ("NVB"), a state-chartered bank, operates out of its main office located at 300 Park Marina Circle, Redding, CA 96001, with twenty-six commercial banking offices, including two supermarket branches, in Northern California. The Company's principal business consists of attracting deposits from the general public and using the funds to originate commercial, real estate and installment loans to customers, who are predominately small and middle market businesses and middle income individuals. The Company's primary source of revenues is interest income from its loan and investment securities portfolios. The Company is not dependent on any single customer for more than ten percent of its revenues.

Earnings Summary

Earnings Summary

                                                       Three months ended September 30,   Nine months ended September 30,
(in thousands except per share amounts)                      2007           2006              2007             2006
                                                       --------------   ---------------   -------------   ---------------
Net interest income                                    $       10,245   $        10,510   $      30,674   $        31,598
Provision for loan and lease losses                               850               555             850               925
Noninterest income                                              3,350             3,598           9,654             9,411
Noninterest expense                                             9,481             9,859          30,443            29,755
Provision for income taxes                                      1,044               775           2,891             2,987
                                                       --------------   ---------------   -------------   ---------------
Net income                                             $        2,220   $         2,919   $       6,144   $         7,342
                                                       ==============   ===============   =============   ===============

Earnings Per Share
   Basic                                               $         0.30   $          0.40   $        0.84   $          0.99
   Diluted                                             $         0.29   $          0.39   $        0.80   $          0.95

Annualized Return on Average Assets                              0.97%             1.28%           0.92%             1.09%
Annualized Return on Average Equity                             11.15%            16.49%          10.55%            13.75%

      Net income for the three and nine months ended September 30, 2007 decreased by $699,000, or 23.9%, and $1,198,000, or 16.3%, respectively, compared to the same periods in 2006. Diluted earnings per share decreased $0.10, or 25.6%, for the three months ended September 30, 2007 compared to the same period in 2006. Diluted earnings per share decreased $0.15, or 15.8%, for the nine months ended September 30, 2007 compared to the same period in 2006. For the three and nine month periods ended September 30, 2007, the Company had $26,000 and $1,086,000, respectively, of merger related expenses resulting from the pending merger with and into Sterling Financial Corporation, announced on April 11, 2007. Results for the three and nine month periods ended September 30, 2007, on a non-GAAP basis, excluding these non-core merger related expenses were net income of $2,237,000, or $0.29 per diluted share and $6,882,000, or $0.90 per diluted share, respectively.

Net Interest Income

      Net interest income is the principal source of the Company's operating earnings and represents the difference between interest earned on loans and leases and other investments and interest paid on deposits and other borrowings. The amount of interest income and expense is affected by changes in the volume and mix of earning assets and interest-bearing deposits and borrowings, along with changes in interest rates.

      The following table is a summary of the Company's net interest income, presented on a fully taxable equivalent (FTE) basis for tax-exempt investments included in earning assets, for the periods indicated:

Schedule of Average Daily Balance and Average Yields and Rates
(Dollars in thousands)

                                         Three months ended September 30, 2007    Three months ended September 30, 2006
                                         -------------------------------------   --------------------------------------
                                            Average       Yield/     Interest       Average      Yield/     Interest
                                            Balance        Rate       Amount        Balance       Rate       Amount
                                         -------------   -------   -----------   -------------   ------   -------------
Assets
Earning assets:
   Federal funds sold                    $         977      4.87%  $        12   $       1,517     5.23%  $          20
   Investment securities:
      Taxable                                   90,946      4.30%          986         111,624     4.04%          1,136
      Non-taxable (1)                           20,748      6.73%          352          22,504     6.77%            384
      FNMA preferred stock (1)                   5,000      6.19%           78          12,041     6.52%            198
                                         -------------   -------   -----------   -------------   ------   -------------
   Total investments                           116,694      4.81%        1,416         146,169     4.66%          1,718
   Loans and leases (2)(3)                     696,861      7.85%       13,790         651,367     7.86%         12,899
                                         -------------   -------   -----------   -------------   ------   -------------
Total earning assets                           814,532      7.41%       15,218         799,053     7.27%         14,637

Non earning assets                              99,286                                 111,818
Allowance for loan and lease losses             (8,786)                                 (8,498)
                                         -------------                           -------------
Total non-earning assets                        90,500                                 103,320

Total assets                             $     905,032                           $     902,373
                                         =============                           =============

Liabilities and Shareholders' Equity
Interest bearing liabilities:
   Transaction accounts                  $     156,414      0.51%  $       200   $     185,339     0.31%  $         144
   Savings and money market                    189,995      1.92%          918         180,273     1.84%            835
   Time certificates                           224,154      4.68%        2,642         183,363     3.90%          1,803
   Other borrowed funds                         71,269      6.00%        1,078          86,195     5.59%          1,214
                                         -------------   -------   -----------   -------------   ------   -------------
Total interest bearing liabilities             641,832      2.99%        4,838         635,170     2.50%          3,996
                                                         -------   -----------                   ------   -------------
Demand deposits                                174,123                                 187,497
Other liabilities                               10,098                                   9,496
                                         -------------                           -------------
Total liabilities                              826,053                                 832,163
                                         -------------                           -------------
Shareholders' equity                            78,979                                  70,210
                                         -------------                           -------------
Total liabilities and
   shareholders' equity                  $     905,032                           $     902,373
                                         =============                           =============
Net interest income                                                $    10,380                            $      10,641
                                                                   ===========                            =============
Net interest spread                                         4.42%                                  4.77%
                                                         =======                                 ======
Net interest margin                                         5.06%                                  5.28%
                                                         =======                                 ======

--------------------------------------------------------------------------------

(1) Tax-equivalent basis; non-taxable securities are exempt from federal taxation.

(2) Loans on nonaccrual status have been included in the computations of averages balances.

(3) Includes loan fees of $351 and $228 for the three months ended September 30, 2007 and 2006, respectively.

Schedule of Average Daily Balance and Average Yields and Rates
(Dollars in thousands)

                                          Nine months ended September 30, 2007    Nine months ended September 30, 2006
                                         -------------------------------------   --------------------------------------
                                            Average       Yield/    Interest        Average      Yield/     Interest
                                            Balance        Rate      Amount         Balance       Rate       Amount
                                         -------------   -------   -----------   -------------   ------   -------------
Assets
Earning assets:
   Federal funds sold                    $       9,933      5.26%  $       391   $       5,398     4.85%  $         196
   Investment securities:
      Taxable                                   96,972      4.38%        3,177         120,769     4.09%          3,697
      Non-taxable (1)                           21,007      6.82%        1,072          23,121     6.90%          1,194
      FNMA preferred stock (1)                   7,175      6.45%          346          12,061     6.57%            593
                                         -------------   -------   -----------   -------------   ------   -------------
   Total investments                           125,154      4.91%        4,595         155,951     4.70%          5,484
   Loans and leases (2)(3)                     670,469      7.90%       39,622         634,837     7.76%         36,862
                                         -------------   -------   -----------   -------------   ------   -------------
Total earning assets                           805,556      7.40%       44,608         796,186     7.14%         42,542

Non earning assets                              99,603                                 111,019
Allowance for loan and lease losses             (8,809)                                 (8,155)
                                         -------------                           -------------
Total non-earning assets                        90,794                                 102,864

Total assets                             $     896,350                           $     899,050
                                         =============                           =============

Liabilities and Shareholders' Equity
Interest bearing liabilities:
   Transaction accounts                  $     158,883      0.48%  $       574   $     191,011     0.30%  $         435
   Savings and money market                    195,453      1.88%        2,746         179,297     1.38%          1,848
   Time certificates                           214,403      4.55%        7,304         175,399     3.53%          4,631
   Other borrowed funds                         63,551      6.06%        2,881          88,839     5.46%          3,631
                                         -------------   -------   -----------   -------------   ------   -------------
Total interest bearing liabilities             632,290      2.86%       13,505         634,546     2.22%         10,545
                                                         -------   -----------                   ------   -------------
Demand deposits                                175,200                                 182,976
Other liabilities                               10,970                                  10,131
                                         -------------                           -------------
Total liabilities                              818,460                                 827,653
                                         -------------                           -------------
Shareholders' equity                            77,890                                  71,397
                                         -------------                           -------------
Total liabilities and
   shareholders' equity                  $     896,350                           $     899,050
                                         =============                           =============
Net interest income                                                $    31,103                            $      31,997
                                                                   ===========                            =============
Net interest spread                                         4.54%                                  4.92%
                                                         =======                                 ======
Net interest margin                                         5.16%                                  5.37%
                                                         =======                                 ======

--------------------------------------------------------------------------------

(1) Tax-equivalent basis; non-taxable securities are exempt from federal taxation.

(2) Loans on nonaccrual status have been included in the computations of averages balances.

(3) Includes loan fees of $1,076 and $909 for the nine months ended September 30, 2007 and 2006, respectively.

      Net interest income has been adjusted to a fully taxable equivalent basis
(FTE) for tax-exempt investments included in earning assets. The decrease in net interest income (FTE) for the three and nine month periods ended September 30, 2007 resulted primarily from the change in the mix of interest bearing liabilities with the most significant increase in time deposits and the increase in average rate paid on all types of interest bearing liabilities somewhat offset by a shift in earning asset composition to higher yielding loans. Management is proactive in attempting to manage the Company's net interest margin, that is, trying to maximize current net interest income without placing an undue risk on future earnings. Currently the Company is retaining fixed-rate 15-and 30-year conforming residential mortgages to better diversify the portfolio. The Company expects to continue to sell the fixed rate jumbo mortgage loans it originates.

      While the yield on average earning assets, for the three and nine months ended September 30, 2007, increased by 14 and 26 basis points, respectively, from the same period last year, the rates paid on average interest bearing liabilities increased by 49 and 64 basis points, respectively. As a result, the Company's net interest margin (FTE) contracted 22 basis points to 5.06% for the three months ended September 30, 2007 from the 5.28% for the same period in 2006, and decreased 5 basis points from 5.11% for the linked quarter. The net interest margin for the nine months ended September 30, 2007 contracted 21 basis points to 5.16% from 5.37% for the same period in 2006.

Provision for Loan and Lease Losses

      The Company recorded $850,000 in provision for loan and lease losses for the three months ended September 30, 2007 to total $850,000 for the nine months ended September 30, 2007. The Company recorded $555,000 for the three months ended September 30, 2006 to total $925,000 for the nine months ended September 30, 2006. The process for determining allowance adequacy includes a comprehensive analysis of the loan portfolio. Factors in the analysis include size and mix of the loan portfolio, nonperforming loan levels, charge-off/recovery activity and other qualitative factors including economic activity. The decision to record additional provision reflects the growth in the loan portfolio and management's assessment of the overall adequacy of the allowance for loan and lease losses. Management believes that the current level of allowance for loan and lease losses as of September 30, 2007 of $9,602,000, or 1.34% of total loans and leases, is adequate at this time. The allowance for loan and lease losses was $8,831,000, or 1.34% of total loans and leases, at December 31, 2006. For further information regarding our allowance for loan and lease losses, see "Allowance for Loan and Lease Losses" on page 22.

Noninterest Income

      The following table is a summary of the Company's noninterest income for the periods indicated:

                                                              Three months ended September 30,   Nine months ended September 30,
(In thousands)                                                   2007                   2006        2007                  2006
                                                              ----------              --------   ---------              --------
Service charges on deposit accounts                           $    1,791              $  1,723   $   5,122              $  4,806
Other fees and charges                                               939                   902       2,797                 2,334
Earnings on cash surrender value of life insurance
policies                                                             333                   309         942                   889
Gain on sale of loans                                                 34                   171         131                   336
Other                                                                253                   493         662                 1,046
                                                              ----------              --------   ---------              --------
   Total noninterest income                                   $    3,350              $  3,598   $   9,654              $  9,411
                                                              ==========              ========   =========              ========

      Noninterest income decreased from $3,598,000 for the three months ended September 30, 2006 to $3,350,000 for the same period in 2007. Service charges on deposits increased $68,000 from the three months ended September 30, 2006 compared to the same period in 2007, driven by growth in the number of demand accounts. Other fees and charges increased $37,000 from $902,000 for the three months ended September 30, 2006 to $939,000 for the same period in 2007. The increase in fees is attributable to the increase in debit card activity, specifically, point-of-sale and foreign ATM use. These increases in service charges and fees were more than offset by a decrease in the gain on sales of mortgages of $137,000 to $34,000 for the three months ended September 30, 2007 compared to $171,000 for the same period in 2006 and a decrease in other income of $240,000 due primarily to a gain from a one-time sale of Company property in the third quarter of 2006 of $198,000.

      Noninterest income increased $243,000 to $9,654,000 for the nine months ended September 30, 2007 from $9,411,000 for the same period in 2006. The increase was primarily driven by the increase in service charges on deposit accounts of $316,000 and the increase in other fees and charges of $463,000 as discussed above, partially offset by the decrease in gain on sale of loans of $205,000 and other noninterest income of $384,000.

Noninterest Expense

      The following table is a summary of the Company's noninterest expense for the periods indicated:

                                         Three months ended September 30,   Nine months ended September 30,
(In thousands)                               2007                2006           2007               2006
                                         ------------        ------------   -----------        ------------
Salaries & employee benefits             $      5,306        $      5,407   $    16,340        $     16,458
Occupancy expense                                 773                 772         2,296               2,255
Data processing expenses                          552                 658         1,674               1,752
Equipment expense                                 499                 533         1,552               1,610
Professional services                             161                 383           971               1,099
Marketing                                         266                 270           794                 826
ATM expense                                       237                 229           742                 656
Printing & supplies                               143                 151           531                 509
Operations expense                                215                 244           651                 655
Director                                           92                 139           407                 440
Amortization of intangibles                       163                 163           488                 488
Postage                                           141                  90           395                 390
Merger expense                                      5                   -           761                   -
Other                                             928                 820         2,841               2,617
                                         ------------        ------------   -----------        ------------
   Total noninterest expense             $      9,481        $      9,859   $    30,443        $     29,755
                                         ============        ============   ===========        ============

      Noninterest expense totaled $9,481,000 for the three months ended September 30, 2007, compared to $9,859,000 for the same period in 2006. This represents a decrease of $378,000, or 3.8%, for the three months ended September 30, 2007 from the comparable period in 2006 due primarily to decreases in salaries and employee benefit expenses, data processing expenses as well as professional services expense. Salaries and benefits decreased by $101,000, or 1.9%, to $5,306,000 for the three months ended September 30, 2007 compared to $5,407,000 for the same period in 2006. Data processing expense decreased $106,000 for the three months ended September 30, 2007 compared to the same period in 2006, while professional services expenses decreased by $222,000 during the same period. The Company's ratio of noninterest expense to average assets decreased to 4.19% for the three months ended September 30, 2007 compared to 4.37% for the same period in 2006. The Company's efficiency ratio decreased slightly to 69.74% for the three months ended September 30, 2007 from 69.88% for the same period in 2006.

      Noninterest expense totaled $30,443,000 for the nine months ended September 30, 2007, compared to $29,755,000 for the same period in 2006. This represents an increase of $688,000, or 2.3%, for the nine months ended September 30, 2007 from the comparable period in 2006 due primarily to expenses related to the pending merger with Sterling Financial Corporation of $1,086,000, for the nine months ended September 30, 2007, $761,000 of which is included in the merger expense category and $325,000 of which is legal fees and auditing fees for the merger included in the professional services category in the above table. The merger related expenses were partially offset by decreases in professional services expenses of $128,000, salaries and employee benefit expenses of $118,000 and data processing expenses of $78,000. The Company's ratio of noninterest expense to average assets increased slightly to 4.53% for the nine months ended September 30, 2007 compared to 4.41% for the same period in 2006. The Company's efficiency ratio increased slightly to 75.49% for the nine months ended September 30, 2007 from 72.56% for the same period in 2006.

Income Taxes

      The provision for income taxes for the three months ended September 30, 2007 was $1,044,000 compared to $775,000 for the same period in 2006. The provision for income taxes for the nine months ended September 30, 2007 was $2,891,000 compared to $2,987,000 for the same period in 2006. The effective income tax rate for state and federal income taxes was 32.0% for both the three and nine month periods ended September 30, 2007 compared to 21.0% and 28.9%, respectively, for the same periods in 2006. The increase in the effective income tax rate for 2007 compared to the same periods in 2006 is due to management, following the filing of the Company's 2005 tax returns during the third quarter of 2006, determined that the Company's estimated tax rate that had been applied to previously reported net income was overstated as a result of an underestimate of California job credits (which are determined subsequent to year-end through a process employed by the State of California) and an overestimate of the federal statutory tax rate (resulting from the Company's pre-tax income falling between the federal statutory rates of 34% and 35%). As a result, the 2006 tax provision was adjusted on a cumulative basis to reflect this change in accounting estimate. The difference in the effective tax rate compared to the statutory tax rate (approximately 42.05%) is primarily the result of the Company's investment in municipal securities, FNMA Preferred Stock, and Bank-owned life insurance policies whose income is exempt from Federal taxes. In addition, the Company receives special tax benefits from the State of California Franchise Tax Board for operating and providing loans, as well as jobs, in designated 'Enterprise Zones'.

Financial Condition as of September 30, 2007 As Compared to December 31, 2006

      Total assets at September 30, 2007 increased $19,231,000, or 2.2% to $924,904,000, compared to $905,673,000 at December 31, 2006. Loans and leases increased $57,643,000, or 8.7%, to $717,436,000 at September 30, 2007 from
$659,793,000 at December 31, 2006. Investment securities and federal funds sold decreased $35,655,000, or 24.7%, to $108,668,000 at September 30, 2007, compared to $144,323,000 at December 31, 2006. On the liability side, deposits decreased $13,849,000, or 1.8%, from December 31, 2006 to $736,439,000 at September 30,
2007.

Loan and Lease Portfolio

      Loans and leases, the Company's major component of earning assets, increased during the first nine months of 2007 to $717,436,000 at September 30, 2007 from $659,793,000 at December 31, 2006. Commercial loans increased by $3,977,000, commercial real estate loans increased by $20,165,000, real estate - construction loans increased by $16,851,000, real estate - mortgage loans increased by $3,556,000, installment loans increased by $10,439,000 and other loans increased by $3,158,000. Direct financing leases decreased by $530,000 from December 31, 2006.

      The Company's average loan to deposit ratio was 93.6% for the quarter ended September 30, 2007 compared to 88.4% for the same period in 2006. The increase in the Company's average loan to deposit ratio is driven by an increase in total average loans of $45,494,000 while total average deposits increased by $8,214,000.

(Dollars in thousands)                          September 30,     December 31,
                                                    2007              2006
                                               ---------------   --------------

Commercial                                     $        82,099   $       78,122
Real estate - commercial                               283,488          263,323
Real estate - construction                             230,050          213,199
Real estate - mortgage                                  44,043           40,487
Installment                                             38,390           27,951
Direct financing leases                                  1,455            1,985
Other                                                   38,986           35,828
                                               ---------------   --------------
                                                       718,511          660,895

Deferred loan fees, net                                 (1,075)          (1,102)
Allowance for loan and lease losses                     (9,602)          (8,831)
                                               ---------------   --------------
                                               $       707,834   $      650,962
                                               ===============   ==============

Impaired, Nonaccrual, Past Due and Restructured Loans and Leases and Other Nonperforming Assets

      The Company considers a loan or lease impaired if, based on current information and events, it is probable that the Company will be unable to collect the scheduled payments of principal or interest when due according to the contractual terms of the loan agreement. The measurement of impaired loans and leases is generally based on the present value of expected future cash flows discounted at the historical effective interest rate, except that all collateral-dependent loans and leases are measured for impairment based on the fair value of the collateral.

      At September 30, 2007, the recorded investment in loans and leases for which impairment had been recognized was approximately $3,359,000 compared to $24,000 at September 30, 2006. The increase was primarily due to one credit, which is a commercial building and a notice of default was filed. The loan is well-secured and no loss is anticipated. Of the 2007 balance, there was a related valuation allowance of $538,000. During the portion of the year that the loans and leases were impaired, the Company recognized interest income of approximately $5,000 for cash payments received in 2007.

      At December 31, 2006, the recorded investment in loans and leases for which impairment had been recognized was approximately $72,000. Of the 2006 balance, there was a related valuation allowance of $36,000.

For the year ended December 31, 2006, the average recorded investment in loans and leases for which impairment had been recognized was approximately $63,000. During the portion of the year that the loans and leases were impaired, the Company recognized interest income of approximately $9,000 for cash payments received in 2006.

      Loans on which the accrual of interest has been discontinued are designated as nonaccrual loans. Accrual of interest on loans is discontinued either when reasonable doubt exists as to the full and timely collection of interest or principal, or when a loan becomes contractually past due by 90 days or more with respect to interest or principal (except that when management believes a loan is well secured and in the process of collection, interest accruals are continued on loans deemed by management to be fully collectible). When a loan is placed on nonaccrual status, all interest previously accrued but not collected is reversed against current period interest income. Income on such loans is then recognized only to the extent that cash is received and where the future collection of principal is probable. Interest accruals are resumed on such loans when, in the judgment of management, the loans are estimated to be fully collectible as to both principal and interest.

      Nonperforming assets at September 30, 2007, and December 31, 2006, are summarized as follows:

                                                                         September 30,   December 31,
                                                                             2007            2006
                                                                         -------------   ------------
Nonaccrual loans and leases                                              $       3,359   $         72
Loans and leases past due 90 days and accruing interest                              8            403
Other real estate owned                                                            902            902
                                                                         -------------   ------------
   Total nonperforming assets                                            $       4,269   $      1,377
                                                                         =============   ============

Nonaccrual loans and leases to total gross loans and leases                       0.47%          0.01%
Nonperforming loans and leases to total gross loans and leases                    0.47%          0.07%
Total nonperforming assets to total assets                                        0.46%          0.15%

Allowance for Loan and Lease Losses

      A summary of the allowance for loan and lease losses at September 30, 2007 and September 30, 2006 is as follows:

                                                                         Nine months ended September 30,
                                                                              2007             2006
                                                                         -------------   ---------------
Balance beginning of period                                              $       8,831   $         7,864
Provision for loan and lease losses                                                850               925
Net (charge-offs) recoveries                                                       (79)               64
                                                                         -------------   ---------------
Balance end of period                                                    $       9,602   $         8,853
                                                                         =============   ===============

Allowance for loan and lease losses to total loans and leases                     1.34%             1.33%

      The allowance for loan and lease losses is established through a provision for loan and lease losses based on management's evaluation of the risks inherent in the loan and lease portfolio. In determining levels of risk, management considers a variety of factors, including, but not limited to, asset classifications, economic trends, industry experience and trends, geographic concentrations, estimated collateral values, historical loan and lease loss experience, and the Company's underwriting policies. While management uses the best information available to make these estimates, future adjustments to allowances may be necessary due to economic, operating, regulatory, and other conditions that may be beyond the Company's control. In addition, various regulatory agencies, as an integral part of their examination process, periodically review the adequacy of the Company's allowance for loan and lease losses. Such agencies may require the Company to recognize additions to the allowance based on judgments different from those of management.

      The allowance for loan and lease losses is comprised of two primary types of allowances:

            1.    Formula Allowance

                  Formula allowances are based upon loan and lease loss factors that reflect management's estimate of the inherent loss in various segments of pools within the loan and lease portfolio. The loss factor is multiplied by the portfolio segment (e.g. multifamily permanent mortgages) balance to derive the formula allowance amount. The loss factors are updated periodically by the Company to reflect current information that has an effect on the amount of loss inherent in each segment.

                  The formula allowance is adjusted for qualitative factors that are based upon management's evaluation of conditions that are not directly measured in the determination of the formula and specific allowance. The evaluation of inherent loss with respect to these conditions is subject to a higher degree of uncertainty because they are not identified with specific problem credits or historical performance of loan and lease portfolio segments. The conditions evaluated to determine the adjustment to the formula allowance at September 30, 2007 included the following, which existed at the balance sheet date:

                        o General business and economic conditions effecting the Company's key lending areas

                        o Real estate values and market trends in Northern California

                        o     Loan volumes and concentrations

                        o Seasoning of the loan portfolio, including trends in past due and nonperforming loans

                        o     Status of the current business cycle

                        o Specific industry or market conditions within portfolio segments

                        o     Model imprecision

            2.    Specific Allowance

                  Specific allowances are established in cases where management has identified significant conditions or circumstances related to an individually impaired credit. In other words, these allowances are specific to the loss inherent in a particular loan. The amount for a specific allowance is calculated in accordance with SFAS No. 114, "Accounting By Creditors For Impairment Of A Loan."

      The $9,602,000 in allowance at September 30, 2007 reflects management's estimate of the inherent loss in various pools or segments in the portfolio, and includes adjustments for general economic conditions, trends in the portfolio and changes in the mix of the portfolio.

      Future provisions may be required and the ratio of the allowance for loan and lease losses to loans outstanding may increase. Experience across the financial services industry indicates that commercial business and income property loans may present greater risks than residential real estate loans, and therefore should be accompanied by suitably higher levels of reserves.

Deposits

      Total deposits decreased $13,849,000, or 1.8%, to $736,439,000 at
September 30, 2007 compared to $750,288,000 at December 31, 2006. Noninterest-bearing demand deposits decreased $24,385,000 or 12.5% from December 31, 2006, interest-bearing demand deposits decreased $8,977,000 or 5.6%, money market accounts decreased $2,660,000 or 2.4%, and savings decreased $9,081,000 or 10.4%, while certificates of deposits increased $31,254,000 or 15.8% from December 31, 2006. The Company experienced a shift in deposits to time certificates as time deposit rates increased.

                                     September 30,   December 31,
                                         2007            2006
                                     -------------   -------------

Noninterest-bearing demand           $     170,457   $     194,842
Interest-bearing demand                    151,962         160,939
Money market and savings                   185,092         196,833
Time certificates                          228,928         197,674

                                     -------------   -------------
   Total deposits                    $     736,439   $     750,288
                                     =============   =============

Liquidity

      The objective of liquidity management is to ensure the continuous availability of funds to meet the demands of depositors and borrowers. Collection of principal and interest on loans and leases, the liquidations and maturities of investment securities, deposits with other banks, customer deposits and short term borrowings, when needed, are primary sources of funds that contribute to liquidity. Unused lines of credit from correspondent banks to provide federal funds of $25,000,000 as of September 30, 2007 were also available to provide liquidity. In addition, NVB is a member of the Federal Home Loan Bank ("FHLB") providing additional unused borrowing capacity of $44,180,000 secured by certain loans and investment securities as of September 30, 2007. The Company also has a line of credit with Federal Reserve Bank of San Francisco ("FRB") of $2,311,000 secured by first deeds of trust on eligible commercial real estate loans and leases. As of September 30, 2007, borrowings consisted of term borrowings of $25,000,000 and overnight borrowings of $40,590,000 outstanding with the FHLB, and $31,961,000 was outstanding in the form of subordinated debt issued by the Company.

      The Company manages both assets and liabilities by monitoring asset and liability mixes, volumes, maturities, yields and rates in order to preserve liquidity and earnings stability. Total liquid assets (cash and due from banks, federal funds sold, and available for sale investment securities) totaled $136,949,000 and $175,067,000 (or 14.8% and 19.3% of total assets) at September
30, 2007 and December 31, 2006, respectively.

      Core deposits, defined as demand deposits, interest bearing demand deposits, regular savings, money market deposit accounts and time deposits of less than $100,000, continue to provide a relatively stable and low cost source of funds. Core deposits totaled $639,241,000 and $673,303,000 at September 30, 2007 and December 31, 2006, respectively.

      In assessing liquidity, historical information such as seasonal loan demand, local economic cycles and the economy in general are considered along with current ratios, management goals and unique characteristics of the Company. Management believes the Company is in compliance with its policies relating to liquidity.

Interest Rate Sensitivity

      The Company constantly monitors earning asset and deposit levels, developments and trends in interest rates, liquidity, capital adequacy and marketplace opportunities. Management responds to all of these to protect and possibly enhance net interest income while managing risks within acceptable levels as set forth in the Company's policies. In addition, alternative business plans and contemplated transactions are also analyzed for their impact. This process, known as asset/liability management, is carried out by changing the maturities and relative proportions of the various types of loans, investments, deposits and other borrowings in the ways prescribed above.

      The tool used to manage and analyze the interest rate sensitivity of a financial institution is known as a simulation model and is performed with specialized software built for this specific purpose for financial institutions. This model allows management to analyze three specific types of risks: market risk, mismatch risk, and basis risk.

Market Risk

      Market risk results from the fact that the market values of assets or liabilities on which the interest rate is fixed will increase or decrease with changes in market interest rates. If the Company invests in a fixed-rate, long term security and then interest rates rise, the security is worth less than a comparable security just issued because the older security pays less interest than the newly issued security. If the security had to be sold before maturity, then the Company would incur a loss on the sale. Conversely, if interest rates fall after a fixed-rate security is purchased, its value increases, because it is paying at a higher rate than newly issued securities. The fixed rate liabilities of the Company, like certificates of deposit and fixed-rate borrowings, also change in value with changes in interest rates. As rates drop, they become more valuable to the depositor and hence more costly to the Company. As rates rise, they become more valuable to the Company. Therefore, while the value changes when rates move in either direction, the adverse impacts of market risk to the Company's fixed-rate assets are due to rising rates and for the Company's fixed-rate liabilities, they are due to falling rates. In general, the change in market value due to changes in interest rates is greater in financial instruments that have longer remaining maturities. Therefore, the exposure to market risk of assets is lessened by managing the amount of fixed-rate assets and by keeping maturities relatively short. These steps, however, must be balanced against the need for adequate interest income because variable-rate and shorter-term assets generally yield less interest than longer-term or fixed-rate assets.

Mismatch Risk

      The second interest-related risk, mismatch risk, arises from the fact that when interest rates change, the changes do not occur equally in the rates of interest earned and paid because of differences in the contractual terms of the assets and liabilities held. A difference in the contractual terms, a mismatch, can cause adverse impacts on net interest income.

      The Company has a certain portion of its loan portfolio tied to the national prime rate. If these rates are lowered because of general market conditions, e.g., the prime rate decreases in response to a rate decrease by the Federal Reserve Open Market Committee ("FOMC"), these loans will be repriced. If the Company were at the same time to have a large proportion of its deposits in long-term fixed-rate certificates, interest earned on loans would decline while interest paid on the certificates would remain at higher levels for a period of time until they mature. Therefore net interest income would decrease immediately. A decrease in net interest income could also occur with rising interest rates if the Company had a large portfolio of fixed-rate loans and securities that was funded by deposit accounts on which the rate is steadily rising.

      This exposure to mismatch risk is managed by attempting to match the maturities and repricing opportunities of assets and liabilities. This may be done by varying the terms and conditions of the products that are offered to depositors and borrowers. For example, if many depositors want shorter-term certificates while most borrowers are requesting longer-term fixed rate loans, the Company will adjust the interest rates on the certificates and loans to try to match up demand for similar maturities. The Company can then partially fill in mismatches by purchasing securities or borrowing funds from the FHLB with the appropriate maturity or repricing characteristics.

Basis Risk

      The third interest-related risk, basis risk, arises from the fact that interest rates rarely change in a parallel or equal manner. The interest rates associated with the various assets and liabilities differ in how often they change, the extent to which they change, and whether they change sooner or later than other interest rates. For example, while the repricing of a specific asset and a specific liability may occur at roughly the same time, the interest rate on the liability may rise one percent in response to rising market rates while the asset increases only one-half percent. While the Company would appear to be evenly matched with respect to mismatch risk, it would suffer a decrease in net interest income. This exposure to basis risk is the type of interest risk least able to be managed, but is also the least dramatic. Avoiding concentration in only a few types of assets or liabilities is the best means of increasing the chance that the average interest received and paid will move in tandem. The wider diversification means that many different rates, each with their own volatility characteristics, will come into play.

Net Interest Income and Net Economic Value Simulations

      To quantify the extent of all of these risks both in its current position and in transactions it might make in the future, the Company uses computer modeling to simulate the impact of different interest rate scenarios on net interest income and on net economic value. Net economic value or the market value of portfolio equity is defined as the difference between the market value of financial assets and liabilities. These hypothetical scenarios include both sudden and gradual interest rate changes, and interest rate changes in both directions. This modeling is the primary means the Company uses for interest rate risk management decisions.

      The hypothetical impact of sudden interest rate shocks applied to the Company's asset and liability balances are modeled quarterly. The results of this modeling indicate how much of the Company's net interest income and net economic value are "at risk" (deviation from the base level) from various sudden rate changes.

This exercise is valuable in identifying risk exposures. The results for the Company's most recent simulation analysis indicate that the Company's net interest income at risk over a one-year period and net economic value at risk from 2% shocks are within normal expectations for sudden changes and do not materially differ from those of December 31, 2006.

      For this simulation analysis, the Company has made certain assumptions about the duration of its non-maturity deposits that are important to determining net economic value at risk.

Capital Resources

      The Company maintains capital to support future growth and dividend payouts while trying to effectively manage the capital on hand. From the depositor standpoint, a greater amount of capital on hand relative to total assets is generally viewed as positive. At the same time, from the standpoint of the shareholder, a greater amount of capital on hand may not be viewed as positive because it limits the Company's ability to earn a high rate of return on stockholders' equity (ROE). Stockholders' equity increased to $80,289,000 as of September 30, 2007, as compared to $75,491,000 at December 31, 2006. The increase was due to net income of $6,144,000, stock based compensation of $240,000 and stock option exercises of $1,010,000, partially offset by the increase in unrealized loss on available for sale securities of $148,000, and the cash dividends paid out in the amount of $2,208,000. Under current regulations, management believes that the Company meets all capital adequacy requirements and North Valley Bank was considered well capitalized at September 30, 2007 and December 31, 2006.

      The Company's and North Valley Bank's capital amounts and risk-based capital ratios are presented below.

                                                                                              To be Well Capitalized
                                                                       For Capital Adequacy   Under Prompt Corrective
                                                         Actual             Purposes             Action Provisions
                                                ---------------------------------------------------------------------
                                                                        Minimum     Minimum    Minimum      Minimum
                                                  Amount      Ratio     Amount       Ratio      Amount       Ratio
                                                ---------------------------------------------------------------------
Company
As of September 30, 2007
   Total capital (to risk weighted assets)      $ 106,049     11.95%   $  70,995     8.00%          N/A         N/A
   Tier 1 capital (to risk weighted assets)     $  92,815     10.46%   $  35,493     4.00%          N/A         N/A
   Tier 1 capital (to average assets)           $  92,815     10.45%   $  35,527     4.00%          N/A         N/A

As of December 31, 2006
   Total capital (to risk weighted assets)      $ 100,065     11.88%   $  67,384     8.00%          N/A         N/A
   Tier 1 capital (to risk weighted assets)     $  86,032     10.21%   $  33,705     4.00%          N/A         N/A
   Tier 1 capital (to average assets)           $  86,032      9.66%   $  35,624     4.00%          N/A         N/A

North Valley Bank
As of September 30, 2007
   Total capital (to risk weighted assets)      $ 103,928     11.75%   $  70,759     8.00%    $  88,449       10.00%
   Tier 1 capital (to risk weighted assets)     $  94,326     10.66%   $  35,394     4.00%    $  53,092        6.00%
   Tier 1 capital (to average assets)           $  94,326     10.63%   $  35,494     4.00%    $  44,368        5.00%

As of December 31, 2006
   Total capital (to risk weighted assets)      $  97,642     11.61%   $  67,281     8.00%    $  84,102       10.00%
   Tier 1 capital (to risk weighted assets)     $  88,811     10.56%   $  33,641     4.00%    $  50,461        6.00%
   Tier 1 capital (to average assets)           $  88,811      9.97%   $  35,631     4.00%    $  44,539        5.00%

ITEM 3. QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

      In management's opinion there has not been a material change in the Company's market risk profile for the nine months ended September 30, 2007 compared to December 31, 2006. Please see discussion under the caption "Interest Rate Sensitivity" on page 24.

ITEM 4. CONTROLS AND PROCEDURES

      Disclosure Controls and Procedures. Disclosure controls and procedures are designed with the objective of ensuring that information required to be disclosed in reports filed by the Company under the Exchange Act, such as this Quarterly Report, is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission. Disclosure controls and procedures are also designed with the objective of ensuring that such information is accumulated and communicated to management, including the Chief Executive Officer and the Chief Financial Officer, as appropriate to allow timely decisions regarding required disclosure.

      Evaluation of Disclosure Controls and Procedures and Internal Control over Financial Reporting. The Company's management, including the Chief Executive Officer and the Chief Financial Officer, evaluated the Company's disclosure controls and procedures (as defined in Rule 13a-15(e) under the Exchange Act) as of September 30, 2007. Based on this evaluation, the Chief Executive Officer and the Chief Financial Officer concluded that the Company's disclosure controls and procedures are effective. An evaluation of any changes in the Company's internal control over financial reporting that occurred during the Company's fiscal quarter ended September 30, 2007 was carried out under the supervision and with the participation of the Company's Chief Executive Officer, Chief Financial Officer and other members of the Company's senior management group. The Company's Chief Executive Officer and Chief Financial Officer concluded that no change identified in connection with such evaluation has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting.

PART II - OTHER INFORMATION

Item 1. Legal Proceedings

      There are no material legal proceedings pending against the Company or against any of its property. The Company, because of the nature of its business, is generally subject to various legal actions, threatened or filed, which involve ordinary, routine litigation incidental to its business. Some of the pending cases seek punitive damages in addition to other relief. Although the amount of the ultimate exposure, if any, cannot be determined at this time, the Company does not expect that the final outcome of threatened or filed suits will have a materially adverse effect on its consolidated financial position.

Item 1A. Risk Factors

      There have been no material changes from risk factors as previously disclosed by the Company in its response to Item 1A of Part 1 of Form 10-K for the fiscal year ended December 31, 2006.

Item 2.  Unregistered Sales of Equity Securities and Use of Proceeds

      None

Item 3. Defaults Upon Senior Securities

      Not applicable

Item 4.  Submission of Matters to a Vote of Security Holders

      As previously reported under PART II- OTHER INFORMATION Item 4 of the Form 10-Q filed for the period ended June 30, 2007.

Item 5. Other Information

      None

Item 6. Exhibits

        31        Rule 13a-14(a) / 15d-14(a) Certifications
        32        Section 1350 Certifications
        99.143    Park Marina Lease Extension Agreement dated July 30, 2007, between The McConnell Foundation and North Valley Bank

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NORTH VALLEY BANCORP
--------------------
(Registrant)

Date November 8, 2007

By:

/s/ Michael J. Cushman
--------------------------------------------------
Michael J. Cushman
President & Chief Executive Officer
(Principal Executive Officer)

/s/ Kevin R. Watson
--------------------------------------------------
Kevin R. Watson
Executive Vice President & Chief Financial Officer
(Principal Financial Officer & Principal Accounting Officer)

                                                                    Exhibit 31.1

                     Rule 13a-14(a)/15d-14(a) Certifications

I, Michael J. Cushman, certify that:

1.    I have reviewed this quarterly report on Form 10-Q of North Valley
      Bancorp;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f))for the registrant and have:

      (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

      (b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

      (c) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

      (d) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors:

      (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

      (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: November 8, 2007          /s/ Michael J. Cushman
                               -------------------------------------------------
                               Michael J. Cushman, President and Chief Executive Officer (Principal Executive Officer)

                                                                    Exhibit 31.2

                     Rule 13a-14(a)/15d-14(a) Certifications

I, Kevin R. Watson, certify that:

1.    I have reviewed this quarterly report on Form 10-Q of North Valley
      Bancorp;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f))for the registrant and have:

      (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

      (b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

      (c) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

      (d) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors:

      (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

      (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: November 8, 2007         /s/ Kevin R. Watson
                               -------------------------------------------------
                               Kevin R. Watson, Executive Vice President & Chief
                               Financial Officer (Principal Financial Officer
                               & Principal Accounting Officer)

                                                                      Exhibit 32

                           Section 1350 Certifications
     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 with Respect to the North Valley Bancorp Quarterly Report on Form 10-Q
                    for the Quarter ended September 30, 2007

      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of North Valley Bancorp, a California corporation (the "Company"), does hereby certify that:

      1. The Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2007 (the "Form 10-Q") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. Information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 8, 2007              /s/ Michael J. Cushman
                                    --------------------------------------------
                                    Michael J. Cushman
                                    President and Chief Executive Officer
                                    (Principal Executive Officer)

Dated: November 8, 2007              /s/ Kevin R. Watson
                                    --------------------------------------------
                                    Kevin R. Watson
                                    Executive Vice President & Chief Financial
                                    Officer (Principal Financial Officer &
                                    Principal Accounting Officer)

      A signed original of this written statement required by Section 906 has been provided to North Valley Bancorp and will be retained by North Valley Bancorp and furnished to the Securities and Exchange Commission or its staff upon request.

PROXY                           NORTH VALLEY BANCORP                       PROXY

   Proxy Solicited on Behalf of the Board of Directors of North Valley Bancorp for the Annual Meeting of Shareholders, December 20, 2007

         The undersigned holder of Common Stock acknowledges receipt of the Notice of Annual Meeting of Shareholders of North Valley Bancorp and the accompanying Proxy Statement dated November 26, 2007, and revoking any proxy heretofore given, hereby constitutes and appoints Michael J. Cushman and Kevin
R. Watson, and each of them, each with full power of substitution, as attorneys and proxies to represent and vote, as designated on the reverse side, all shares of Common Stock of North Valley Bancorp (the "Corporation"), which the undersigned would be entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held in the Administrative Offices of North Valley Bancorp, 300 Park Marina Circle, Redding, California, on Thursday, December 20, 2007 at 4:00 p.m., or at any postponement or adjournment thereof, upon the matters set forth in the Notice of Annual Meeting and Proxy Statement and upon such other business as may properly come before the meeting or any postponement or adjournment thereof. All properly executed proxies will be voted as indicated.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS AND "FOR" THE RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITOR. WHEN THE PROXY IS PROPERLY EXECUTED, SHARES REPRESENTED BY THE PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN IN THE PROXY, SHARES REPRESENTED BY THE PROXY WILL BE VOTED "FOR" THE ELECTION OF THE DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS AND "FOR" THE RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITOR AND IN THE DISCRETION OF THE PROXY HOLDERS, ON ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

         THIS PROXY IS SOLICITED BY, AND ON BEHALF OF, THE BOARD OF DIRECTORS OF THE CORPORATION AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

                (Continued, and to be signed on the other side)

   --------------------------------------------------------------------------
    Address Change/Comments (Mark the corresponding box on the reverse side)
   --------------------------------------------------------------------------


   --------------------------------------------------------------------------



--------------------------------------------------------------------------------

                            ^ FOLD AND DETACH HERE ^

                                                                                                                  Please        [ ]
                                                                                                                  Mark Here
                                                                                                                  for Address
                                                                                                                  Change or
                                                                                                                  Comments
                                                                                                                  SEE REVERSE SIDE



1. To elect as Directors the nominees set forth below:                  3. In their discretion the proxy holders are authorized
                                                                           to vote upon such other business as may properly come
                                                         WITHHOLD          before the meeting.
                                                  FOR    AUTHORITY

01 Michael J. Cushman                             [ ]       [ ]                                    I PLAN TO ATTEND THE MEETING [ ]
02 Dante W. Ghidinelli
03 Kevin D. Hartwick
04 Roger B. Kohlmeier
05 William W. Cox
06 Dolores M. Vellutini

(Instruction: To withhold authority to vote for any nominee, strike a line through the nominee's name on the list above.)

                                                  FOR     AGAINST    ABSTAIN           Dated: _______________________________, 2007
2. To ratify the appointment of Perry-Smith LLP   [ ]       [ ]        [ ]
   as Independent Auditor for 2007.                                                    ____________________________________________
                                                                                                        Signature

                                                                                       ____________________________________________
                                                                                                  Signature if held jointly

                                                                                       Please mark,  date and sign exactly as your
                                                                                       name(s)  appear(s)  above.  When signing as
                                                                                       attorney, executor, administrator,  trustee
                                                                                       or guardian, please give full title. If one
                                                                                       or more than one trustee, all should sign.

                                                                                       WHETHER  OR NOT  YOU  PLAN TO  ATTEND  THIS
                                                                                       MEETING,  PLEASE SIGN AND RETURN THIS PROXY
                                                                                       AS PROMPTLY  AS  POSSIBLE  IN THE  ENCLOSED
                                                                                       POSTAGE PAID ENVELOPE.

------------------------------------------------------------------------------------------------------------------------------------
                                                       ^ FOLD AND DETACH HERE ^

                               WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING,
                                        BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

                             Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

               Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

                ----------------------------------------                         --------------------------------------
                              INTERNET                                                          TELEPHONE
                    http://www.proxyvoting.com/novb                                           1-866-540-5760
                  Use the internet to vote your proxy.               OR              Use any touch-tone telephone to
                     Have your proxy card in hand                                    vote your proxy. Have your proxy
                     when you access the web site.                                     card in hand when you call.

                ----------------------------------------                         --------------------------------------

                If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.
            To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

            ---------------------------------------------------------------------------------------------------------
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